Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER (herein, this “Amendment”) is entered into as of September 20, 2022, among CTO Realty Growth, Inc., a Maryland corporation, and together with its successors and assigns (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender.

PRELIMINARY STATEMENTS

A.      The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2019, as amended by the Third Amendment to Second Amended and Restated Credit Agreement dated as of November 26, 2019, as amended by the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 1, 2020, as amended by the Fifth Amendment to Second Amended and Restated Credit Agreement and Consent dated as of November 12, 2020, as amended by the Sixth Amendment to Second Amended and Restated Credit Agreement and Joinder dated as of March 10, 2021, and as amended by the Seventh Amendment to Second Amended and Restated Credit Agreement and Joinder dated as of November 5, 2021 (such Second Amended and Restated Credit Agreement, as heretofore amended, and as the same may be amended, restated, supplemented or otherwise modified, including by this Amendment, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Lenders (i) make certain amendments related to the inclusion of a sustainability component whereby pricing can be adjusted upon the Borrower’s achievement of certain sustainability targets, (ii) increase the Term Loan Commitment by $100,000,000 through new 2028 Term Loan Commitments (the “2028 Term Loan Commitments”) and, in connection therewith, the Borrower has requested that PNC Bank, National Association (“PNC”) be joined as a Term Loan Lender under the Credit Agreement, (iii) increase the Revolving Credit Commitments (the “Revolver Increase”) and outstanding Revolving Loans of KeyBank National Association, Raymond James Bank, Synovus Bank and Truist Bank and, in connection therewith, the Borrower has requested that PNC and Regions Bank (“Regions”, together with PNC, the “Additional Lenders”) be joined as Revolving Lenders, with a Revolving Credit Commitment, under the Credit Agreement, and (iv) release the Pledge Collateral (as defined below) and terminate the Obligations granted under that the Pledge Agreement (as defined below).

C.     The Borrower, the Administrative Agent and the Lenders party hereto propose to amend the Credit Agreement to, among other things, incorporate sustainability pricing adjustments, provide for the 2028 Term Loan Commitments, the Revolver Increase, the joinder of the Additional Lenders and the release of Collateral on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   JOINDER OF ADDITIONAL LENDERS.

1.1       Upon the satisfaction of the conditions precedent set forth in Section 6 below, each Additional Lender agrees to become a Lender pursuant to and in accordance with the Credit Agreement and to be bound by the terms of the Credit Agreement and the other Loan Documents as a Lender thereunder and have the rights and obligations of a Lender thereunder.

1.2.      Each Additional Lender: (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(a) and (c) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (e) acknowledges that it has delivered to the Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify such Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to it in respect of the Loans or under the Credit Agreement and the other Loan Documents; and (f) acknowledges that one or more conditions precedent to the making of any Loan prior to the Eighth Amendment Effective Date may have been waived in connection with such Loan and agrees to be bound thereby.

1.3.      Following the execution of this Amendment by all parties hereto, this Amendment will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  Upon the satisfaction of the conditions precedent in Section 6 of this Amendment, each Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

1.4.      The Term Loan Commitments and Revolving Credit Commitments for each Lender after giving effect to this Amendment are reflected on Schedule 1 contained in Annex A to this Amendment.

SECTION 2.   EQUALIZATION OF REVOLVING CREDIT; ASSIGNMENTS BETWEEN LENDERS.

Upon the satisfaction of the conditions precedent set forth in Section 6 below, all Revolving Loans outstanding immediately prior to the Eighth Amendment Effective Date shall remain

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outstanding under the Credit Agreement.  On the Eighth Amendment Effective Date, the Lenders each agree to make such purchases and sales of interests in the outstanding Revolving Loans and Revolving Credit Commitments among themselves so that each Lender is then holding its Percentage of the Revolving Loans and Revolving Credit Commitments.  Such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith.

In connection with any assignment between Lenders, each assignor Lender (i) represents and warrants that to the assignee Lender it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

SECTION 3.   2028 TERM LOAN AND AMENDMENTS TO CREDIT AGREEMENT.

3.1       The Borrower confirms and agrees that (i) it has requested an increase in the aggregate amount of Term Loans, to be referred to in the Credit Agreement as 2028 Term Loans, in the aggregate principal amount of $100,000,000 from the applicable Lenders with a 2028 Term Loan Commitment (collectively, the “2028 Term Loan Lenders”) pursuant to and on the terms set forth in Section 1.15 of the Credit Agreement, effective on the Eighth Amendment Effective Date and (ii) on the Eighth Amendment Effective Date, the Borrower will borrow the full amount of the 2028 Term Loans from the 2028 Term Loan Lenders.

3.2       Each 2028 Term Loan Lender agrees that (i) effective on and at all times after the Eighth Amendment Effective Date, in addition to all Term Loans of such 2028 Term Loan Lender (if any) outstanding immediately prior to the Eighth Amendment Effective Date, such 2028 Term Lender will be bound by all obligations of a Lender under the Credit Agreement in respect of its 2028 Term Loan Commitment and its 2028 Term Loan and (ii) subject to the terms and conditions set forth herein and in the Credit Agreement, on the Eighth Amendment Effective Date, such 2028 Term Loan Lender will fund its 2028 Term Loan in the amount of its 2028 Term Loan Commitment.

3.3       Upon funding of the 2028 Term Loans on the Eighth Amendment Effective Date, such 2028 Term Loans shall automatically (and without any further action or notice by any party), constitute Term Loans for all purposes of the Credit Agreement and the other Loan Documents except as otherwise set forth herein.

3.4       Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Credit Agreement is, effective as of the date of this Amendment, hereby amended to delete the

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struck text (indicated textually in the same manner as the following example:  ~~struck text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto, including all Schedules or Exhibits to the Credit Agreement.

3.5.      Notwithstanding anything herein or in Annex A to the contrary, solely with respect to (a) any Eurodollar Loan (as such term is used in this Section 3.5, as defined in the Credit Agreement as in effect immediately prior to giving effect to the provisions of this Amendment on the Eighth Amendment Effective Date) that is outstanding on the Eighth Amendment Effective Date for which the current Interest Period is or was set prior to the Eighth Amendment Effective Date and (b) any retroactive margin, yield, fee or commission increases available to the Administrative Agent or the Lenders pursuant to the terms of the Credit Documents as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any Eurodollar Loan or any higher fee or commission for any applicable period during which any such Eurodollar Loan was or is outstanding, in each case, the Existing Eurodollar Related Definitions (as defined below) and provisions in the Loan Documents with respect thereto (as in effect immediately prior to giving effect to the provisions of this Amendment on the Eighth Amendment Effective Date) shall continue in effect solely for such purpose; provided that, with respect to any such Eurodollar Loan described in clause (a) of this Section 3.5, such Eurodollar Loan shall only continue in effect as a Eurodollar Loan in accordance with its terms until the then-current Interest Period for such Eurodollar Loan has concluded (it being understood and agreed that (i) at the end of such Interest Period for any such Eurodollar Loan, the Borrower shall have the option to convert all or any portion of any such Eurodollar Loan to a Base Rate Loan, subject to any applicable notice requirements set forth in Section 1.6(a) of the Credit Agreement, and (ii) if the Borrower fails to give notice within the period required by Section 1.6(a) of the Credit Agreement of any such conversion of any such Eurodollar Loan before the last day of such Interest Period and has not notified the Administrative Agent within the period required by Section 1.6(c) of the Credit Agreement that it intends to prepay such Eurodollar Loan, such Eurodollar Loan shall automatically be converted into a Borrowing of Term SOFR Rate Loans denominated in U.S. Dollars with an initial Interest Period of one (1) month.

As used herein, “Existing Eurodollar Related Definition” means any term defined in the Credit Agreement or any other Loan Document (or any partial definition thereof), in each case, as in effect immediately prior to giving effect to the provisions of this Amendment on the Eighth Amendment Effective Date, however phrased, primarily relating to the determination, administration or calculation of the Adjusted LIBOR.

SECTION 4.        RELEASE AND ADDITION OF GUARANTORS.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower hereby (a) requests deletion of certain Eligible Properties identified on Annex B hereto (the “Specified Released Properties”) from the Borrowing Base under the Credit Agreement and (b) requests that certain Guarantors identified on Annex B (the “Specified Released Guarantors”) be released from their obligations as Guarantors under the Credit Agreement.  Subject to the satisfaction of the conditions precedent

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set forth in Section 6 below, and subject to, and in reliance on, the representations made by the Borrower herein, the Administrative Agent hereby releases the Specified Released Properties from the Borrowing Base and releases the Specified Released Guarantors from their obligations as Guarantors under the Credit Agreement, including, without limitation, the Specified Released Guarantors’ Guaranty under Section 13 thereof, effective as of the Amendment Effective Date.

Pursuant to Section 7.3 of the Credit Agreement,  the Borrower hereby (a) requests the addition of certain Eligible Properties identified on Annex B hereto (the “Specified Addition Properties”) to the Borrowing Base under the Credit Agreement and (b) requests that certain Material Subsidiaries identified on Annex B (the “Specified Addition Guarantors”) be added as Guarantors under the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, and subject to, and in reliance on, the representations made by the Borrower herein, the Administrative Agent hereby adds the Specified Addition Properties to the Borrowing Base and adds the Specified Addition Guarantors as Guarantors under the Credit Agreement, effective as of the Amendment Effective Date.

Each Specified Addition Guarantor hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  Each Specified Addition Guarantor confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to such Specified Addition Guarantor as of the date hereof and such Specified Addition Guarantor shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.  Without limiting the generality of the foregoing, each Specified Addition Guarantor hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as such Specified Addition Guarantor were a signatory party thereto.

SECTION 5.        RELEASE OF PLEDGE AGREEMENT.

Pursuant to that certain Pledge Agreement, dated as of April 20, 2015, by each of the parties Pledgor (collectively, the “Pledgors”) thereto in favor of the Administrative Agent for the benefit of the Lenders (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), the Pledgors have pledged and granted a Lien in the Equity Interests of certain Collateral (as defined in the Pledge Agreement) (the “Pledge Collateral”) to the Administrative Agent, for the benefit of the Lenders.  Pursuant to the terms of this Amendment, the Pledged Collateral is no longer required to secure the Obligations and accordingly, the Pledgors have requested that the Administrative Agent release its security interest in the Pledge Collateral.  Subject to the satisfaction of the conditions precedent set forth in Section 6 below, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, Administrative Agent hereby agrees that the Pledge Agreement is hereby terminated and shall be of no further force or effect, and the pledges, liens and security interests in and to the Pledge Collateral granted pursuant to the Pledge Agreement shall be canceled, terminated, discharged and forever released; provided that nothing herein shall serve to release any such obligations that, by their express terms, survive the termination of the Pledge Agreement.

SECTION 6.        CONDITIONS PRECEDENT.

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6.1.      The Borrower, the Guarantors, the Lenders, the Additional Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender shall have executed and delivered this Amendment to the Administrative Agent.

6.2.      The Borrower shall have executed and delivered (a) a Ninth Amended and Restated Revolving Note to each of Bank of Montreal and Truist Bank, (b) an Eighth Amended and Restated Revolving Note to Wells Fargo Bank, National Association, (c) an Amended and Restated Revolving Note to each of KeyBank, National Association, Raymond James Bank and Synovus Bank, (d) a Revolving Note to each of The Huntington National Bank, PNC and Regions, and (e) Term Notes evidencing the 2028 Term Loans to each of Bank of Montreal, The Huntington National Bank, KeyBank, National Association, PNC, Raymond James Bank, and Truist Bank.

6.3.      The Borrower, the Joint Lead Arrangers and the Administrative Agent shall have executed the Fee Letters, dated of even date herewith (the “Fee Letters”).

6.4.      All fees that are due and payable on the date of this Agreement by the terms of the Fee Letters and any fee letter between the Borrower and any Joint Lead Arranger shall have been paid in full in immediately available funds.

6.5.      The Administrative Agent shall have received a satisfactory legal opinion from counsel to the Borrower and Guarantors.

6.6.      The Administrative Agent shall have received such other agreements, instruments, documents, and certificates as the Administrative Agent may reasonably request, and legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 7.        REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 8.        MISCELLANEOUS.

8.1.      Except as specifically amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with their original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the

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other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or any other Loan Document, any reference in any of such items to the Credit Agreement and each other Loan Document being sufficient to refer to the Credit Agreement or such Loan Document as amended hereby.

8.2.      The Borrower agrees to pay all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

8.3.      Each Guarantor consents to the amendments, modifications and waivers to the Credit Agreement and other Loan Documents as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments, modifications or waivers to the Credit Agreement shall not be required as a result of this consent having been obtained.

8.4.      The Borrower and the Guarantors acknowledge that the Preliminary Statements set forth above are true and correct.  This Amendment is a Loan Document.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  The words “execution”, “executed”, “signed”, “signature” and words of similar import in or related to this Amendment and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.  This Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

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This Eighth Amendment to Second Amended and Restated Credit Agreement and Joinder is entered into as of the date and year first above written

“BORROWER”

CTO REALTY GROWTH, INC., a Maryland corporation

By	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

“GUARANTORS”

LHC15 RIVERSIDE FL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO17 WESTCLIFF TX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

INDIGO GROUP INC., a Florida corporation

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO18 ALBUQUERQUE NM LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO19 RESTON VA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

INDIGO GROUP LTD., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO19 STRAND JAX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge

Title:	Senior Vice President, Chief Financial Officer and Treasurer

DAYTONA JV LLC, a Florida limited liability company

By:	LHC15 Atlantic DB JV LLC, a Delaware limited liability company, its sole manager

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO20 CROSSROADS AZ LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

IGI20 CROSSROADS AZ LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO20 PERIMETER LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO20 PERIMETER II LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO20 TAMPA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

IGI20 TAMPA LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

IGL20 TAMPA LLC, a Delaware limited liability company

By:	Indigo Group Ltd., a Florida limited partnership,

By:	Indigo Group Inc., a Florida corporation, its general partner

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO20 HIALEAH LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO21 ACQUISITIONS LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO21 ACQUISITIONS II LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO21 AL OUTPARCEL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO21 APEX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO21 SANTA FE LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

CTO21 BUFORD 1 LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

CTO22 MADISON YARDS LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

IGI 21 KATY LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

By:	/s/ Matthew M. Partridge
Name:	Matthew M. Partridge
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

Accepted and Agreed to:

“ADMINISTRATIVE AGENT AND L/C ISSUER”

BANK OF MONTREAL, as L/C Issuer and as Administrative Agent

By:	/s/ Jonas L. Robinson
	Name:	Jonas L. Robinson
	Title:	Director

“LENDERS”

BANK OF MONTREAL, as a Lender and Swing Line Lender

By:	/s/ Jonas L. Robinson
	Name:	Jonas L. Robinson
	Title:	Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
	Name:	Andrew T. White
	Title:	Senior Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

TRUIST BANK

By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jordan Mendell
	Name:	Jordan Mendell
	Title:	Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Erin L. Mahon
	Name:	Erin L. Mahon
	Title:	Assistant Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Z. Schmitt
	Name:	Thomas Z. Schmitt
	Title:	Senior Relationship Manager

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

RAYMOND JAMES BANK

By:	/s/ Douglas S. Marron
	Name:	Douglas S. Marron
	Title:	Senior Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

REGIONS BANK

By:	/s/ Ghi S. Gavin
	Name:	Ghi S. Gavin
	Title:	Senior Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

SYNOVUS BANK

By:	/s/ Robert Haley
	Name:	Robert Haley
	Title:	Corporate Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

CTO REALTY GROWTH, INC.]

ANNEX A TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

[See attached.]

ANNEX B TO EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

•     Specified Addition Properties

o    The Exchange at Gwinnett - Buford, GA

o    Price Plaza - Katy, TX

o    Madison Yards - Atlanta, GA

•     Specified Addition Guarantors

o    CTO21 Buford 1 LLC

o    CTO22 Madison Yards LLC

o    IGI21 Katy, LLC

•     Specified Released Properties

o    Firebirds Wood Fired Grill - Jacksonville, FL

o    Chuy's - Jacksonville, FL

o    Westland Gateway Plaza - Hialeah, FL

•     Specified Released Guarantors

o    CTO18 Jacksonville FL LLC

o    CTO19 Carpenter Austin LLC

o    CTO19 Oceanside NY LLC

o    IGI19 FC VA LLC

EXECUTION VERSION

Annex A

~~SEVENTH~~EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF SEPTEMBER 7, 2017

as amended by:

First Amendment to Second Amended and Restated Credit Agreement, dated as of May 14, 2018

Second Amendment to Second Amended and Restated Credit Agreement, dated as of May 24, 2019

Third Amendment to Second Amended and Restated Credit Agreement, dated as of November 26, 2019

Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of July 1, 2020

Fifth Amendment to Second Amended and Restated Credit Agreement and Consent, dated as of November 12, 2020

Sixth Amendment to Second Amended and Restated Credit Agreement and ~~Consent~~Joinder, dated as of March 10, 2021

Seventh Amendment to Second Amended and Restated Credit Agreement and Joinder, dated as of November 5, 2021

Eighth Amendment to Second Amended and Restated Credit Agreement and Joinder, dated as of September 20, 2022

AMONG

CTO REALTY GROWTH, INC.,

THE GUARANTORS FROM TIME TO TIME PARTIES HERETO,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

BANK OF MONTREAL,

AS ADMINISTRATIVE AGENT,

KEYBANK, NATIONAL ASSOCIATION, TRUIST BANK

AND WELLS FARGO BANK, NATIONAL ASSOCIATION~~,~~

AS REVOLVING CREDIT CO-SYNDICATION AGENTS

TRUIST BANK, AS 2026 TERM LOAN SYNDICATION AGENT

KEYBANK, NATIONAL ASSOCIATION AND WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS 2027 TERM LOAN CO-SYNDICATION AGENTS

TRUIST BANK AND PNC BANK, NATIONAL ASSOCIATION,

AS 2028 TERM LOAN CO-SYNDICATION AGENTS

BMO CAPITAL MARKETS CORP., AS SUSTAINABILITY STRUCTURING AGENT

BANK OF MONTREAL, KEYBANC CAPITAL MARKETS INC., TRUIST SECURITIES, INC.~~, WELL~~

AND WELLS FARGO SECURITIES, LLC ,

AS REVOLVING CREDIT JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

BMO CAPITAL MARKETS CORP. AND TRUIST SECURITIES, INC.,

AS 2026 TERM LOAN JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

BMO CAPITAL MARKETS CORP., ~~KEYBANK~~KEYBANC CAPITAL MARKETS INC.

AND

~~WELL~~ WELLS FARGO SECURITIES, LLC,

AS 2027 TERM LOAN JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

BANK OF MONTREAL, TRUIST SECURITIES, INC. AND PNC CAPITAL MARKETS LLC,

AS 2028 TERM LOAN JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

TABLE OF CONTENTS

SECTION	HEADING	PAGE

SECTION 1.	THE CREDIT FACILITIES	1

Section 1.1.	Revolving Credit Commitments	1
Section 1.2.	Term Loan	1
Section 1.3.	Letters of Credit	2
Section 1.4.	Applicable Interest Rates	6
Section 1.5.	Minimum Borrowing Amounts; Maximum ~~Eurodollar~~Term SOFR Rate Loans	~~8~~7
Section 1.6.	Manner of Borrowing Loans and Designating Applicable Interest Rates	~~8~~7
Section 1.7.	Maturity of Loans	~~10~~9
Section 1.8.	Prepayments	~~10~~9
Section 1.9.	Default Rate	~~11~~10
Section 1.10.	Evidence of Indebtedness	~~12~~11
Section 1.11.	Funding Indemnity	12
Section 1.12.	Commitment Terminations	13
Section 1.13.	Substitution of Lenders	13
Section 1.14.	Defaulting Lenders	~~14~~13
Section 1.15.	Increase in Revolving Credit Commitments and Incremental Term Loan Commitments	~~15~~14
Section 1.16.	Extension of Revolving Credit Termination Date	16
Section 1.17.	Swing Loans	~~17~~16
Section 1.18.	ESG Amendment	18

SECTION 2.	FEES	19

Section 2.1.	Fees	19

~~SECTION~~ECTION 3.	PLACE AND APPLICATION OF PAYMENTS	20

Section 3.1.	Place and Application of Payments	20

SECTION 4.	GUARANTIES	21

Section 4.1.	Guaranties	21
Section 4.2.	Further Assurances	~~21~~22

SECTION 5.	DEFINITIONS; INTERPRETATION	22

Section 5.1.	Definitions	22
Section 5.2.	Interpretation	~~50~~57
Section 5.3.	Change in Accounting Principles	~~50~~58
Section 5.4.	Divisions	58
Section 5.5.	Interest Rates	58

SECTION 6.	REPRESENTATIONS AND WARRANTIES	~~50~~59

Section 6.1.	Organization and Qualification	~~50~~59
Section 6.2.	Subsidiaries	~~51~~59
Section 6.3.	Authority and Validity of Obligations	~~51~~59
Section 6.4.	Use of Proceeds; Margin Stock	~~52~~60
Section 6.5.	Financial Reports	~~52~~60
Section 6.6.	No Material Adverse Effect	~~52~~61
Section 6.7.	Full Disclosure	~~52~~61
Section 6.8.	Trademarks, Franchises, and Licenses	~~53~~61
Section 6.9.	Governmental Authority and Licensing	~~53~~61
Section 6.10.	Good Title	~~53~~61
Section 6.11.	Litigation and Other Controversies	~~53~~61
Section 6.12.	Taxes	~~53~~62
Section 6.13.	Approvals	~~53~~62
Section 6.14.	Affiliate Transactions	~~54~~62
Section 6.15.	Investment Company	~~54~~62
Section 6.16.	ERISA	~~54~~62
Section 6.17.	Compliance with Laws	~~54~~62
Section 6.18.	OFAC	~~55~~64
Section 6.19.	Other Agreements	~~56~~64
Section 6.20.	Solvency	~~56~~64
Section 6.21.	No Default	~~56~~64
Section 6.22.	No Broker Fees.	~~56~~64
Section 6.23.	Condition of Property; Casualties; Condemnation	~~56~~64
Section 6.24.	Legal Requirements, and Zoning	~~57~~65
Section 6.25.	No Defaults; Landlord is in Compliance with Leases	~~57~~65
Section 6.26.	EEA Financial Institution	~~57~~65
Section 6.27.	REIT Status	~~57~~65

SECTION 7.	CONDITIONS PRECEDENT	~~57~~66

Section 7.1.	All Credit Events	~~57~~66
Section 7.2.	Initial Credit Event	~~58~~66
Section 7.3.	Eligible Property Additions and Deletions to the Borrowing Base	~~60~~68

SECTION 8.	COVENANTS	~~61~~69

Section 8.1.	Maintenance of Existence	~~61~~69
Section 8.2.	Maintenance of Properties, Agreements	~~61~~69
Section 8.3.	Taxes and Assessments	~~61~~69
Section 8.4.	Insurance	~~62~~70
Section 8.5.	Financial Reports	~~62~~70
Section 8.6.	Inspection	~~65~~73
Section 8.7.	Liens	~~65~~73
Section 8.8.	Investments, Acquisitions, Loans and Advances	~~65~~73
Section 8.9.	Mergers, Consolidations and Sales	~~67~~74
Section 8.10.	Maintenance of Subsidiaries	~~68~~75

-ii-

Section 8.11.	ERISA	~~68~~75
Section 8.12.	Compliance with Laws	~~68~~76
Section 8.13.	Compliance with OFAC Sanctions Programs and Anti-Corruption Laws	~~69~~76
Section 8.14.	Burdensome Contracts With Affiliates	~~70~~77
Section 8.15.	No Changes in Fiscal Year	~~70~~78
Section 8.16.	Formation of Subsidiaries	~~70~~78
Section 8.17.	Change in the Nature of Business	~~70~~78
Section 8.18.	Use of Proceeds	~~70~~78
Section 8.19.	No Restrictions	~~70~~78
Section 8.20.	Financial Covenants	~~71~~78
Section 8.21.	Borrowing Base Covenant	~~71~~79
Section 8.22.	Reserved~~.~~	~~71~~79
Section 8.23.	Electronic Delivery of Certain Information	~~71~~79
Section 8.24.	~~Pledge of Equity Interest in Material Subsidiaries; Springing Lien~~Collateral Trigger Event	~~72~~80
Section 8.25.	1031 Properties	~~74~~82
Section 8.26.	Reserved	~~74~~82
Section 8.27.	Reserved	~~74~~82
Section 8.28.	REIT Status	~~74~~82
Section 8.29.	Restricted Payments	~~75~~82

SECTION 9.	EVENTS OF DEFAULT AND REMEDIES	~~76~~83

Section 9.1.	Events of Default	~~76~~83
Section 9.2.	Non-Bankruptcy Defaults	~~78~~85
Section 9.3.	Bankruptcy Defaults	~~78~~86
Section 9.4.	Collateral for Undrawn Letters of Credit	~~79~~86
Section 9.5.	Notice of Default	~~79~~87

SECTION 10.	CHANGE IN CIRCUMSTANCES	~~80~~87

Section 10.1.	Change of Law	~~80~~87
Section 10.2.	~~Unavailability of Deposits or~~ Inability to ~~Ascertain, or Inadequacy of, LIBOR~~Determine Rates; Effect of Benchmark Transition Event	~~80~~87
Section 10.3.	Increased Cost and Reduced Return	~~80~~90
Section 10.4.	Lending Offices	~~82~~91
Section 10.5.	Discretion of Lender as to Manner of Funding	~~82~~91
~~Section 10.6~~	~~Benchmark Replacement Setting~~	~~82~~

SECTION 11.	THE ADMINISTRATIVE AGENT	~~87~~92

Section 11.1.	Appointment and Authority	~~87~~92
Section 11.2.	Rights as a Lender	~~87~~92
Section 11.3.	Action by Administrative Agent; Exculpatory Provisions	~~87~~92
Section 11.4.	Reliance by Administrative Agent	~~89~~93
Section 11.5.	Delegation of Duties	~~89~~94
Section 11.6.	Resignation of Administrative Agent; Removal of Administrative Agent	~~89~~94

-iii-

Section 11.7.	Non-Reliance on Administrative Agent and Other Lenders	~~90~~95
Section 11.8.	L/C Issuer and Swing Line Lender~~.~~	~~91~~95
Section 11.9.	Hedging Liability and Funds Transfer and Deposit Account Liability	~~92~~96
Section 11.10.	Designation of Additional Agents	~~92~~97
Section 11.11.	~~Authorization to Enter into, and Enforcement of, the Collateral Documents; Possession of Collateral~~[Intentionally Omitted]	~~92~~97
Section 11.12.	Authorization to Release, Limit or Subordinate Liens or to Release Guaranties	~~93~~97
Section 11.13.	Authorization of Administrative Agent to File Proofs of Claim	~~94~~97

SECTION 12.	MISCELLANEOUS	~~95~~98

Section 12.1.	Withholding Taxes	~~95~~98
Section 12.2.	No Waiver, Cumulative Remedies	~~97~~100
Section 12.3.	Non-Business Days	~~97~~100
Section 12.4.	Documentary Taxes	~~97~~100
Section 12.5.	Survival of Representations	~~97~~101
Section 12.6.	Survival of Indemnities	~~98~~101
Section 12.7.	Sharing of Set-Off	~~98~~101
Section 12.8.	Notices	~~98~~101
Section 12.9.	Counterparts	~~99~~102
Section 12.10.	Successors and Assigns	~~100~~103
Section 12.11.	Participants	~~100~~103
Section 12.12.	Assignments	~~100~~103
Section 12.13.	Amendments	~~103~~106
Section 12.14.	Headings	~~104~~107
Section 12.15.	Costs and Expenses; Indemnification	~~104~~107
Section 12.16.	Set-off	~~105~~108
Section 12.17.	Entire Agreement	~~106~~109
Section 12.18.	Governing Law	~~106~~109
Section 12.19.	Severability of Provisions	~~106~~109
Section 12.20.	Excess Interest	~~106~~109
Section 12.21.	Construction	~~107~~110
Section 12.22.	Lender’s and L/C Issuer’s Obligations Several	~~107~~110
Section 12.23.	Submission to Jurisdiction; Waiver of Jury Trial	~~107~~110
Section 12.24.	USA Patriot Act	~~107~~110
Section 12.25.	Confidentiality	~~107~~110
Section 12.26.	Limitation of Recourse	~~108~~112
Section 12.27.	Other Taxes	~~109~~112
Section 12.28.	Amendment and Restatement; No Novation	~~109~~112
Section 12.29.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~109~~112
Section 12.30.	Acknowledgement Regarding Any Supported QFCs	~~110~~113

-iv-

SECTION 13.	THE GUARANTEES	~~111~~114
Section 13.1.	The Guarantees	~~111~~114
Section 13.2.	Guarantee Unconditional	~~112~~115
Section 13.3.	Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances	~~112~~115
Section 13.4.	Subrogation	~~113~~116
Section 13.5.	Waivers	~~113~~116
Section 13.6.	Limit on Recovery	~~113~~116
Section 13.7.	Stay of Acceleration	~~113~~116
Section 13.8.	Benefit to Guarantors	~~113~~116
Section 13.9.	Guarantor Covenants	~~113~~117
Section 13.10.	Keepwell	~~114~~117
~~Signature Page~~		~~1~~

EXHIBIT A	—	Notice of Payment Request
EXHIBIT B	—	Notice of Borrowing
EXHIBIT C	—	Notice of Continuation/Conversion
EXHIBIT D-1	—	Revolving Note
EXHIBIT D-2	—	Swing Note
EXHIBIT D-3	—	Term Note
EXHIBIT D-4	—	Incremental Term Note
EXHIBIT E	—	Compliance Certificate
EXHIBIT F	—	Assignment and Acceptance
EXHIBIT G	—	Additional Guarantor Supplement
EXHIBIT H	—	Commitment Amount Increase Request
EXHIBIT I	—	Borrowing Base Certificate
SCHEDULE ~~1~~I	—	~~Revolving Credit~~ Commitments	
SCHEDULE 1.1	—	~~Seventh~~Eighth Amendment Effective Date Properties	
SCHEDULE 6.2	—	Subsidiaries
SCHEDULE 6.6	—	Material Adverse Effect
SCHEDULE 6.11	—	Litigation
SCHEDULE 6.17	—	Environmental Issues
SCHEDULE 8.7	—	Existing Liens

-v-

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amended and Restated Credit Agreement (this “Agreement”) is entered into as of September 7, 2017, by and among CTO Realty Growth, Inc., a Maryland corporation (the “Borrower”), and each Material Subsidiary from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and BANK OF MONTREAL, as Administrative Agent as provided herein.  All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

PRELIMINARY STATEMENT

WHEREAS, the Borrower and certain Material Subsidiaries of the Borrower, as Guarantors, the financial institutions party thereto as “Lenders” and Bank of Montreal, as Administrative Agent, Swing Line Lender and the L/C Issuer, previously entered into a Second Amended and Restated Credit Agreement dated as of September 7, 2017 (as heretofore extended, renewed, amended, modified, amended and restated or supplemented, the “Prior Credit Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        THE CREDIT FACILITIES.

Section 1.1.      Revolving Credit Commitments.  Subject to the terms and conditions hereof, each Revolving Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Revolving Lenders the “Revolving Loans”) in U.S. Dollars to the Borrower from time to time on a revolving basis up to the amount of such Revolving Lender’s Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date.  The sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations at any time outstanding, (x) may at no time exceed the Revolving Credit Commitments and (y) when taken together with the aggregate principal amount of Term Loans then outstanding, shall not exceed the Borrowing Base as then determined and computed.  Each Borrowing of Revolving Loans shall be made ratably by the Revolving Lenders in proportion to their respective Revolver Percentages.  As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be ~~either~~outstanding as (i) Base Rate Loans ~~or Eurodollar~~, (ii) Daily Simple SOFR Rate Loans or (iii) Term SOFR Rate Loans.  Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

Section 1.2.     Term Loan.  Subject to the terms and conditions hereof, each Term Loan Lender, by its acceptance hereof, severally agrees to make Term Loans in U.S. Dollars to the Borrower in the amount of such Lender’s Term Loan Commitment.  The ~~2027~~2028 Term Loans will be advanced in a single Borrowing on the ~~Seventh~~Eighth Amendment Effective Date and shall be made ratably by the Term Loan Lenders in proportion to their respective Term Loan Percentages, at which time the ~~2027~~2028 Term Loan Commitments shall expire; provided, that after giving effect to the ~~2027~~2028 Term Loans advanced on the ~~Seventh~~Eighth Amendment Effective Date, the aggregate principal amount of the outstanding Revolving Loans, 2026 Term Loans, 2027 Term Loans and ~~2027~~2028 Term Loans shall not exceed the Borrowing Base as then computed and determined.  As provided in Section 1.6(a) hereof, the Borrower may elect that the Term Loans be outstanding as (i) Base Rate Loans ~~or Eurodollar~~, (ii) Daily Simple SOFR Rate Loans or (iii) Term SOFR Rate Loans.  No amount repaid or prepaid on the Term Loan may be borrowed again.

Section 1.3.      Letters of Credit .

(a)    General Terms.  Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuer shall issue standby and commercial letters of credit (each a “Letter of Credit”) or amend or extend Letters of Credit issued by it for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit.  Each Letter of Credit shall be issued by the L/C Issuer, but each Revolving Lender shall be obligated to reimburse the L/C Issuer for such Revolving Lender’s Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Revolving Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

(b)     Applications.  At any time before the Revolving Credit Termination Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit, in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an “Application”).  Notwithstanding anything contained in any Application to the contrary:  (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1(b) hereof, (ii) except as otherwise provided in Section 1.8(b) or Section 1.14 hereof, unless an Event of Default exists, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed).  If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, then the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date:  (i) the expiration date of such Letter of Credit if so extended would be after the date that is thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and either the Administrative Agent or the Required Lenders (with notice to the Administrative Agent) have given the L/C Issuer instructions to not permit the extension of the expiration date of such Letter of Credit.  The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3.  Notwithstanding anything contained herein to the contrary, if a default of any Revolving Lender’s obligations to fund under Section 1.3(c) exists or any Revolving Lender is at such time a Defaulting Lender hereunder, the L/C Issuer shall be under no obligation to issue, extend or amend any Letter of Credit unless the L/C Issuer has entered into arrangements with Borrower (including for cash collateralization as set forth above) or such Revolving Lender satisfactory to the L/C Issuer to eliminate the L/C Issuer’s risk with respect to such Revolving Lender.

(c)     The Reimbursement Obligations.  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Borrower and the Administrative Agent thereof.  Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 1:00 p.m. (Chicago time) on the date when each drawing is to be paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:00 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the Borrower after 11:00 a.m. (Chicago time) on the date when such drawing is to be paid, by no later than 12:00 Noon (Chicago time) on the following Business Day, in immediately available funds at the Administrative Agent’s principal office in Chicago, Illinois or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds).  If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(e) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(e) below; provided, however, if the Borrower does not make any such reimbursement payment on the due date, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit and, subject to satisfaction of the conditions set forth in Section 7.1 except for 7.1(c) hereof, a Revolving Loan shall be made on such date in the amount of the Reimbursement Obligations then due which Revolving Loan proceeds shall be applied to pay the Reimbursement Obligations then due.

(d)     Obligations Absolute.  The Borrower's obligation to reimburse L/C Obligations as provided in subsection (c) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 1.3, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder, except for events or circumstances arising from the willful misconduct or gross negligence on behalf of the L/C Issuer. None of the Administrative Agent, the Revolving Lenders, or the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer's (i) failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) willful misconduct or gross negligence.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole good faith discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(e)     The Participating Interests.  Each Revolving Lender (other than the Revolving Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Revolving Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer.  Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to:  (i) from the date the related payment was made by the L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day.  Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage thereof as a Revolving Lender hereunder.  The several obligations of the Participating Lenders to the L/C Issuer under this Section 1.3 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Revolving Lender or any other Person whatsoever.  Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Revolving Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.

(f)      Indemnification.  The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it.  The obligations of the Participating Lenders under this Section 1.3(f) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

(g)     Manner of Requesting a Letter of Credit.  The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the L/C Issuer, in each case, together with the fees called for by this Agreement.  The Administrative Agent shall promptly notify the L/C Issuer of the Administrative Agent’s receipt of each such notice (and the L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Revolving Lenders) and the L/C Issuer shall promptly notify the Administrative Agent and the Revolving Lenders of the issuance of the Letter of Credit so requested.

(h)     Replacement of the L/C Issuer.  The L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer.  The Administrative Agent shall notify the Revolving Lenders of any such replacement of the L/C Issuer.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer.  From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require.  After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

Section 1.4.      Applicable Interest Rates.

(a)    Base Rate Loans.  Each Base Rate Loan made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a ~~Eurodollar~~(i) Daily Simple SOFR Rate Loan or (ii) Term SOFR Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

~~“Base Rate” means, for any day, the rate per annum equal to the greatest of:  (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the Federal Funds Rate for such day, plus (ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day plus 1.00%.  As used herein, the term “LIBOR Quoted Rate” means, for any day, the rate per annum equal to the quotient of (i) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period as reported on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) divided by (ii) one (1) minus the Eurodollar Reserve Percentage, provided that in no event shall the “LIBOR Quoted Rate” be less than 0.00%, unless such Loan is subject to a Hedging Agreement consisting of an interest rate swap.~~

~~“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate~~

~~for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that in no event shall the Federal Funds Rate be less than 0.00%.~~

(b)     ~~Eurodollar~~Daily Simple SOFR Rate Loans.  Each ~~Eurodollar~~Daily Simple SOFR Rate Loan made or maintained by a Lender shall bear interest ~~during each Interest Period it is outstanding~~ (computed on the basis of a year of ~~360~~365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a (i) Base Rate Loan or (ii)˜ Term SOFR Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted ~~LIBOR applicable for such Interest Period~~Daily Simple SOFR from time to time in effect, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

~~“Adjusted LIBOR” means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:~~

~~Adjusted LIBOR         =        LIBOR~~

~~1 - Eurodollar Reserve Percentage~~

~~“Eurodollar Reserve Percentage” means the maximum reserve percentage, expressed as a decimal, at which reserves (including, without limitation, any emergency, marginal, special, and supplemental reserves) are imposed by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities”, as defined in such Board’s Regulation D (or any successor thereto), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto.  For purposes of this definition, the relevant Loans shall be deemed to be “eurocurrency liabilities” as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.~~

~~“LIBOR” means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made as part of such Borrowing, provided that in no event shall “LIBOR” be less than 0.00%, unless such Loan is subject to a Hedging Agreement consisting of an interest rate swap.~~

~~“LIBOR Index Rate” means, for any Interest Period, the greater of (a)  the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, as reported on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period and (b) 0% per annum, unless such Loan is subject to a Hedging Agreement consisting of an interest rate swap~~

(c)     Term SOFR Rate Loans.  Each Term SOFR Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a (i) Base Rate Loan or (ii) Daily Simple SOFR Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted Term SOFR applicable for such Interest Period, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(~~c~~d)     Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.  In connection with the use or administration of Term SOFR and Daily Simple SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or Daily Simple SOFR.

Section 1.5.     Minimum Borrowing Amounts; Maximum ~~Eurodollar~~Term SOFR Rate Loans.    Each Borrowing of ~~Base Rate~~ Loans shall be in an amount not less than ~~$100,000.  Each Borrowing of Eurodollar Loans advanced, continued or converted to a Eurodollar Loan shall be in an amount equal to $100,000 or such greater amount which is an integral multiple of~~ $100,000.  Without the Administrative Agent’s consent, there shall not be more than eight (8) Borrowings of ~~Eurodollar~~Term SOFR Rate Loans outstanding hereunder.

Section 1.6.      Manner of Borrowing Loans and Designating Applicable Interest Rates.

(a)  Notice to the Administrative Agent.  The Borrower shall give notice to the Administrative Agent by no later than 10:00 a.m. (Chicago time):  (i)  at least three (3) U.S. Government Securities Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of ~~Eurodollar~~Term SOFR Rate Loans and (ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans or Daily Simple SOFR Rate Loans, provided that with respect to any Borrowing of ~~2027~~2028 Term Loans or Borrowing of Revolving Loans to be made on the ~~Seventh~~Eighth Amendment Effective Date, the foregoing deadlines may be waived by the Administrative Agent.  The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing.  Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing set forth in Section 1.5 hereof, a portion thereof, as follows:  (i) if such Borrowing is of ~~Eurodollar~~Term SOFR Rate Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as ~~Eurodollar~~Term SOFR Rate Loans or convert part or all of such Borrowing into Base Rate Loans or Daily Simple SOFR Rate Loans, or (ii) if such Borrowing is of Base Rate Loans or Daily Simple SOFR Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into ~~Eurodollar~~Term SOFR Rate Loans for an Interest Period or Interest Periods specified by the Borrower.  The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone, telecopy, or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent.  Notice of the continuation of a Borrowing of ~~Eurodollar~~Term SOFR Rate Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans or Daily Simple SOFR Rate into ~~Eurodollar~~Term SOFR Rate Loans must be given by no later than 10:00 a.m. (Chicago time) at least three (3) U.S. Government Securities Business Days before the date of the requested continuation or conversion.  All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of ~~Eurodollar~~Term SOFR Rate Loans, the Interest Period applicable thereto.  No Borrowing of ~~Eurodollar~~Term SOFR Rate Loans or Daily Simple SOFR Rate Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists.  The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(b)     Notice to the Lenders.  The Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Lenders to make ~~Eurodollar~~Term SOFR Rate Loans or Daily Simple SOFR Rate Loans, the Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

(c)     Borrower’s Failure to Notify.  If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of ~~Eurodollar~~Daily Simple SOFR Rate Loans before the Interest Payment Date therefor within the period required by Section 1.6(a) and such Borrowing is not prepaid in accordance with Section

1.8(a), the Borrower shall be deemed to have selected that such Borrowing shall automatically be continued as a Borrowing of a Daily Simple SOFR Rate Loan.  If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Term SOFR Rate Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) and such Borrowing is not prepaid in accordance with Section 1.8(a), the Borrower shall be deemed to have given the notice three (3) Business Days prior to the end of the then current Interest Period and such Borrowing shall automatically be continued as a Borrowing of a ~~Eurodollar~~Term SOFR Rate Loan with a one (1) month Interest Period; provided that all Lenders are able to accommodate such one (1) month Interest Period and such ~~Eurodollar~~Term SOFR Rate Loan shall be subject to the funding indemnity set forth in Section 1.11 hereof in the event it is prepaid prior to the end of the Interest Period.  In the event the Borrower fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 12:00 noon (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit (or at the option of the Swing Line Lender under the Swing Line) on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

(d)     Disbursement of Loans.  Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to Section 7 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois (or at such other location as the Administrative Agent shall designate).  The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrower no later than 2:00 p.m. (Chicago time) on the date of such Borrowing as instructed by the Borrower.

(e)     Administrative Agent Reliance on Lender Funding.  Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans or Daily Simple SOFR Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, (1) such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to:  (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate or Daily Simple SOFR, as applicable, in effect for each such day, and (2) the Administrative Agent shall notify the Borrower of such

Lender’s failure to pay.  If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, promptly, and in no event later than 11:00 a.m. (Chicago time) on the date that is two (2) Business Days following such demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, which payment may be in the form of a Base Rate Loan or Daily Simple SOFR Rate Loan under this Agreement, but without such payment being considered a payment or prepayment of a Loan under Section 1.11 hereof so that the Borrower will have no liability under such Section with respect to such payment.

Section 1.7.      Maturity of Loans.  Each Revolving Loan and Swing Loan, both for principal and interest not sooner paid or accelerated after the occurrence of an Event of Default, shall mature and be due and payable by the Borrower on the Revolving Credit Termination Date. Each Term Loan, both for principal and interest not sooner paid or accelerated after the occurrence of an Event of Default, shall mature and be due and payable on the Term Loan Maturity Date.

Section 1.8.      Prepayments.

(a)  Optional.  The Borrower may prepay any Loan in whole or in part (but, if in part, then:  (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of ~~Eurodollar~~Term SOFR Rate Loans, in an amount not less than $100,000, (iii) if such Borrowing is of Daily Simple SOFR Rate Loans, in an amount not less than $100,000, and (~~iii~~iv) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of ~~Eurodollar~~Term SOFR Rate Loans at any time upon three (3) Business Days prior notice by the Borrower to the Administrative Agent, or~~,~~ in the case of a Borrowing of Base Rate Loans or Daily Simple SOFR Rate Loans, notice delivered by the Borrower to the Administrative Agent no later than 10:00 a.m. (Chicago time) on the date of prepayment (or, in any case, such shorter period of time then agreed to by the Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any ~~Eurodollar~~Term SOFR Rate Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 1.11 hereof (if any).

(b)     Mandatory.

(i)  If at any time the sum of the unpaid principal balance of the Loans, Swing Loans and the L/C Obligations then outstanding shall be in excess of the Borrowing Base as then determined and computed, as contained in the most recent Borrowing Base Certificate delivered in accordance with Section 8.5(d) hereof, the Borrower shall promptly, and in no event later than 11:00 a.m. (Chicago time) on the date that is two (2) Business Days following such delivery, and without notice or demand pay the amount of the excess to the Administrative Agent for the account of the Lenders as a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans and Swing Loans until paid in full, and then to the Term Loans and the Incremental Term Loans (if any) on a combined ratable basis with respect to all such Loans until such Loans are paid in full, with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

(ii)      If at any time the sum of the unpaid principal balance of the Revolving Loans, Swing Loans and the L/C Obligations then outstanding shall be in excess of the Revolving Credit Commitment, the Borrower shall promptly, and in no event later than 11:00 a.m. (Chicago time) on such Business Day, and without notice or demand pay the amount of the excess to the Administrative Agent for the account of the Lenders as a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans and Swing Loans until paid in full, with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

(iii)      Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.8(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof, then to Daily Simple SOFR Rate Loans until payment in full thereof, with any balance applied to Borrowings of ~~Eurodollar~~Term SOFR Rate Loans in the order in which their Interest Periods expire.  Each prepayment of Loans under this Section 1.8(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any ~~Eurodollar Loans~~Term SOFR Rate Loan, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 1.11 hereof (if any).  Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

(c)     Reborrowing.  Any amount of Revolving Loans or Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. Any amount of the Term Loans or Incremental Term Loans paid or prepaid shall not be reborrowed.

Section 1.9.      Default Rate.  Notwithstanding anything to the contrary contained herein, while any Event of Default exists or after acceleration, if so directed by the Required Lenders, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans and Reimbursement Obligations, and letter of credit fees at a rate per annum equal to:

(a)       for any Base Rate Loan, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect;

~~(b)      for any Eurodollar~~

(b)      for any Daily Simple SOFR Rate Loan, the sum of 2.0% plus the Applicable Margin plus Daily Simple SOFR from time to time in effect;

(c)       for any Term SOFR Rate Loan, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto plus the Applicable Margin and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;

(~~c~~d)       for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 1.3 with respect to such Reimbursement Obligation; and

(~~d~~e)       for any Letter of Credit, the sum of 2.0% plus the letter of credit fee due under Section 2.1 with respect to such Letter of Credit;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.9 shall be made by the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower.  While any Event of Default exists or after acceleration, interest shall be paid on the demand of the Administrative Agent at the request or with the consent of the Required Lenders.

Section 1.10.     Evidence of Indebtedness.  (a)  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)     The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c)     The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded absent manifest error; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

(d)     Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Revolving Loans, a “Revolving Note” and collectively, the “Revolving Notes”),  Exhibit D-2 (in the case of its Swing Loans, a “Swing Note”), Exhibit D-3 (in the case of its Term Loan and referred to herein as a “Term Note” and collectively the “Term Notes”) or Exhibit D-4 (in the case of its Incremental Term Loans and referred to herein as a “Incremental Term Note” and collectively the “Incremental Term Notes”) as applicable (Revolving Notes, the Swing Note, Term Notes and Incremental Term Notes being herein referred to collectively as the “Notes” and individually as a “Note”).  In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the amount of the relevant Revolving Credit Commitment, Swing Line Sublimit, Term Loan Commitment or Term Loan, as then applicable, or Incremental Term Loan or Incremental Term Loan Commitment, as then applicable.  Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.12) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.12, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described above.

Section 1.11.      Funding Indemnity.  If any Lender shall incur any loss, cost or reasonable expense (including, without limitation, any loss, cost or reasonable expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any ~~Eurodollar~~Term SOFR Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

(a)       any payment, prepayment or conversion of a ~~Eurodollar~~Term SOFR Rate Loan on a date other than the last day of its Interest Period,

(b)      any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow or continue a ~~Eurodollar~~Term SOFR Rate Loan, or to convert a Base Rate Loan into a ~~Eurodollar~~Term SOFR Rate Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof,

(c)       any failure by the Borrower to make any payment of principal on any ~~Eurodollar~~Term SOFR Rate Loan when due (whether by acceleration or otherwise), or

(d)      any acceleration of the maturity of a ~~Eurodollar~~Term SOFR Rate Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or reasonable expense.  If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or reasonable expense in reasonable detail and the amounts shown on such certificate shall be conclusive if reasonably determined absent manifest error.

Section 1.12.      Commitment Terminations.

(a)    Optional Revolving Credit Terminations.  The Borrower shall have the right at any time and from time to time, upon five (5) Business Days prior written notice to the Administrative Agent (or such shorter period of time agreed to by the Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and (ii) allocated ratably among the Revolving Lenders in proportion to their respective Revolver Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, Swing Loans and L/C Obligations then outstanding.  Any termination of the Revolving Credit Commitments below the L/C Sublimit or the Swing Line Sublimit then in effect shall reduce the L/C Sublimit or the Swing Line Sublimit, as applicable, by a like amount.  The Administrative Agent shall give prompt notice to each Revolving Lender of any such termination of the Revolving Credit Commitments.

(b)     Any termination of the Revolving Credit Commitments pursuant to this Section 1.12 may not be reinstated.

Section 1.13.      Substitution of Lenders.  In the event (a) the Borrower receives a claim from any Lender for compensation under Section 10.3 or 12.1 hereof, (b) the Borrower receives notice from any Lender of any illegality pursuant to Section 10.1 hereof, (c) any Lender is then a

Defaulting Lender or such Lender is a Subsidiary or Affiliate of a Person who has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding or a receiver or conservator has been appointed for any such Person, or (d) a Lender fails to consent to an amendment or waiver requested under Section 12.13 hereof at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender”), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par, without recourse (other than with respect to claims or Liens arising by, through or under such Affected Lender), all of its interest, rights, and obligations hereunder (including all of its Revolving Credit Commitments, Term Loan Commitments, if any, and Incremental Term Loan Commitments, if any, and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to an Eligible Assignee specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 1.11 hereof as if the Loans owing to it were prepaid rather than assigned) other than such principal owing to it hereunder, and (iii) the assignment is entered into in accordance with, and subject to the consents required by, Section 12.12 hereof (provided any reimbursable expenses due thereunder shall be paid by the Borrower and any assignment fees shall be waived).

Section 1.14.      Defaulting Lenders.  Anything contained herein to the contrary notwithstanding, in the event that any Lender at any time is a Defaulting Lender, then (a) during any Defaulting Lender Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents and such Defaulting Lender’s Revolving Credit Commitments shall be excluded for purposes of determining “Required Lenders” (provided that the foregoing shall not permit an increase in such Lender’s Revolving Credit Commitments or an extension of the maturity date of such Lender’s Loans or other Obligations without such Lender’s consent); (b) to the extent permitted by applicable law, until such time as the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero, any voluntary prepayment of the Loans shall, if the Administrative Agent so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding; (c) such Defaulting Lender’s Revolving Credit Commitments and outstanding Loans shall be excluded for purposes of calculating any commitment fee payable to Lenders pursuant to Section 2.1 in respect of any day during any Defaulting Lender Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any fee pursuant to Section 2.1 with respect to such Defaulting Lender’s Revolving Credit Commitment in respect of any Defaulting Lender Period with respect to such Defaulting Lender (and any Letter of Credit fee otherwise payable to a Lender who is a Defaulting Lender shall instead be paid to the L/C Issuer for its use and benefit); (d) the utilization of Revolving Credit Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Loans of such Defaulting Lender; and (e) if so requested by the L/C Issuer at any time during the Defaulting Lender Period with respect to such Defaulting Lender, the Borrower shall deliver to the Administrative Agent cash collateral in an amount equal to such Defaulting Lender’s Revolver Percentage of L/C Obligations then outstanding (to be, held by the

Administrative Agent as set forth in Section 9.4 hereof).  No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 1.14, performance by the Borrower of its obligations hereunder and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section 1.14.  The rights and remedies against a Defaulting Lender under this Section 1.14 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender and which the Administrative Agent or any Lender may have against such Defaulting Lender.

Section 1.15.      Increase in Revolving Credit Commitments and Incremental Term Loan Commitments .  The Borrower may, from time to time, on any Business Day prior to the Revolving Credit Termination Date or Term Loan Maturity Date, as applicable, increase the aggregate amount of the Revolving Credit Commitments or establish one or more new term loan commitments (any such new term loan commitment, an “Incremental Term Loan Commitment”), respectively, by delivering a Commitment Amount Increase Request substantially in the form attached hereto as Exhibit H or in such other form acceptable to the Administrative Agent at least five (5) Business Days prior to the desired effective date of such increase (the “Revolving Credit Commitment Amount Increase”) or establishment of such Incremental Term Loan Commitment providing for the advance of new term loans (individually an “Incremental Term Loan” and collectively for all the Incremental Term Loan Lenders the “Incremental Term Loans”), identifying one or more additional Lenders (or additional Revolving Credit Commitments for existing Revolving Lenders, or by a combination of existing Lenders and additional Lenders, and the amount of each such Lender’s additional Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable); provided, however, that (i) the aggregate amount of the Revolving Credit Commitments shall not be increased to an amount in excess of $~~300,000,000~~750,000,000, (ii) the aggregate amount of Term Loans may not exceed $~~400,000,000~~500,000,000, (iii) ~~each Revolving Credit Commitment Amount Increase or Incremental Term Loan request shall be in an amount of not less than $5,000,000 or such lesser amount as approved by the Administrative Agent~~[reserved], (iv) no Default or Event of Default shall have occurred and be continuing at the time of the request or  the effective date of the Revolving Credit Commitment Amount Increase or advance of the Incremental Term Loan and (v) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) at the time of such request and on the effective date of such Revolving Credit Commitment Amount Increase or advance of such Incremental Term Loans, except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made.  The effective date of the Revolving Credit Commitment Amount Increase or advance of any Incremental Term Loan shall be agreed upon by the Borrower and the Administrative Agent.  Upon the effectiveness of any Revolving Credit Commitment Amount Increase or advance of the Incremental Term Loan, the new Lender(s) (or, if applicable, existing Lender(s)) shall advance Revolving Loans or Incremental Term Loans in an amount sufficient such that after giving effect to its advance each Lender shall have outstanding its Revolver Percentage of Revolving Loans and Incremental Term Loan Percentage of Incremental Term Loans, as applicable.  ~~It shall be a condition to such effectiveness~~In the event that ~~if~~ any ~~Eurodollar~~Term SOFR Rate Loans are outstanding on the date of such effectiveness~~,~~ and any Lender determines that such ~~Eurodollar~~Term SOFR Rate Loans ~~shall be~~are deemed to be prepaid on such date ~~and the Borrower shall pay any~~, each Lender hereby waives payment of all amounts, if any, owing to the Lenders pursuant to Section 1.11 hereof.  In the event that the Borrower shall have terminated any portion of the Revolving Credit Commitments pursuant to Section 1.11 hereof, the amount available for a Revolving Credit Commitment Amount Increase shall be reduced by the terminated commitment amount.  The Borrower agrees to pay any reasonable expenses of the Administrative Agent relating to any Revolving Credit Commitment Amount Increase or Incremental Term Loan and arrangement fees related thereto as agreed upon in writing between Administrative Agent and the Borrower, if any.  Notwithstanding anything herein to the contrary, (x) no Lender shall have any obligation to increase its Revolving Credit Commitment or to provide an Incremental Term Loan Commitment and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment or to provide any Incremental Term Loan Commitment, (y) no declining Lender shall have any consent rights with respect to such Revolving Credit Commitment Amount Increase or such Incremental Term Loan Commitment, as applicable, and (z) any new Lender shall be acceptable to the Administrative Agent (to the extent the consent of the Administrative Agent would be required in connection with an assignment to such new Lender under Section 12.12(a)(iii) hereof) with such consent not to be unreasonably withheld or delayed.  Upon the effectiveness thereof, Schedule ~~1~~I shall be deemed amended to reflect any Revolving Credit Commitment Amount Increase and any Incremental Term Loan Commitment, as applicable.  Subject to Section 7.1 hereof, on the effective date of any new Incremental Term Loan Commitments, any new or existing Lender with an Incremental Term Loan Commitment shall advance in a single Borrowing an Incremental Term Loan in the amount of its new Incremental Term Loan Commitment.  The Borrower shall deliver or cause to be delivered any documents reasonably requested by the Administrative Agent in connection with any such transaction and consistent with Section 7.2 hereof.

The Incremental Term Loans (a) shall rank pari passu in right of payment and of security, if any, with the Revolving Loans and the existing Term Loans and shall not be ~~secured by any additional collateral or~~ guaranteed by any additional Guarantors than the existing Term Loans, (b)  shall have (i) a final maturity date no earlier than the Term Loan Maturity Date and (ii) a weighted average life not less than the then remaining weighted average life to maturity of the Term Loans, (c) shall be subject to covenants and events of default that are identical to or not materially more restrictive to the Borrower than those in the existing Term Loan (except to the extent such terms apply only after the latest maturity date of the existing Term Loans) and (d) shall have any mandatory prepayments made pursuant to Section 1.8(b) hereof allocated ratably between the existing Term Loans and the Incremental Term Loans (if any); provided, that except as set forth above, the terms and conditions applicable to Incremental Term Loans (including interest rates and amortization applicable thereto) shall be determined by the Borrower, the Administrative Agent and the Lenders providing such Incremental Term Loans.

Section 1.16.      Extension of Revolving Credit Termination Date.  Borrower may, by notice to Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given at least thirty (30) days and not more than ninety (90) days prior to the then Revolving Credit Termination Date (the “Existing Commitment Termination Date”), request that Lenders extend the Existing

Commitment Termination Date for ~~one~~two (2) additional ~~one-year period~~six-month periods.  Upon the Borrower’s timely delivery of such notice to Administrative Agent and provided, that (i) no Default or Event of Default has occurred and is continuing (both on the date the notice is delivered and on the then Existing Commitment Revolving Credit Termination Date), (ii) the Borrower and the Subsidiaries are in compliance with all covenants contained in Section 8 hereof, (iii) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) on the date the notice is delivered and on the then Existing Commitment Termination Date except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made and (iv) the Borrower has paid in immediately available funds the Extension Fee on or prior to the first day of any requested extension period, then the Revolving Credit Termination Date shall be extended to the ~~first~~six-month anniversary of the then Existing Commitment Termination Date.  Should the Revolving Credit Termination Date be extended, the terms and conditions of this Agreement will apply during any such extension period, and from and after the date of such extension, the term Revolving Credit Termination Date shall mean the last day of the extended term.

Section 1.17.      Swing Loans.

(a)     Generally.  Subject to the terms and conditions hereof, as part of the Revolving Credit, the Swing Line Lender may, in its sole discretion, make loans in U.S. Dollars to the Borrower under the Swing Line (individually a “Swing Loan” and collectively the “Swing Loans”) which shall not in the aggregate at any time outstanding exceed the Swing Line Sublimit; provided, that if the Swing Line Lender declines to make a Swing Loan, the Borrower shall be deemed to have requested a Borrowing of a ~~Base~~Daily Simple SOFR Rate Loan under Section 1.6 hereof in the amount of such requested Swing Loan.  Swing Loans may be availed of from time to time and borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date.  Each Swing Loan shall be in a minimum amount of $100,000 or such greater amount which is an integral multiple of $100,000.

(b)     Interest on Swing Loans.  Each Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of ~~the Base Rate~~Daily Simple SOFR plus the Applicable Margin for ~~Base~~Daily Simple SOFR Rate Loans under the Revolving Credit as from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed).  Interest on each Swing Loan shall be due and payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(c)     Requests for Swing Loans.  The Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than 12:00 Noon (Chicago time) on the date upon which the Borrower requests that any Swing Loan be made, of the amount and date of such Swing Loan.  The Administrative Agent shall promptly advise the Swing Line Lender of any such notice received from the Borrower.  Subject to the terms and conditions hereof, the proceeds of each

Swing Loan extended to the Borrower shall be deposited or otherwise wire transferred as agreed to by the Borrower, the Administrative Agent, and the Swing Line Lender.  Anything contained in the foregoing to the contrary notwithstanding, the undertaking of the Swing Line Lender to make Swing Loans shall be subject to all of the terms and conditions of this Agreement (provided that the Swing Line Lender shall be entitled to assume that the conditions precedent to an advance of any Swing Loan have been satisfied unless notified to the contrary by the Administrative Agent or the Required Revolving Lenders).

(d)     Refunding Loans.  In its sole and absolute discretion, the Swing Line Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to act on its behalf for such purpose) and with notice to the Borrower and the Administrative Agent, request each Revolving Lender to make a Revolving Loan in the form of a ~~Base~~Daily Simple SOFR Rate Loan in an amount equal to such Revolving Lender’s Revolver Percentage of the amount of the Swing Loans outstanding on the date such notice is given.  Unless an Event of Default described in Section 9.1(j) or 9.1(k) exists with respect to the Borrower, regardless of the existence of any other Event of Default, each Revolving Lender shall make the proceeds of its requested Revolving Loan available to the Administrative Agent for the account of the Swing Line Lender, in immediately available funds, at the Administrative Agent’s office in Chicago, Illinois (or such other location designated by the Administrative Agent), before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given.  The Administrative Agent shall promptly remit the proceeds of such Borrowing to the Swing Line Lender to repay the outstanding Swing Loans.

(e)     Participations.  If any Revolving Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swing Line Lender pursuant to Section 1.17(d) above (because an Event of Default described in Section 9.1(j) or 9.1(k) exists with respect to the Borrower or otherwise), such Revolving Lender will, by the time and in the manner such Revolving Loan was to have been funded to the Swing Line Lender, purchase from the Swing Line Lender an undivided participating interest in the outstanding Swing Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swing Loans that were to have been repaid with such Revolving Loans.  Each Revolving Lender that so purchases a participation in a Swing Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swing Loan and of interest received thereon accruing from the date such Revolving Lender funded to the Swing Line Lender its participation in such Loan.  The several obligations of the Revolving Lenders under this Section shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Revolving Lender may have or have had against the Borrower, any other Revolving Lender, or any other Person whatsoever.  Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitments of any Revolving Lender, and each payment made by a Lender under this Section shall be made without any offset, abatement, withholding, or reduction whatsoever.

(f)      Sweep to Loan Arrangement.  So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and conditions thereof, Swing Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any advance of Swing Loans or for any prepayment of any Swing Loans.  The making of any such Swing Loans shall otherwise be subject to the other terms and conditions of this Agreement.  All Swing Loans advanced or prepaid pursuant to such Sweep to Loan Arrangement shall be ~~Base~~Daily Simple SOFR Rate Loans; and, so long as a Sweep to Loan Arrangement is in effect, all Swing Loans (whether or not advanced pursuant to the Sweep to Loan Arrangement) shall be ~~Base~~Daily Simple SOFR Rate Loans.  The Swing Line Lender shall have the right in its sole discretion to suspend or terminate the making and/or prepayment of Swing Loans pursuant to such Sweep to Loan Arrangement with notice to the Sweep Depositary and the Borrower (which may be provided on a same-day basis), whether or not any Default or Event of Default exists.  The Swing Line Lender shall not be liable to the Borrower or any other Person for any losses directly or indirectly resulting from events beyond the Swing Line Lender’s reasonable control, including without limitation any interruption of communications or data processing services or legal restriction or for any special, indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.

Section 1.18.      ESG Amendment.  After the Closing Date:

(a)       the Borrower, in consultation with the Sustainability Structuring Agent, shall be entitled to establish specified Key Performance Indicators (“KPIs”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Borrower and its Subsidiaries. The Sustainability Structuring Agent and the Borrower may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent (who shall promptly notify the Borrower) written notice that such Required Lenders object to such ESG Amendment.  In the event that Required Lenders deliver a written notice objecting to any such ESG Amendment, an alternative ESG Amendment may be effectuated with the consent of the Required Lenders, the Borrower and the Sustainability Structuring Agent. Upon effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPIs, certain adjustments to the Applicable Margin may be made; provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease of more than 2.5 basis points in the Applicable Margin. The pricing adjustments pursuant to the KPIs will require, among other things, reporting and validation of the measurement of the KPIs in a manner that is aligned with the Sustainability Linked Loan Principles (as published in March 2022 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association) at the time of the ESG Amendment and is to be mutually agreed between the Borrower and the Sustainability Structuring Agent (each acting reasonably). Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions which does not have the effect of reducing the Applicable Margin to a level otherwise permitted by this Section shall be subject only to the consent of the Required Lenders.

(b)      The Sustainability Structuring Agent will (i) assist the Borrower in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrower in preparing informational materials focused on ESG to be used in connection with the ESG Amendment.

SECTION 2.        FEES.

Section 2.1.      Fees.

(a)     Revolving Credit Unused Commitment Fee.  The Borrower shall pay to the Administrative Agent for the ratable account of the Revolving Lenders in accordance with their Revolver Percentages an unused commitment fee at a rate per annum equal to (x) 0.15% if the average daily Unused Revolving Credit Commitments are less than or equal to 50% of the Revolving Credit Commitments then in effect and (y) 0.25% if the average daily Unused Revolving Credit Commitments are greater than 50% of the Revolving Credit Commitments then in effect (computed on the basis of a year of 360 days and the actual number of days elapsed) and determined based on the average daily Unused Revolving Credit Commitments during such previous quarter.  Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be calculated and paid on the date of such termination.

(b)     Letter of Credit Fees.  On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the L/C Issuer for its own account a fronting fee equal to ~~0.20~~0.15% of the face amount of (or of the increase in the face amount of) such Letter of Credit.  Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter.  If no Letters of Credit were outstanding during such quarter, no such fee shall be owed.  In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer’s standard issuance, drawing, negotiation, amendment, cancellation, assignment, and other administrative fees for each Letter of Credit as established by the L/C Issuer from time to time.

(c)     Administrative Agent and Other Fees.  The Borrower shall pay to the Administrative Agent, for its own use and benefit and for the benefit of the Lenders, and each arranger, as applicable, the fees agreed to ~~between~~in the ~~Administrative Agent and the Borrower in a fee letter dated August 7, 2017~~Fee Letters, or as otherwise agreed to in writing between ~~them~~such parties.

SECTION 3.        PLACE AND APPLICATION OF PAYMENTS~~.~~

Section 3.1.      Place and Application of Payments.  All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Administrative Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower) for the benefit of the Lender(s) or L/C Issuer entitled thereto.  Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day.  All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim.  The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.  If the Administrative Agent causes amounts to be distributed to the Lenders in reliance upon the assumption that the Borrower will make a scheduled payment and such scheduled payment is not so made, each Lender shall, on demand, repay to the Administrative Agent the amount distributed to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was distributed to such Lender and ending on (but excluding) the date such Lender repays such amount to the Administrative Agent, at a rate per annum equal to:  (i) from the date the distribution was made to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day.

Anything contained herein to the contrary notwithstanding (including, without limitation, Section 1.8(b) hereof), all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Revolving Credit Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

(a)       first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Loan Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 12.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

(b)      second, to the payment of Swing Loans, both for principal and accrued but unpaid interest;

(c)      third, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

(d)      fourth, to the payment of principal on the Term Loans, Incremental Term Loans (if any), the Revolving Loans, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 9.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), Hedging Liability, and Funds Transfer and Deposit Account Liability, with the aggregate amount paid to, or held as collateral security for, the Lenders ~~and~~, L/C Issuer and Hedging Counterparties and, in the case of Hedging Liability, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

(e)      fifth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the Borrower and its Subsidiaries evidenced by the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

(f)      finally, to the Borrower or whoever else may be lawfully entitled thereto.

SECTION 4.        GUARANTIES.

Section 4.1.      Guaranties.  The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by each direct and indirect Material Subsidiary of the Borrower pursuant to Section 13 hereof or pursuant to one or more guaranty agreements in form and substance acceptable to the Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and each such Material Subsidiary executing and delivering a Guaranty being referred to herein as a “Guarantor” and collectively the “Guarantors”); provided, however, that, with respect to any Guarantor, Hedging Liability guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.

Section 4.2.      Further Assurances.   In the event the Borrower or any Guarantor forms or acquires any other Material Subsidiary after the date hereof, except as otherwise provided in Section 4.1, the Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Material Subsidiary to execute a Guaranty or an Additional Guarantor Supplement in the form of Exhibit G attached hereto (the “Additional Guarantor Supplement”) as the Administrative Agent may then require, and the Borrower shall also deliver to the Administrative Agent, or cause such Material Subsidiary to deliver to the Administrative Agent, at the Borrower’s cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

SECTION 5.        DEFINITIONS; INTERPRETATION.

Section 5.1.      Definitions.  The following terms when used herein shall have the following meanings:

“1031 Property Holder” means the “qualified intermediary” or “exchange accommodation titleholder” with respect to a 1031 Property as contemplated under Section 1031 of the Code, the regulations of the U.S. Department of Treasury adopted thereunder and related revenue procedures related thereto.

“~~1031 Property Security Documents” means a collateral assignment and pledge of (x) any promissory note made by the applicable 1031 Property Holder in favor of the Borrower or a Guarantor, which promissory note is limited recourse to the 1031 Property, (y) the equity interest of the 1031 Property Holder and (z) the Borrower’s or the applicable Guarantor’s, as the case may be, rights under an “exchange agreement”, a “qualified exchange accommodation agreement” (as defined in IRS Revenue Procedure 2000-37) or any similar agreement, in each case, pursuant to collateral assignment and pledge documentation reasonably acceptable to the Administrative Agent, which shall include (i) a written acknowledgement and consent by the 1031 Property Holder of such collateral assignments and pledges and (ii) an acknowledgement and agreement by the 1031 Property Holder that, following receipt of a notice from Administrative Agent stating that an Event of Default under the Agreement has occurred, it will comply with the requirements of Section 8.25 hereof, in each case, reasonably acceptable to the Administrative Agent~~2026 Term Loan” means the Term Loan made by each Lender in the amount of such Lender’s 2026 Term Loan Commitment on the Sixth Amendment Effective Date and the Incremental Term Loan made by certain Lenders in the amount of their 2026 Term Loan Commitment on June 17, 2021.

“2026 Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term Loan on Sixth Amendment Effective Date or June 17, 2021, as applicable, in the principal amount not to exceed the amount set forth opposite such Lender’s name under the heading 2026 Term Loan Commitment on Schedule I attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2026 Term Loan Commitments of the Lenders aggregate $65,000,000 as of June 17, 2021.

“2027 Term Loan” means the Incremental Term Loan made by each Lender in the amount of such Lender’s 2027 Term Loan Commitment pursuant to Section 1.15 hereof on the Seventh Amendment Effective Date.

“2027 Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its 2027 Term Loan on the Seventh Amendment Effective Date in the principal amount not to exceed the amount set forth opposite such Lender’s name under the heading 2027 Term Loan Commitment on Schedule I attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2027 Term Loan Commitments of the Lenders aggregate $100,000,000 on the Seventh Amendment Effective Date.

“2028 Term Loan” means the Incremental Term Loan made by each Lender in the amount of such Lender’s 2028 Term Loan Commitment pursuant to Section 1.15 hereof on the Eighth Amendment Effective Date.

“2028 Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its 2028 Term Loan on the Eighth Amendment Effective Date in the principal amount not to exceed the amount set forth opposite such Lender’s name under the heading 2028 Term Loan

Commitment on Schedule I attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2028 Term Loan Commitments of the Lenders aggregate $100,000,000 on the Eighth Amendment Effective Date.

“Adjusted Daily Simple SOFR” means, with respect to a Daily Simple SOFR Rate Loan, the per annum rate equal to the sum of (i) Daily Simple SOFR plus (ii) 0.10% (10.0 basis points); provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted EBITDA” means EBITDA minus the Annual Capital Expenditure Reserve.

“Adjusted FFO” means for any period, “funds from operations” as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) as in effect from time to time; provided, that Adjusted FFO shall (i) be based on net income after payment of distributions to holders of preferred partnership units in Borrower and distributions necessary to pay holders of preferred stock of Borrower, and (ii) at all times exclude (a) charges for impairment losses from property sales, (b) stock-based compensation, (c) write-offs or reserves of straight-line rent related to sold assets, (d) amortization of debt costs, ~~and~~ (e) non-recurring charges, including, without limitation, acquisition expenses, non-cash charges related to the write-off of deferred equity and financing costs and one-time charges related to the transition to self-management and (f) other non-cash items as mutually agreed upon by Borrower and Administrative Agent.  The Borrower’s Ownership Share of Adjusted FFO of its Unconsolidated Affiliates will be included when determining Adjusted FFO of Borrower and its Subsidiaries, subject to the adjustments set forth in this definition.

“Adjusted ~~LIBOR” is defined in Section 1.4~~Term SOFR” means, for any Interest Period, the per annum rate equal to the sum of (~~b~~i) ~~hereof~~Term SOFR for such Interest Period plus (ii) 0.10% (10.0 basis points); provided that if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent” means Bank of Montreal, in its capacity as Administrative Agent hereunder, and any successor in such capacity pursuant to Section 11.6 hereof.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Lender” is defined in Section 1.13 hereof.

“Affiliate” means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person.  A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 20% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 20% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

“Agreement” means this Second Amended and Restated Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

“Alpine” means Alpine Income Property Trust, Inc, a Maryland corporation.

“Annual Capital Expenditure Reserve” means the sum of (a) an amount equal to the product of (i) $0.15 multiplied by (ii) the aggregate ~~net rentable~~gross leasable area, determined on a square footage basis, for retail properties, Retail Mixed-Use Properties and industrial properties, plus (b) an amount equal to the product of (i) $0.50 multiplied by (ii) the aggregate ~~net rentable~~gross leasable area, determined on a square footage basis, for ~~office~~all other properties~~, plus (c) an amount equal to the product of (i) four percent (4.0%) multiplied by (ii) the gross revenues from any hotels, motels and resorts~~; provided, however, that this definition of Annual Capital Expenditure Reserve shall not apply to any Land Assets or any Ground Leases~~; provided that~~ so long as the Borrower is not obligated for such Capital Expenditures.

“Anti-Corruption Law” means the FCPA and any law, rule or regulation of any jurisdiction concerning or relating to bribery or corruption that are applicable to Borrower or any Subsidiary or Affiliate.

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the first Pricing Date, the rates shown opposite Level ~~I~~II below, and thereafter, from one Pricing Date to the next the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL INDEBTEDNESS TO TOTAL ASSET VALUE RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS (OTHER THAN 2028 TERM LOANS) AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR ~~EURODOLLAR~~TERM SOFR RATE LOANS , DAILY SIMPLE SOFR RATE LOANS (OTHER THAN 2028 TERM LOANS) AND LETTER OF CREDIT ~~FEE~~FEES SHALL BE:	APPLICABLE MARGIN FOR 2028 TERM LOANS AS BASE RATE LOANS SHALL BE:	APPLICABLE MARGIN FOR 2028 TERM LOANS AS TERM SOFR RATE LOANS AND DAILY SIMPLE SOFR RATE SHALL BE:
I	Less than or equal to ~~0.45~~0.40 to 1.00	~~0.35%~~0.25%	~~1.35%~~1.25%	0.20%	1.20%
II	Less than or equal to ~~0.50~~0.45 to 1.00, but greater than ~~0.45~~0.40 to 1.00	~~0.50%~~0.35%	~~1.50%~~1.35%	0.30%	1.30%

LEVEL	TOTAL INDEBTEDNESS TO TOTAL ASSET VALUE RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS (OTHER THAN 2028 TERM LOANS) AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR ~~EURODOLLAR~~TERM SOFR RATE LOANS , DAILY SIMPLE SOFR RATE LOANS (OTHER THAN 2028 TERM LOANS) AND LETTER OF CREDIT ~~FEE~~FEES SHALL BE:	APPLICABLE MARGIN FOR 2028 TERM LOANS AS BASE RATE LOANS SHALL BE:	APPLICABLE MARGIN FOR 2028 TERM LOANS AS TERM SOFR RATE LOANS AND DAILY SIMPLE SOFR RATE SHALL BE:
III	Less than or equal to ~~0.55~~0.50 to 1.00, but greater than ~~0.50~~0.45 to 1.00	~~0.65%~~0.50%	~~1.65%~~1.50%	0.45%	1.45%
IV	Less than or equal to 0.55 to 1.00, but greater than 0.50 to 1.00	0.65%	1.65%	0.60%	1.60%
V	Less than or equal to 0.60 to 1.00, but greater than 0.55 to 1.00	0.95%	1.95%	0.90%	1.90%
~~IV~~VI	Greater than ~~0.55~~0.60 to 1.00	~~0.95%~~1.20%	~~1.95%~~2.20%	1.15%	2.15%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower, the last date on which the Borrower’s most recent Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended are due, pursuant to Section 8.5 hereof.  The Applicable Margin shall be established based on the Total Indebtedness to Total Asset Value ~~Ratio~~ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date.  If the Borrower has not delivered its Compliance Certificate and financial statements by the date the Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, then until such Compliance Certificate and financial statements and/or audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level ~~IV~~VI shall apply).  If the Borrower subsequently delivers such Compliance Certificate and financial statements before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate and financial statements shall take effect from the date of delivery until the next Pricing Date.  In all other circumstances, the Applicable Margin established by such Compliance Certificate and financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date.

Borrower, Administrative Agent, L/C Issuer and Lenders understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Administrative Agent and Lenders by Borrower (the "Borrower Information").  If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including, without limitation, because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information; provided that no recalculation shall be done for any period that is more than 2 years earlier than the date of recalculation.  The Administrative Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender or the L/C Issuer, within five (5) Business Days of receipt of such written notice.  Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent's, the L/C Issuer’s, or any Lender's other rights under this Agreement.  Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive, absent manifest error, and binding on the Borrower and the Lenders if reasonably determined.

“Application” is defined in Section 1.3(b) hereof.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assets Under Development” means any real property under construction (excluding any completed Property under minor renovation) until such property has received a certificate of occupancy.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.12 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

“Authorized Representative” means those persons shown on the list of officers provided by the Borrower pursuant to Section 7.2 hereof or on any update of any such list provided by the Borrower to the Administrative Agent, or any further or different officers of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative Agent.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 10.2(b)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an ~~Affected~~EEA Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,  Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, any event of the type described in clause (j) or (k) of Section 9.1 hereof with respect to such Person.

“Base Rate” ~~is defined in Section 1.4(a) hereof~~means, for any day, the rate per annum equal to the greatest of:  (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the Federal Funds Rate for such day, plus (ii) 1/2 of 1%, or (c) the sum of (i)  Adjusted Term SOFR for a one-month tenor in effect on such day plus (ii) 1.0%.  Any change in the Base Rate due to a change in the prime rate, the Federal Funds Rate or Term SOFR, as applicable, shall be effective from and including the effective date of the change in such rate. If the Base Rate is being used as an alternative rate of interest pursuant to Section 10.2, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above, provided that if the Base Rate as determined above shall ever be less than the Floor, then Base Rate shall be deemed to be the Floor.

“Base Rate Loan” means a Loan bearing interest at ~~a rate specified in Section 1.4(a) hereof~~the Base Rate.

“Benchmark” means, initially, (a) with respect to Daily Simple SOFR Rate Loans, Daily Simple SOFR and (b) with respect to Term SOFR Rate Loans, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 10.2(b).

“Benchmark Replacement” means, the sum of (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.  If the Benchmark Replacement as determined pursuant hereto would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)       in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)      in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative or not to comply with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided, that such non-representativeness or non-compliance will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)       a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)      a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)       a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative or do not, or as a specified future date will not, comply with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.2(b) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.2(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” is defined in the introductory paragraph of this Agreement.

“Borrowing” means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders on a single date and, in the case of ~~Eurodollar~~Term SOFR Rate Loans, for a single Interest Period.  Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Percentages.  A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 1.6 hereof.  Borrowings of Swing Loans are made by the Swing Line Lender in accordance with the procedures set forth in Section 1.17 hereof.

“Borrowing Base” means, at any date of its determination, an amount equal to:

(x)       ~~(i)~~ the lesser of (A) ~~60% of~~(i) (x) during a Leverage Ratio Increase Period, 65% and (y) at all other times, 60%, multiplied by (ii) the Borrowing Base Value of all Eligible Properties on such date and (B) the Debt Service Coverage Amount of all Eligible Properties on such date, minus

(y)        ~~the aggregate amount of Other Unsecured Indebtedness~~ if an Other Guaranty Trigger has occurred (but a Collateral Trigger Event has not occurred~~.~~

~~“2026 Term Loan” means the Term Loan made by each Lender in the amount of such Lender’s 2026 Term Loan Commitment on the Sixth Amendment Effective Date and the Incremental Term Loan made by Wells Fargo in the amount of its 2026 Term Loan Commitment on June 17, 2021.~~

~~“2026 Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its Term Loan on Sixth Amendment Effective Date or June 17, 2021, as applicable in the principal amount not to exceed the amount set forth opposite such Lender’s name under the heading 2026 Term Loan Commitment on Schedule 1 attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2026 Term Loan Commitments of the Lenders aggregate $65,000,000 as of June 17, 2021.~~

~~“2027 Term Loan” means the Incremental Term Loan made by each Lender in the amount of such Lender’s 2027 Term Loan Commitment pursuant to Section 1.15 hereof.~~

~~“2027 Term Loan Commitment” means, as to any Lender, the obligation of such Lender to make its 2027 Term Loan on the Seventh Amendment Effective Date in the principal amount~~

~~not to exceed the amount set forth opposite such Lender’s name under the heading 2027 Term Loan Commitment on Schedule 1 attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2027 Term Loan Commitments of the Lenders aggregate $100,000,000 on the Seventh Amendment Effective Date~~), the aggregate amount of Other Unsecured Indebtedness including the Convertible Senior Notes.

“Borrowing Base Certificate” means the certificate in the form of Exhibit I hereto, or in such other form acceptable to the Administrative Agent, to be delivered to the Administrative Agent pursuant to Sections 7.2(i), 7.3 and 8.5(d) hereof.

“Borrowing Base Determination Date” means each date on which the Borrowing Base is certified in writing to the Administrative Agent, as follows:

(a)       Quarterly.  As of the last day of each Fiscal Quarter.

(b)      Property Adjustments.  Following each addition or deletion of an Eligible Property, the Borrowing Base Value shall be adjusted accordingly.

“Borrowing Base NOI” means for the most recent Rolling Period, the aggregate Property NOI attributable to the Eligible Properties.

“Borrowing Base Requirements” means with respect to the calculation of the Borrowing Base, collectively that :

(a)  at all times such calculation shall be based on no less than ~~twenty~~fifteen (~~20~~15) Eligible Properties with a gross leasable area of not less than 25,000 square feet each;

(b) ~~$200,000,000~~ the Borrowing Base Value shall not be less than $400,000,000;

(c)  no more than ~~35~~15% of the Borrowing Base Value may be comprised of Eligible Properties which are not ~~used as~~ retail~~, office or mixed-use retail/office Properties; (d) no more than 25% of the Borrowing Base Value may be comprised of any one Eligible Property~~ properties, Retail Mixed-Use Properties or office properties (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over ~~25~~15% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value); ~~(e)~~

(d)      no more than 20% of the Borrowing Base Value may be ~~from~~comprised of any ~~single Tenant unless such Tenant’s Rating is equal to or better than BBB-/Baa3 from S&P or Moody’s, respectively~~one Eligible Property (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 20% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value)~~, (f)~~ ;

(e)       no more than ~~30% of Borrowing Base Value may be comprised of Permitted Ground Lease Investments,~~ (~~g~~A) ~~no more than 20% of the Borrowing Base Value may be~~

~~comprised of Eligible Properties which are operated as hotels, motels or resorts, (h) the Eligible Properties (other than Permitted Ground Lease Investments) must have an aggregate Occupancy Rate of at least 85% and no more than~~prior to September 20, 2025, 35% and (B) on and after September 20, 2025, 25% of the Borrowing Base Value may be comprised of Eligible Properties which are located in the same MSA (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 35% or 25%, as applicable, of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value);

(f)      the Eligible Properties must have a weighted average Occupancy Rate of at least 85%; and

(g)      no more than 15% of the Borrowing Base Value may be comprised of Eligible Properties constituting Eligible Leasehold Interests (for the avoidance of doubt, an Eligible Property that exceeds this sublimit may be included in the calculation of Borrowing Base Value, provided any amount over 15% of the Borrowing Base Value is excluded from the calculation of the Borrowing Base Value).

“Borrowing Base Value” means an amount equal to the sum of (a) for all Eligible Properties owned for more than twelve (12) months, the quotient of (i) the Borrowing Base NOI divided by (ii) the Capitalization Rate plus (b) for all Eligible Properties owned for twelve (12) months or less, the ~~lesser of (i) the~~undepreciated book value (as defined by GAAP) of any such Eligible Property ~~and (ii), the value of any such Eligible Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters~~; provided that Borrowing Base Value shall be reduced by excluding a portion of the Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois ~~and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England~~.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capital Lease” means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

“Capitalization Rate” means (i) 6.25% for existing single-tenant Properties occupied by tenants maintaining a (A) BBB- Rating or better from S&P’s or Fitch, or (B) Baa3 Rating or better from ~~S&P’s or~~ Moody’s, ~~respectively~~(ii) 6.50% for grocery anchored retail properties, (~~ii~~iii) 7.00%

for all other retail ~~Properties, including mixed-use retail/office~~and Retail Mixed-Use Properties ~~not covered under the foregoing clause (i)~~, (~~iii~~iv) 8.00% for all ~~office Properties not covered under the foregoing clause (i), (iv) 9.25% for hotel, motel or resort Properties and (v) 10% for all~~ other Properties not covered under the foregoing clauses (i), (ii)~~,~~ or (iii~~) or (iv~~); provided, that for all Properties that are subject to ~~Permitted~~ Ground ~~Lease Investments~~Leases, the applicable Capitalization Rate shall be determined as if Borrower was the owner of the fully-completed building located on such Property.

“Capitalized Lease Obligation” means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601 et seq., and any future amendments.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means any of (a) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time that causes such person or group to become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 51% or more of the outstanding capital stock or other equity interests of the Borrower on a fully-diluted basis, other than acquisitions of such interests by any party who is an officer or director of the Borrower as of the Closing Date or (b) the failure of individuals who are members of the board of directors (or similar governing body) of Borrower on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of Borrower.

“Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

~~“Collateral” means all properties, rights, interests, and privileges from time to time subject to the Liens granted to the Administrative Agent, or any security trustee therefor, by the Collateral Documents.~~

“Collateral Account” is defined in Section 9.4(b) hereof.

“Collateral Documents” means the ~~Pledge Agreement,~~ Mortgages, ~~(~~if any~~)~~, ~~the Omnibus Amendment and General Reaffirmation Agreement, the 1031 Property Security Documents (if~~and any~~), and all~~ other ~~mortgages, deeds of trust,~~ security ~~agreements~~agreement, pledge ~~agreements, assignments, financing statements, control agreements, and other documents as shall from time to time secure~~agreement or other security document  that shall be executed by the Borrower or ~~relate to~~ the ~~Obligations or any part thereof~~Guarantors in favor of the Administrative Agent and the Lenders pursuant to Section 8.24(c) hereunder, as the same may be amended, modified, supplemented or restated from time to time.

“Collateral Trigger Event” is defined in Section 8.24(b) hereof.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” is defined in Section 8.5(e) hereof.

“Conforming Changes” means, with respect to either the use or administration of Daily Simple SOFR or Term SOFR, or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 1.11 and other technical, administrative or operational matters) that the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

“Convertible Senior Notes” means the Borrower’s 3.875% Convertible Senior Notes due 2025.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Event” means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the SOFR Administrator on the SOFR Administrator’s Website.  If by 5:00 pm (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days.  Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SOFR Rate Loan” means a Loan bearing interest at a rate based on Adjusted Daily Simple SOFR.

“Debt Service Coverage Amount” means the principal amount of a loan that would be serviced by the Borrowing Base NOI for the Rolling Period most recently ended for which financial statements have been delivered pursuant to Section 8.5 hereof at a debt service coverage ratio of ~~1.50~~1.40 to 1.00 with interest and principal payments (in each case assuming a 30-year amortization) at the ~~greater~~greatest of (i) ~~6.5~~5.75% per annum, (ii) a ~~Eurodollar~~Term SOFR Rate Loan with an Interest Period of one (1) month (including the Applicable Margin) as of the last day of the most recent fiscal quarter and (iii) the 10-year treasury rate on the last day of such period plus 2.5%; provided that Borrowing Base NOI shall be reduced by excluding a portion of Property NOI attributable to Eligible Properties that exceed the concentration limits in the Borrowing Base Requirements.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and

all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Defaulted Loan” is defined in the definition of “Defaulting Lender” in this Section 5.1.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or participations in L/C Obligations or Swing Loans required to be funded by it hereunder (herein, a “Defaulted Loan”) within two (2) Business Days of the date required to be funded by it hereunder unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (except for up to $25,000 in the aggregate from a Lender which is owing for less than five (5) Business Days) within two (2) Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, (c) has experienced a Bankruptcy Event or (d) a receiver or conservator has been appointed for such Lender or (e) has become the subject of a Bail-In Action.

“Defaulting Lender Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Revolver Percentage of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders other than such Defaulting Lender had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.

“Defaulting Lender Period” means, with respect to any Defaulting Lender, the period commencing on the date upon which such Lender first became a Defaulting Lender and ending on the earliest of the following dates: the date on which (a) such Defaulting Lender is no longer the subject of a Bankruptcy Event or, if applicable, under the direction of a receiver or conservator, (b) the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or otherwise), and (c) such Defaulting Lender shall have delivered to Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder, including with respect to its Revolving Credit Commitments.

“Dividends” means any dividend paid (or declared and then payable), as the case may be, in cash on any equity security issued by the Borrower.

“EBITDA” means, for any period, determined on a consolidated basis of the Borrower and its Subsidiaries, in accordance with GAAP, the sum of net income (or loss) plus: (i) depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss); (ii) Interest Expense; (iii) income tax expense, to the extent included as an expense in the calculation of net income (or loss); (iv) extraordinary, unrealized or non-recurring losses, including (A) impairment charges~~,~~ and (B) losses from the sale of real property, and (v) non-cash compensation paid to employees of Borrower in the form of Borrower’s equity securities, minus:

(a) extraordinary, unrealized or non-recurring gains, including (x) the write-up or write-offs of assets and (y) gains (or losses) from the sale of real property ~~and~~, (b) income tax benefits~~.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period~~, (c) stock-based compensation and (d) other non-cash items as mutually agreed upon by Borrower and Administrative Agent.  The Borrower’s Ownership Share of the EBITDA of its Unconsolidated Affiliates will be included when determining EBITDA of Borrower and its Subsidiaries.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eighth Amendment Effective Date” means September 20, 2022.

“Eighth Amendment Effective Date Properties” means collectively the Properties listed on Schedule 1.1 and “Eighth Amendment Effective Date Property” means any of such Properties.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) the L/C Issuer, and (iii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any Guarantor or any of the Borrower’s or such Guarantor’s Affiliates or Subsidiaries.

“Eligible Leasehold Interest” means a leasehold interest where Borrower or its Subsidiary is the lessee thereunder containing (a) the following terms and conditions: (i) a remaining term (inclusive of any unexercised extension options exercisable at lessee’s sole option) of thirty (30) years or more from the Eighth Amendment Effective Date or, with respect to any applicable Eligible Leasehold Interests, as previously approved by the Lenders prior to the Eighth Amendment Effective Date; (ii) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (iii) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosure, and fails to do so; (iv) transferability and/or assignment of the lessee’s interest under such lease, including the ability to sublease, without consent; (v) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease; and (vi) in the event that such lease is terminated, such holder shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease; or (b) terms and conditions otherwise reasonably acceptable to the Administrative Agent.

“Eligible Property” means, as of any Borrowing Base Determination Date, any Property owned by the Borrower, a Guarantor or a 1031 Property Holder which satisfies the following conditions:

(a)       Is real property one hundred percent (100%) owned in fee simple, individually or collectively, by the Borrower, any Guarantor or any 1031 Property Holder, ~~including Permitted Ground Lease Investments~~or is leased pursuant to an Eligible Leasehold Interest;

(b)      Is a Property located in the contiguous United States;

(c)      If such Property is owned by the Borrower, (i) neither the Borrower’s beneficial ownership interest in such Property nor the Property is subject to any Lien (other than Permitted Liens or Liens in favor of the Administrative Agent) or to any negative pledge and (ii) the Borrower has the unilateral right (including the absence of any restrictions in ~~a Ground Lease~~an Eligible Leasehold Interest) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money;

(d)      If such Property is owned by a Material Subsidiary, (i) neither the Borrower’s beneficial ownership interest in such Material Subsidiary nor the Property is subject to any ~~Lien~~Liens (other than Permitted Liens or Liens in favor of the Administrative Agent) or ~~to~~ any negative pledge, (ii) the Material Subsidiary has the unilateral right (including the absence of any restrictions in ~~a Ground Lease~~an Eligible Leasehold Interest) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money, and (iii) the Material Subsidiary has provided an Additional Guarantor Supplement or other Guaranty to the Administrative Agent pursuant to Section 4.2 hereof;

(e)       If such Property is owned by a 1031 Property Holder, (i) neither the Borrower’s beneficial ownership in the Property nor the Property itself is subject to (x) any Liens (other than Permitted Liens or Liens in favor of the Administrative Agent), or (y) any negative pledge, (ii) the 1031 Property Holder has the unilateral right (including the absence of any restrictions in an Eligible Leasehold Interest) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money;

(f)      The Administrative Agent shall have received to the extent requested historic operating statements for such Property for the previous three (3) years, if available,

and historic rent rolls for such Property for the previous three (3) years, if available;

(~~f~~g)      That such Property, based on the Borrower’s or any Material Subsidiary’s actual knowledge, is free of all material structural defects or major architectural deficiencies, material title defects (other than Permitted Liens), material environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property and, if the Property has an underground storage tank located thereon or any other material environmental concern as determined by the Administrative Agent, then the Administrative Agent shall have received satisfactory environmental assessments, including, to the extent requested, Phase I and Phase II reports, the results of which disclose environmental conditions which are satisfactory to the Administrative Agent in its sole discretion;

(~~g~~h)      With respect to such Property, any Tenant under a Significant Lease is not more than 60 days past due with respect to any monthly rent payment obligations under such Lease;

(~~h~~i)      For each such Property, the Borrower, to the extent not previously provided, shall have delivered to the Administrative Agent a copy, certified as true and correct by the Borrower, of each of the following: if the Property Owner is not the Borrower, the Property Owner’s articles of incorporation, by-laws, partnership agreements, operating agreements, as applicable, and certificates of existence, good standing and authority to do business from each appropriate state authority, and partnership, corporate or limited liability company, as applicable, authorizations authorizing the execution, delivery and performance of the Additional Guarantor Supplement all certified to be true and complete by a duly authorized officer of such Property Owner; and

(~~i~~j)      The Property is not an Asset Under Development or a Land Asset.

“Environmental Claim” means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Law” means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

“Equity Interests” means with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

“ESG” is defined in Section 1.18 hereof.

“ESG Amendment” is defined in Section 1.18 hereof.

“ESG Pricing Provisions” is defined in Section 1.18 hereof.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

~~“Eurodollar Loan” means a Loan bearing interest at the rate specified in Section 1.4(b) hereof.~~

~~“Eurodollar Reserve Percentage” is defined in Section 1.4(b) hereof.~~

“Event of Default” means any event or condition identified as such in Section 9.1 hereof.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Credit Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Credit Commitment (other than pursuant to an assignment request by the Borrower under Section 1.13 hereof) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 12.1 amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 12.1(b) or Section 12.1(d), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Commitment Termination Date” is defined in Section 1.16 hereof.

“Extension Fee” means an extension fee payable by the Borrower for ~~a one-year~~each 6 month extension pursuant to Section 1.16 hereto in an amount equal to ~~0.15~~0.0625% of the Revolving Credit Commitments then in effect.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” means the Foreign Corrupt Practices Act, 15 U.S.C. §§78dd-1, et seq.

~~“Federal Funds Rate” is defined in Section 1.4(a) hereof.~~

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that in no event shall the Federal Funds Rate be less than 0.00%.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fee Letters” means, collectively, those certain Fee Letter(s) dated on or about the Eighth Amendment Effective Date by and between the Borrower, the Administrative Agent and certain Joint Lead Arranger(s), as applicable.

“Fiscal Quarter” means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

“Fiscal Year” means the twelve-month period ending on December 31.

“Fitch” means Fitch Ratings, or any successor thereto.

“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Borrower’s preferred equity securities for such Rolling Period, plus (d) all income taxes (federal, state and local) paid by Borrower in cash during such Rolling Period, plus (e) cash payments of base rent under Eligible Leasehold Interests made or to be made during such period, unless such payments are deducted from the calculation of Property NOI and EBITDA; provided, that for purposes of calculating income taxes under clause (d) for any Rolling Period, such amount shall not include any income taxes paid from and in connection with any extraordinary gain (or loss) for such Rolling Period.  ~~Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period~~The Borrower’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining Fixed Charges of Borrower and its Subsidiaries.

“Floor” means the rate per annum of interest equal to 0.00%.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funds Transfer and Deposit Account Liability” means the liability of the Borrower, or any Subsidiary owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of the Borrower and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to the Borrower or any Subsidiary by any of such Lenders or their Affiliates.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Ground Lease” means a long term lease of real Property ~~granted~~ by the fee owner of the real Property~~.~~

~~“Ground Lease Debt Yield” means, (a) annual Property NOI (as defined per the definition, but~~ with ~~Property NOI received by~~ the Borrower or any Subsidiary as lessor and Tenant as lessee ~~and operator) divided by (b) the book value of outstanding debt, plus the book value of land with the ground lease investment; based on the most recent fiscal year end~~.

“Guarantor” and “Guarantors” are defined in Section 4.1 hereof.

“Guaranty” and “Guaranties” are defined in Section 4.1 hereof.

“Hazardous Material” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hazardous Material Activity” means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material other than any activity, event or occurrence performed in compliance with or allowed under applicable law.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any Subsidiary shall be a Hedging Agreement.

“Hedging Counterparty” means any Person that, (a) at the time it enters into a Hedging Agreement with the Borrower or any Subsidiary is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date or any amendment date), is a party to a Hedging Agreement with the Borrower or any Subsidiary, in each case whether or not such Person remains a Lender or the Administrative Agent (or an Affiliate of either).

“Hedging Liability” means the liability of the Borrower or any Subsidiary to any ~~of the Lenders, or any Affiliates of such Lenders,~~Hedging Counterparty in respect of any Hedging Agreement as the Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more ~~of the Lenders party to this Agreement or their Affiliates~~Hedging Counterparties.

“Incremental Term Credit” means the credit facility for making Incremental Term Loans described in Section 1.15 hereof.

“Incremental Term Loan” is defined in Section 1.15 hereof, and, as so defined, includes a Base Rate Loan ~~or an Eurodollar~~, Daily Simple SOFR Rate Loan or a Term SOFR Rate Loan, each of which is a type of Incremental Term Loan hereunder and includes, without limitation, the ~~2027~~2028 Term Loans.

“Incremental Term Loan Commitments” is defined in Section 1.15 hereof and includes, without limitation, the ~~2027~~2028 Term Loan Commitments.

“Incremental Term Loan Lender” is a Lender hereunder that provides an Incremental Term Loan Commitment pursuant to Section 1.15 hereof or holds an Incremental Term Loan, including each assignee Lender pursuant to Section 12.12 hereof.

“Incremental Term Loan Percentage” means for each Incremental Term Loan Lender, the percentage of the aggregate Incremental Term Loan Commitments represented by such Lender’s portion thereof or, if such Incremental Term Loan Commitments have been terminated, the percentage held by such Lender of the aggregate principal amount of all Incremental Term Loans then outstanding.

“Incremental Term Note” is defined in Section 1.10 hereof.

“Indebtedness for Borrowed Money” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money and (f) all net obligations of such Person under any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any similar interest rate, currency or commodity hedging arrangement.

“Indemnified Taxes” means (a) all Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.

“Interest Expense” means, with respect to a Person for any period of time, the interest expense whether paid, accrued or capitalized (without deduction of consolidated interest income) of such Person for such period.  Interest Expense shall exclude any amortization of (i) deferred financing fees, including the write-off such fees relating to the early retirement of such related Indebtedness for Borrowed Money, and (ii) debt discounts (but only to the extent such discounts do not exceed 3.0% of the initial face principal amount of such debt).  The Borrower’s Ownership Share of the Interest Expense of its Unconsolidated Affiliates will be included when determining Interest Expense of Borrower and its Subsidiaries.

“Interest Payment Date” means (a) with respect to any ~~Eurodollar~~Base Rate Loan (other than Swing Loans), the last day of ~~each Interest Period with respect to such Eurodollar Loan~~every calendar quarter and on the maturity date, (b) with respect to any Daily Simple SOFR Rate Loan, the last day of every calendar quarter and on the maturity date and (c) as to any Term SOFR Rate Loan the last day of each Interest Period therefor and, ~~if~~in the ~~applicable~~case of any Interest Period ~~is longer~~of more than ~~(3)~~ three (3) months’ duration, ~~on~~ each day ~~occurring every~~prior to the last day of such Interest Period that occurs at three (3) ~~months~~month intervals after the ~~commencement~~first day of such Interest Period~~, (b) with respect to any Base Rate Loan (other than Swing Loans), the last day of every calendar quarter, (c) with respect~~, and on the maturity date and (c) as to any Swing Loan, the last day of ~~each~~the Interest Period with respect to such Swing Loan, and on the maturity date; provided that, as to any such Loan, (i) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (~~d~~ii) the Interest Payment Date with respect to any ~~Eurodollar Loan or Base Rate Loan (including Swing Loans), the maturity date~~Borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month.

“Interest Period” means the period commencing on the date a Borrowing of ~~Eurodollar~~Term SOFR Rate Loans or Swing Loans is advanced, continued, or created by conversion and ending (a) in the case of Term SOFR, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one (1~~), two (2~~), three (3), or six (6) months thereafter, as specified in the applicable borrowing request or interest election request and (b) in the case of Swing Loans, on the date one (1) to five (5) Business Days thereafter as mutually agreed by Borrower and the Swing Line Lender, provided, however, that:

(i)      no Interest Period shall extend beyond the Revolving Credit Termination Date or Term Loan Maturity Date, as applicable;

(ii)      no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on the Term Loans, unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Term SOFR Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date;

(iii)      whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of ~~Eurodollar~~Term SOFR Rate Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; ~~and~~

(~~iii~~iv)      for purposes of determining an Interest Period for a Borrowing of ~~Eurodollar~~Term SOFR Rate Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided~~, however~~, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and

(v)      no tenor that has been removed from this definition pursuant to Section 10.2 below shall be available for specification in such Borrowing Request or Notice of Continuation/Conversion.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“KPIs” is defined in Section 1.18 hereof.

“Land Assets” means any real property which is not an Asset Under Development and on which no significant improvements have been constructed; provided, that real property that is adjacent to an Eligible Property but is undeveloped shall not constitute “Land Assets”.

“L/C Issuer” means Bank of Montreal, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 1.3(h) hereof.

“L/C Obligations” means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

“L/C Sublimit” means $~~5,000,000~~15,000,000, as such amount may be reduced pursuant to the terms hereof.

“Lease” means each existing or future lease, sublease, license, or other agreement under the terms of which any Person has or acquires any right to occupy or use any Property of the

Borrower or any Subsidiary, or any part thereof, or interest therein, as the same may be amended, supplemented or modified.

“Legal Requirement” means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

“Lenders” means and includes the Revolving Lenders, the Term Loan Lenders and the Incremental Term Loan Lenders.

“Lending Office” is defined in Section 10.4 hereof.

“Letter of Credit” is defined in Section 1.3(a) hereof.

“~~LIBOR” is defined in Section 1.4(b) hereof.~~

~~“LIBOR Index Rate” is defined in Section 1.4(b) hereof.~~

~~“LIBOR Quoted Rate” is defined in Section 1.4(a) hereof~~Leverage Ratio Increase Period” means, so long as no Default or Event of Default has then occurred and is continuing, a period commencing on, (i) the Fiscal Quarter in which the Borrower notifies Administrative Agent in writing that a Material Acquisition has occurred and ending (ii) on the last day of the third (3rd) full Fiscal Quarter after such Material Acquisition; provided, that (x) there shall not be more than two (2) Leverage Ratio Increase Periods during the term of the Facilities and (y) there shall not be two consecutive Leverage Ratio Increase Periods.

“Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

“Loan” means any Revolving Loan, Swing Loan, Term Loan or Incremental Term Loan, whether outstanding as a Base Rate Loan ~~or Eurodollar~~, Daily Simple SOFR Rate Loan or Term SOFR Rate Loan or otherwise, each of which is a “type” of Loan hereunder.

“Loan Documents” means this Agreement, the Notes (if any), the Applications, the Guaranties, if any, the Collateral Documents, if any, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.  Deposit account agreements, cash management agreements and other documents executed in connection with Funds Transfer and Deposit Account Liability (other than deposit account control agreements, if any) are not Loan Documents hereunder.

“Material Acquisition” means, a simultaneous acquisition of assets with a purchase price of 10% or more of Total Asset Value.

“Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, or financial condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of the Borrower or any Subsidiary to perform its obligations under any Loan Document or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Subsidiary of any Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Subsidiary” means, each Subsidiary that owns an Eligible Property included in the Borrowing Base Value.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereof.

“Mortgages” means, collectively, each mortgage and deed of trust delivered to the Administrative Agent pursuant to Section 8.24(c) hereunder, as the same may be amended, modified, supplemented or restated from time to time.

“MSA” means any major metropolitan area of the United States of America that has a population size that is in the fifty (50) largest metropolitan areas of the United States of America.

“Note” and “Notes” are defined in Section 1.10(d) hereof.

~~“NYFRB” means the Federal Reserve Bank of New York.~~

~~“NYFRB’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.~~

“Obligations” means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, all other payment obligations of the Borrower or any of its Subsidiaries arising under or in relation to any Loan Document and all Hedging Liability, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.  For the avoidance of doubt, Obligations shall not include any Funds Transfer and Deposit Account Liability.

“Occupancy Rate” means for any Property, the percentage of the rentable square footage of such Property occupied by bona fide Tenants of such Property or leased by such Tenants pursuant to bona fide Tenant Leases (including upon Tenant Lease execution but prior to occupancy), in each case, which ~~Tenants~~ (a) with respect to Significant Leases, are not more than 60 days in arrears on base rental or other similar payments due under the Significant Leases and (b) Tenants are not subject to a then continuing Bankruptcy Event, or if subject to a then continuing Bankruptcy Event (i) the trustee in bankruptcy of such tenant shall have accepted and assumed such Lease or the Tenant shall be in compliance with the rental payments described above in clause (a); (ii) to the extent that the Tenant shall have filed and the bankruptcy court shall have approved the Tenant’s plan for reorganization, the Tenant shall be performing its obligations pursuant to the approved plan of reorganization; or (iii) is otherwise reasonably acceptable to the Administrative

Agent.

“OFAC” means the United States Department of Treasury Office of Foreign Assets Control.

“OFAC Event” means the event specified in Section 8.13(c) hereof.

“OFAC Sanctions Programs” means all laws, regulations, and Executive Orders administered by OFAC, including without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation, the Patriot Act), and all economic and trade sanction programs administered by OFAC, any and all similar United States federal laws, regulations or Executive Orders (whether administered by OFAC or otherwise), and any similar laws, regulators or orders adopted by any State within the United States.

~~“Omnibus Amendment and General Reaffirmation Agreement” means that Omnibus Amendment and General Reaffirmation Agreement dated as of the date hereof by and among the Borrower, the Material Subsidiaries, as Guarantors, and the Administrative Agent.~~

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Guaranty Trigger” is defined in Section 8.24(b) hereof.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 1.13 hereof).

“Other Unsecured Indebtedness” means any Unsecured Indebtedness (other than the Obligations) that is pari passu with or structurally senior to the Obligations and is recourse to the Borrower, including, without limitation, the Convertible Senior Notes.

“Ownership Share” means with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.

“Participating Interest” is defined in Section 1.3(e) hereof.

“Participating Lender” is defined in Section 1.3(e) hereof.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

“PBGC” means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

“Percentage” means, for any Lender, its Revolver Percentage, Term Loan Percentage, or Incremental Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis, such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage, Term Loan Percentage or Incremental Term Loan Percentage and expressing such components on a single percentage basis.

~~“Permitted Ground Lease Investments” means a Ground Lease where the Borrower or a Wholly-owned Subsidiary is the lessor under such Ground Lease and which is a Ground Lease (a) of unencumbered land located in a MSA that is owned in fee simple by the Borrower or a Wholly-owned Subsidiary and on which a fully completed building is located (all such improvements to be unencumbered), (b) which may not be transferred, mortgaged or assigned to an alternate lessee without the prior written consent of the lessor and (c) which may be transferred and assigned to an alternate lessor without the consent of the lessee; provided, however, that any Ground Lease may be designated as a Permitted Ground Lease Investment upon written request by the Borrower to the Administrative Agent and written approval of such request by the Required Lenders.  Ground Leases of Land Assets or on which an Asset under Development is located shall not be a Permitted Ground Lease Investment.~~

“Permitted Liens” means each of the following:  (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 8.3; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue or that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, zoning restrictions, rights of way and other encumbrances on title to real property that, in the aggregate, do not materially and adversely affect the value of such property or the use of such property for its present purposes; (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; (f) Liens in favor of the United States of America for amounts paid to the Borrower or any Subsidiary as progress payments under government contracts entered into by it; (g) attachment, judgment and other similar Liens arising in connection with court, reference or arbitration proceedings, provided that the same have been in existence less than twenty (20) days, that the same have been discharged or that execution or enforcement thereof has been stayed pending appeal; (h) the rights of tenants or lessees under leases or subleases not interfering with the ordinary conduct of business of such Person; (i) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the L/C Issuer; (j) Liens in favor of the Borrower or a Guarantor securing obligations owing by a Subsidiary to the Borrower or a Guarantor, which obligations have been subordinated to the obligations owing by the Borrower and the Guarantors under the Loan Documents on terms satisfactory to the Administrative Agent; (k) Liens in existence as of the ~~Sixth~~Eighth Amendment Effective Date and set forth in Schedule 8.7, (l) Liens on Properties that are not Eligible Properties and whose Borrowing Base Values are not included in the calculation of the Borrowing Base and (m) Liens on the Equity Interest in any direct Material Subsidiary securing Other Unsecured Indebtedness (which Other Unsecured Indebtedness will be subtracted under clause (y) of each Borrowing Base calculation), provided, that prior to the grant of any such Lien securing Other Unsecured Indebtedness, the Administrative Agent and the holders of such Other Unsecured Indebtedness have entered into an intercreditor agreement on terms reasonably acceptable to the Administrative Agent.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

“Plan” means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

~~“Pledge Agreement” means a Pledge Agreement dated as of April 20, 2015, among the Borrower and the Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time, related to a pledge of the Equity Interests of each Material Subsidiary to secure the Obligations.~~

“Property” or “Properties” means, as to any Person, all types of real, personal, tangible, intangible or mixed property, including property encumbered ~~by~~ Ground Leases or owned pursuant to Eligible Leasehold Interests, owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP, including any Eligible Property owned by the Borrower or any of its Subsidiaries.

“Property Expenses” means the costs (including, but not limited to, payroll, taxes, assessments, insurance, utilities, landscaping and other similar charges) of operating and maintaining any ~~Eligible~~real Property, which are the responsibility of the Borrower ~~or the applicable Guarantor~~and its Subsidiaries that are not paid directly by the tenant, including without limitation, the Annual Capital Expenditure Reserve and the greater of (a) 3% of rents and (b) actual management fees paid in cash, but excluding depreciation, amortization and interest costs.  The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates shall be included when determining Property Expenses shall be included when determining Property Income of Borrower and its Subsidiaries, subject to the adjustments set forth in this definition

“Property Income” means cash rents (excluding non-cash straight-line rent) and other cash revenues received by the Borrower ~~or a Guarantor~~and its Subsidiaries in the ordinary course for any ~~Eligible Property~~real property, but excluding security deposits and prepaid rent except to the extent applied in satisfaction of tenants’ obligations for rent.  The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates shall be included when determining Property Income of Borrower and its Subsidiaries, subject to the adjustments set forth in this definition.

“Property Net Operating Income” or “Property NOI” means, with respect to any Property for any Rolling Period (without duplication), the aggregate amount of (i) Property Income for such period minus (ii) Property Expenses for such period.  The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates shall be included when determining Property Net Operating Income of Borrower and its Subsidiaries, subject to the adjustments set forth in this definition.

“Property Owner” means the Person who owns fee title interest in and to a Property.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Rating” means the debt rating provided by S&P ~~or~~, Moody’s or Fitch with respect to the unsecured senior long-term non-credit enhanced debt of a Person.

“RCRA” means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§6901 et seq., and any future amendments.

“Recipient” means (a) the Administrative Agent, (b) any Lender, and (c) the L/C Issuer, as applicable.

~~“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the LIBOR Index Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not the LIBOR Index Rate, the time determined by the Administrative Agent in its reasonable discretion.~~

“REIT” means a “real estate investment trust” in accordance with Section 856 et. seq. of the Code.

“Reimbursement Obligation” is defined in Section 1.3(c) hereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Required Lenders” means, as of the date of determination thereof, (i) at any time in which there are only two Lenders, both Lenders and (ii) at any other time, Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute ~~66 2/3% or~~ more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders.

“Required Revolving Lenders” means, as of the date of determination thereof, (i) at any time in which there are only two Revolving Lenders, both Revolving Lenders and (ii) at any other time, Revolving Lenders whose outstanding Revolving Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute ~~66 2/3% or~~ more than 50% of the sum of the total outstanding Revolving Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to the Borrower or any of its Subsidiaries, the chief executive officer, the chief financial officer, chief accounting officer, chief legal officer or the chief operating officer of the Borrower or such Subsidiary.

“Restricted Payments” means dividends on or other distributions in respect of any class or series of Stock, Stock Equivalents or other Equity Interests of the Borrower or its Subsidiaries or the direct or indirect purchase, redemption, acquisition, or retirement of any of the Borrower’s or a Subsidiaries’ Stock, Stock Equivalents or other Equity Interest.

“Retail Mixed-Use Properties” means real property with not less than 20% of gross leasable area occupied by Tenants utilizing such property for retail space.

“Revolver Percentage” means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans, Swing Loans and L/C Obligations then outstanding.

“Revolving Credit” means the credit facility for making Revolving Loans and Swing Loans and issuing Letters of Credit described in Sections 1.1, 1.3 and 1.17 hereof.

“Revolving Credit Availability” means the Borrowing Base minus the outstanding principal amount of Loans and Swing Loans and L/C Obligations.

“Revolving Credit Commitment” means, as to any Revolving Lender, the obligation of such Revolving Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule ~~1~~I attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.  The Borrower and the Revolving Lenders acknowledge and agree that the Revolving Credit Commitments of the Revolving Lenders, in the aggregate, is equal to $~~210,000,000~~300,000,000 on the ~~Seventh~~Eighth Amendment Effective Date.

“Revolving Credit Termination Date” means the earliest of (i) ~~May~~January ~~24~~31, ~~2023~~2027, as such date may be extended pursuant to Section 1.16~~,~~ and (ii) the date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof ~~and (iii) the date on which a mandatory prepayment under Section 1.8(b)(iii) is required to be made~~.

“Revolving Lender” means a lender hereunder with a Revolving Credit Commitment including each assignee Lender pursuant to Section 12.12 hereof.

“Revolving Loan” and “Revolving Loans” are defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan, a Daily Simple SOFR Rate Loan or a ~~Eurodollar~~Term SOFR Rate Loan, each of which is a “type” of Revolving Loan hereunder.

“Revolving Note” and “Revolving Notes” are defined in Section 1.10(d) hereof.

“Rolling Period” means, as of any date, the four Fiscal Quarters ending on or immediately preceding such date.

“S&P” means S&P Global, Inc. or any successor thereof.

~~“Second Amendment Effective Date” means May 24, 2019.~~

“Secured Indebtedness” means all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, that is secured by a Lien, other than the Obligations.  The Borrower’s Ownership Share of Secured Indebtedness held by Unconsolidated Affiliates shall be included when determining Secured Indebtedness of Borrower and its Subsidiaries.

“Secured Recourse Indebtedness” means Secured Indebtedness for which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar exceptions to recourse liability) is to Borrower or any Guarantor, other than the Obligations.

“Seventh Amendment Effective Date” means November 5, 2021.

~~“Seventh Amendment Effective Date Properties” means collectively the Properties listed on Schedule 1.1 and “Seventh Amendment Effective Date Property” means any of such Properties.~~

“Significant Lease” means, as to any particular Property, each Lease which constitutes 20% or more of all base rent revenue of such Property.

“Sixth Amendment Effective Date” means March 10, 2021.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Stock” means shares of capital stock, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock.

“Stock Equivalents” means all securities (other than Stock) convertible into or exchangeable for Stock at the option of the holder, and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

“Subsidiary” means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization.  Unless otherwise expressly noted herein, the term “Subsidiary” means a Subsidiary of the Borrower or of any of its direct or indirect Subsidiaries.

“Sustainability Structuring Agent” means BMO Capital Markets Corp., acting in its capacity as sustainability agent.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Sweep to Loan Arrangement” means a cash management arrangement established by the Borrower with the Swing Line Lender or an Affiliate of the Swing Line Lender, as depositary (in such capacity, the “Sweep Depositary”), pursuant to which the Swing Line Lender is authorized (a) to make advances of Swing Loans hereunder, the proceeds of which are deposited by the Swing

Line Lender into a designated account of the Borrower maintained at the Sweep Depositary, and (b) to accept as prepayments of the Swing Loans hereunder proceeds of excess targeted balances held in such designated account at the Sweep Depositary, which cash management arrangement is subject to such agreement(s) and on such terms acceptable to the Sweep Depositary and the Swing Line Lender.

“Swing Line” means the credit facility for making one or more Swing Loans described in Section 1.17 hereof.

“Swing Line Lender” means Bank of Montreal, acting in its capacity as the Lender of Swing Loans hereunder, or any successor Lender acting in such capacity appointed pursuant to Section 12.12 hereof.

“Swing Line Sublimit” means $~~5,000,000.00~~15,000,000.00, as reduced pursuant to the terms hereof.

“Swing Loan” and “Swing Loans” each is defined in Section 1.17 hereof.

“Swing Note” is defined in Section 1.10(d) hereof.

“Tangible Net Worth” means for each applicable period, total shareholder’s equity on the Borrower’s consolidated balance sheet as reported in its Form 10-K or 10-Q for such period, plus (i) accumulated depreciation and amortization and (ii) unrealized losses related to marketable securities, minus, to the extent included when determining stockholders’ equity, (x) all unrealized gains related to marketable securities and (y) all amounts appearing on the assets side of the Borrower’s consolidated balance sheet representing an intangible asset under GAAP (other than lease intangibles, net of lease liabilities) net of all amounts appearing on the liabilities side of its consolidated balance sheet representing an intangible liability under GAAP, in each case as determined on a consolidated basis in accordance with GAAP.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including back up withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant” means any Person leasing, subleasing or otherwise occupying any portion of a Property under a Lease or other occupancy agreement with the Borrower or a Subsidiary that is the direct owner or lessor of such Property.

“Term Credit” means the credit facility for the Term Loans described in Section 1.2(a) hereof.

“Term Loan Lenders” means each Lender hereunder with a Term Loan Commitment or holding a Term Loan, including each assignee Lender pursuant to Section 12.12 hereof.

“Term Loan” means the 2026 Term Loans, the 2027 Term ~~Loan~~Loans, the 2028 Term Loans and any other Incremental Term Loans made pursuant to Section 1.15 hereof and each includes a Base Rate Loan, a Daily Simple SOFR Rate Loan or a ~~Eurodollar~~Term SOFR Rate Loan, each of which is a “type” of Term Loan hereunder.

“Term Loan Commitment” means, as to any Lender, the 2026 Term Loan Commitment, the 2027 Term Loan Commitment, the 2028 Term Loan Commitment and any other Incremental Term Loan Commitment made pursuant to Section 1.15 hereof.

“Term Loan Maturity Date” means the earlier of (i) (x) for the 2026 Term Loans, March 10, 2026 ~~and~~, (y) for the 2027 Term Loans, January 31, 2027, and (z) for the 2028 Term Loans, January 31, 2028, and (ii) the date on which the principal amount of the Term Loans has been declared or automatically has become due and payable (whether by acceleration or otherwise).

“Term Loan Percentage” means for each Term Loan Lender, the percentage of the Term Loan Commitments represented by such Term Loan Lender’s Term Loan Commitment, or if the Term Loan Commitments have been terminated or have expired, the percentage held by such Term Loan Lender of the aggregate amount of all Term Loans then outstanding.

“~~Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement entered into as of November 26, 2019, among Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent~~

~~“Third Amendment Effective Date” means the later of (i) November 26, 2019 and (ii) the date on which all conditions set forth in Section 3 of the Third Amendment are satisfied.~~Term SOFR” means, for the applicable tenor, the Term SOFR Reference Rate on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (a) in the case of Term SOFR Rate Loans, the first day of such applicable Interest Period, or (b) with respect to Base Rate, such day of determination of the Base Rate, in each case as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day, provided, that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Rate Loan” means a Loan bearing interest at a rate based on Adjusted Term

SOFR (other than pursuant to clause (c) of the definition of Base Rate).

“Term SOFR Reference Rate” means the per annum forward-looking term rate based on SOFR.

“Total Asset Value” means, as of the end of any Rolling Period, an amount equal to the sum of (a) for all Properties owned by the Borrower and its Subsidiaries for more than twelve (12) months, the quotient of (i) the Property NOI from such Properties divided by (ii) the Capitalization Rate, plus (b) for all Properties owned by the Borrower and its Subsidiaries for twelve (12) months or less, the ~~lesser of (i) the~~undepreciated book value (as defined in GAAP) of any such property ~~or (ii), the value of any such Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters~~, plus (c) the aggregate book value of all unimproved land holdings, land-related assets, mortgage or mezzanine loans, notes receivable and/or construction in progress owned by the Borrower and its Subsidiaries plus (d) cash, cash equivalents and marketable securities owned by the Borrower and its Subsidiaries that are not then being held in or subject to escrow in connection with funding commitments of the Borrower or such Subsidiary.  Other than with respect to assets of the type described in the immediately preceding clause (d), the Borrower’s or Subsidiaries’ Ownership Share of any Properties held by Unconsolidated Affiliates shall be included when determining Total Asset Value of Borrower and its Subsidiaries, subject to the adjustments set forth in this definition.  For purposes of determining Total Asset Value: (u) to the extent the amount of Total Asset Value attributable to non-Wholly Owned Subsidiaries and Unconsolidated Affiliates would exceed 15% of Total Asset Value, such excess shall be excluded; (v) to the extent the amount of Total Asset Value attributable to Assets Under Development would exceed 10% of Total Asset Value, such excess shall be excluded; (w) to the extent the amount of Total Asset Value attributable to mortgages, deeds of trust, deeds to secure debt or similar instruments that are a lien upon Property, mezzanine loans and notes receivable would exceed 15% of Total Asset Value, such excess shall be excluded; (x) to the extent the amount of Total Asset Value attributable to Land Assets and Land Assets contributed to joint ventures would exceed 10% of Total Asset Value, such excess shall be excluded, (y) to the extent the amount of Total Asset Value attributable to Eligible Leasehold Interests would exceed 15% of Total Asset Value, such excess shall be excluded and (z) to the extent the amount of Total Asset Value attributable to the items outlined in clauses (u), (v), (w), (x) and (y) of this sentence would exceed 30% of Total Asset Value, such excess shall be excluded.

“Total Indebtedness” means, as of a given date, all liabilities of the Borrower and its Subsidiaries which would, in conformity with GAAP, be properly classified as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date, excluding any amounts categorized as accrued expenses, accrued dividends, deposits held, deferred revenues, minority interests and other liabilities not directly associated with the borrowing of money.  The Borrower’s Ownership Share of Total Indebtedness held by Unconsolidated Affiliates shall be included when determining Total Indebtedness of Borrower and its Subsidiaries.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

“Unconsolidated Affiliate” means with respect to any Person, any other Person in whom such Person holds an investment, which investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unsecured Indebtedness” means Total Indebtedness minus Secured Indebtedness, provided, that so long as an Other Guaranty Trigger has not occurred, the calculation of Unsecured Indebtedness shall not include Convertible Senior Notes.

“Unsecured Interest Expense” means, with respect to a Person, for any Rolling Period (without duplication), the aggregate amount of Interest Expense attributable to Unsecured Indebtedness during such Rolling Period calculated at an implied rate equal to the greatest of (i) Adjusted Term SOFR for an Interest Period of one (1) month as of the last day of such Rolling Period plus the Applicable Margin, (ii) 5.75% and (ii) the 10-year treasury rate on the last day of such period plus 1.75%.

“Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

“U.S. Dollars” and “$” each means the lawful currency of the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Voting Stock” of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

“Welfare Plan” means a “welfare plan” as defined in Section 3(1) of ERISA.

“Wholly-owned Subsidiary” means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 5.2.     Interpretation.  The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined.  The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided.  Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.  Whenever reference is made to the Borrower’s knowledge or awareness, or a similar qualification, knowledge or awareness means the actual knowledge of the Borrower’s Responsible Officers.

Section 5.3.      Change in Accounting Principles.  If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by written notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrower and its Subsidiaries shall be the same as if such change had not been made.  No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles.  Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles.  Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

Section 5.4.      Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division (whether under Delaware law or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

Section 5.5.      Interest Rates.  The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 6.        REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants to the Administrative Agent, the Lenders, and the L/C Issuer as follows:

Section 6.1.      Organization and Qualification.  The Borrower is duly organized, validly existing, and in good standing as a corporation under the laws of the State of Maryland.  The Borrower has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.

Section 6.2.      Subsidiaries.  Each Subsidiary is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.  Schedule 6.2 hereto identifies each Subsidiary as of the date hereof and as updated from time to time as provided in Section 8.5(l), the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding.  All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.2 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens (other than Permitted Liens).  There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

Section 6.3.      Authority and Validity of Obligations.  The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for~~, to grant to the Administrative Agent the Liens described in the Collateral Documents from time to time executed by the Borrower~~ and to perform all of its obligations hereunder and under the other Loan Documents executed by it.  Each Material Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, ~~to grant to the Administrative Agent the Liens described in the Collateral Documents from time to time executed by such Material Subsidiary~~ and to perform all of its obligations under the Loan Documents executed by it.  The Loan Documents delivered by the Borrower and its Material Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of the Borrower and its Material Subsidiaries enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of the Borrower or any Material Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the

Borrower or any Material Subsidiary or any of their Property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property of the Borrower or any Material Subsidiary (other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the L/C Issuer).

Section 6.4.      Use of Proceeds; Margin Stock.  The Borrower shall use the proceeds of the Term Loans, Incremental Term Loans or Revolving Credit for its general corporate purposes, to refinance existing indebtedness, finance capital expenditures, real estate related investments (including investments permitted pursuant to Section 8.8 hereof), working capital and stock buybacks and for such other legal and proper purposes as are consistent with all applicable laws.  Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock (except for such stock repurchases as permitted hereunder) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.  Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

Section 6.5.      Financial Reports.   The consolidated balance sheet of the Borrower and its Subsidiaries as of ~~December~~June ~~31~~30, ~~2020~~2022, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which consolidated financial statements are accompanied by the unqualified audit report of independent public accountants, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at said date and the consolidated results of their operations and cash flows for the period then ended in conformity with GAAP applied on a consistent basis.  None of the Borrower or any Subsidiary has contingent liabilities which are material to it and are required to be set forth in its consolidated financial statements or notes thereto in accordance with GAAP other than as indicated on such consolidated financial statements and notes thereto, including with respect to future periods, on the consolidated financial statements furnished pursuant to Section 8.5 hereof.

Section 6.6.      No Material Adverse Effect.  Except as set forth on Schedule 6.6, since ~~December 31, 2020~~the date of delivery of the most recent financial statements delivered to the Administrative Agent pursuant to Section 8.5(c), there has been no change in the financial condition or business of the Borrower or any Subsidiary except those occurring in the ordinary course of business, none of which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 6.7.      Full Disclosure.  The statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements (known by Borrower to be untrue) of a material fact known to Borrower or omit a material fact necessary to make the material statements contained herein or therein, in light of the circumstances under which they were made, not misleading, the Administrative Agent and the Lenders acknowledging that (a) as to any projections or forward looking information furnished to the Administrative Agent and the Lenders, the Borrower only represents that the same were prepared on the basis of information and estimates the Borrower believed to be reasonable and (b) the financial information provided to the Administrative Agent and the Lenders is governed by Section 6.5 hereof.  As of the Eighth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

Section 6.8.     Trademarks, Franchises, and Licenses.  To Borrower’s knowledge, the Borrower and its Subsidiaries own, possess, or have the right to use all patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information necessary to conduct their businesses substantially as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, which conflict could reasonably be expected to have a Material Adverse Effect.

Section 6.9.      Governmental Authority and Licensing.  The Borrower and its Subsidiaries have received all licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect.  No investigation or proceeding, which could reasonably be expected to result in revocation or denial of any license, permit or approval and could reasonably be expected to have a Material Adverse Effect, is pending or, to the knowledge of the Borrower, threatened.

Section 6.10.     Good Title.  The Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to their material assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.7 hereof.

Section 6.11.     Litigation and Other Controversies.  Except as set forth on Schedule 6.11, there is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary or any of their Property which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 6.12.      Taxes.  All material tax returns required to be filed by the Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon the Borrower or any Subsidiary or upon any of its Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided.  The Borrower has not received written notice of any proposed additional tax assessment against the Borrower or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts.  Adequate provisions in accordance with GAAP for taxes on the books of the Borrower and each Subsidiary have been made for all open years, and for its current fiscal period.

Section 6.13.     Approvals.  ~~Except those already received and filings which are necessary to perfect the security interests under the Collateral Documents, no~~No authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Guarantor of any Loan Document.

Section 6.14.      Affiliate Transactions.  Except as permitted by Section 8.14 hereof, none of the Borrower or any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

Section 6.15.      Investment Company.  None of the Borrower or any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 6.16.     ERISA.  The Borrower and each other member of their Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.  None of the Borrower or any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

Section 6.17.      Compliance with Laws.  (a) The Borrower and its Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)     Without limiting the representations and warranties set forth in Section 6.17(a) above, except for such matters individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, the Borrower represents and warrants that, except as set forth in Schedule 6.17:  (i) the Borrower and its Subsidiaries, and each of the Properties, comply in all material respects with all applicable Environmental Laws; (ii) the Borrower and its Subsidiaries have obtained all governmental approvals required for their operations and each of the Properties by any applicable Environmental Law; (iii) the Borrower and its Subsidiaries have not, and the Borrower has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of the Properties in any material quantity and, to the knowledge of the Borrower, none of the Properties are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of the Properties, to the Borrower’s knowledge, contain or have contained any:  (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) the Borrower and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of the Properties; (vi) other than in compliance with applicable law in all material respects the Borrower and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Borrower and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving the Borrower or any Subsidiary or any of the Properties, and there are no conditions or occurrences at any of the Properties which could reasonably be anticipated to form the basis for an Environmental Claim against the Borrower or any Subsidiary or such Properties; (viii) none of the Properties are subject to any, and the Borrower has no knowledge of any imminent restriction on the ownership, occupancy, use or transferability of the Properties in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material, which would affect the lawful use of any such Property as currently used; and (ix) there are no conditions or circumstances at any of the Properties which pose an unreasonable risk to the environment or the health or safety of Persons.  Promptly after the reasonable request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a Phase I Environmental Report in form and substance acceptable to the Administrative Agent from an environmental firm acceptable to the Administrative Agent with respect to any (y) Eligible Property specified by the Administrative Agent that has an environmental issue that would materially affect the value or use of such Eligible Property and (z) Property that is not an Eligible Property if the environmental issues associated with such Property could reasonably be expected to have a Material Adverse Effect and, if such Phase I Environmental Report indicates any environmental issues, a Phase II Environmental Report; provided that the Administrative Agent shall be entitled to make only one (1) such request per Property during the term of this Agreement unless an Event of Default has occurred and is continuing.

(c)     The Borrower and each of its Subsidiaries is in material compliance with all Anti-Corruption Laws.  The Borrower and each of its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by such Person, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.  Neither Borrower nor any Subsidiary has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Borrower or such Subsidiary or to any other Person, in violation of any Anti-Corruption Laws.

Section 6.18.      OFAC.  (a) The Borrower is in compliance, in all material respects, with the requirements of all OFAC Sanctions Programs applicable to it, (b) each Subsidiary of the Borrower is in compliance, in all material respects, with the requirements of all OFAC Sanctions Programs applicable to such Subsidiary, (c) the Borrower has provided to the Administrative Agent, the L/C Issuer, and the Lenders all information regarding the Borrower and its Affiliates and Subsidiaries necessary for the Administrative Agent, the L/C Issuer, and the Lenders to comply with all applicable OFAC Sanctions Programs, and (d) neither the Borrower nor any of its Affiliates or Subsidiaries nor, to the knowledge of Borrower, any officer, director or Affiliate of any such Person or any of its Subsidiaries, is a person, that is, or is owned or controlled by Persons that are (i) the target of any OFAC Sanctions Programs or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of any OFAC Sanctions Programs.

Section 6.19.      Other Agreements.  Neither the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default could reasonably be expected to have a Material Adverse Effect.  Neither the Borrower nor any Subsidiary shall enter into an amendment or modification of any contract or agreement which could, in the Responsible Officer’s business judgment, reasonably be expected to have a Material Adverse Effect.

Section 6.20.     Solvency.  The Borrower and its Subsidiaries are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.

Section 6.21.      No Default.  No Default or Event of Default has occurred and is continuing.

Section 6.22.     No Broker Fees.  No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated thereby with respect to any broker or finder claim for which the Borrower is responsible; and the Borrower hereby agrees to indemnify the Administrative Agent and the Lenders against, and agrees that it will hold the Administrative Agent and the Lenders harmless from, any such claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred by the Borrower in connection herewith or therewith and any expenses (including reasonable attorneys’ fees) arising in connection with any such claim, demand, or liability.

Section 6.23.      Condition of Property; Casualties; Condemnation.  Each Property owned by the Borrower and each Subsidiary, in all material respects (a) is in good repair, working order and condition, normal wear and tear excepted, (b) is free of material structural defects, (c) is not subject to material deferred maintenance, (d) has and will have all building systems contained therein in good repair, working order and condition, normal wear and tear excepted and (e) is not located in a flood plain or flood hazard area, or if located in a flood plain or flood hazard area is covered by full replacement cost flood insurance.  None of the Properties owned by the Borrower or any Subsidiary is currently materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy which is not in the process of being repaired.  No condemnation or other like proceedings that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor threatened against any Property owned by it in any manner whatsoever.  No casualty has occurred to any such Property that could reasonably be expected to have a Material Adverse Effect.  Promptly after the reasonable request of the Administrative Agent, the Borrower shall deliver a current property condition report in form and substance acceptable to Administrative Agent from an independent engineering or architectural firm acceptable to Administrative Agent with respect to any (i) Eligible Property specified by Administrative Agent that has a material maintenance or structural issue that would materially affect the value or use of such Eligible Property and (ii) Property that is not an Eligible Property that has a material maintenance or structural issue associated with such Property that could reasonably be expected to have a Material Adverse Effect; provided that the Administrative Agent shall be entitled to make only one (1) such request with respect to each Property during the term of this Agreement unless an Event of Default has occurred and is continuing.

Section 6.24.      Legal Requirements and Zoning.  To Borrower’s knowledge, the use and operation of each Property owned by the Borrower and its Subsidiaries constitutes a legal use (including legally nonconforming use) under applicable zoning regulations (as the same may be modified by special use permits or the granting of variances) and complies in all material respects with all Legal Requirements, and does not violate in any material respect any approvals, restrictions of record or any material agreement affecting any such Property (or any portion thereof).

Section 6.25.     No Defaults; Landlord is in Compliance with Leases.  The Borrower and each Subsidiary shall at all times maintain accurate and complete records of each Significant Lease.  Except as disclosed to the Administrative Agent in writing in accordance with Section 8.5(l) hereof, none of the tenants under Significant Leases on Properties owned by the Borrower, Material Subsidiaries or any other Subsidiary of the Borrower are in default for a period in excess of sixty (60) days on the monthly contractual rent payments.

Section 6.26.     EEA Financial Institution.  Neither Borrower nor any Subsidiary is an EEA Financial Institution.

Section 6.27.      REIT Status.  The Borrower (a) will elect to be taxed as a REIT beginning with its taxable year ending December 31, 2020, upon the filing of its federal income tax return for such year and will continue to operate in a manner so as to qualify as a REIT, and (b) will not revoke its election to be taxed as a REIT.

SECTION 7.        CONDITIONS PRECEDENT.

Section 7.1.      All Credit Events.  At the time of each Credit Event hereunder:

(a)       each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of said time, except to the extent the same expressly relate to an earlier date (in which case, the same shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of such earlier date);

(b)     no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event and, after giving effect to such Credit Event, the Revolving Credit Availability as then determined and computed shall be no less than $0;

(c)       in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 1.6 hereof, in the case of the issuance of any Letter of Credit, the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1(b) hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer together with fees called for by Section 2.1(b) hereof; and

(d)      such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent, the L/C Issuer or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect~~; and~~

~~(e)       no Change of Control shall have occurred as a result of (i) the termination set forth in clause (c) of the definition “Change of Control” and (ii) the Borrower’s failure to cure such Change of Control by appointing a replacement chief executive officer of the Borrower reasonably acceptable to the Administrative Agent within four (4) months~~.

Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), inclusive, of this Section 7.1; provided, however, that the Lenders may continue to make advances under the Revolving Credit, in the sole discretion of the Lenders with Revolving Credit Commitments, notwithstanding the failure of the Borrower to satisfy one or more of the conditions set forth above and any such advances so made shall not be deemed a waiver of any Default or Event of Default or other condition set forth above that may then exist.

Section 7.2.      Initial Credit Event.  Before or concurrently with the initial Credit Event:

(a)       the Administrative Agent shall have received this Agreement duly executed by the Borrower, the Material Subsidiaries, as Guarantors, and the Lenders ~~and the Omnibus Amendment and General Reaffirmation Agreement duly executed by the Borrower and the Material Subsidiaries, as Guarantors~~.

(b)      if requested by any Lender, the Administrative Agent shall have received for such Lender such Lender’s duly executed Note of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.10 hereof;

(c)       the Administrative Agent shall have received copies of the Borrower’s and each Material Subsidiary’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

(d)      the Administrative Agent shall have received copies of resolutions of the Borrower’s and each Material Subsidiary’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s and each Material Subsidiary’s behalf, all certified in each instance by its Secretary or Assistant Secretary or other Authorized Representative;

(e)       the Administrative Agent shall have received copies of the certificates of good standing for the Borrower and each Material Subsidiary (dated no earlier than forty-five (45) days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is required to the qualified to do business as a foreign corporation or organization under Sections 6.1 or 6.2;

(f)      the Administrative Agent shall have received a list of the Borrower’s Authorized Representatives;

(g)      the Administrative Agent shall have received the initial fees called for by Section 2.1 hereof;

(h)      the capital and organizational structure of the Borrower and its Subsidiaries shall be reasonably satisfactory to the Administrative Agent;

(i)      the Administrative Agent shall have received a Closing Date Borrowing Base Certificate;

(j)      the Administrative Agent shall have received financing statement, tax, and judgment lien search results against ~~each Eligible Property of~~ the Borrower ~~and each Material Subsidiary~~ evidencing the absence of Liens on its Property except as Permitted Liens or as otherwise permitted by Section 8.8 hereof;

(k)      the Administrative Agent shall have received a written opinion of counsel to the Borrower and each Material Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent;

(l)      the Administrative Agent shall have received a fully executed Internal Revenue Service Form W-9 for the Borrower; and the Administrative Agent and the Borrower shall have received the Internal Revenue Service Forms and any applicable attachments required by Section 12.1(b);

(m)      the Administrative Agent shall have received such other agreements,

instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request;

(n)      the Administrative Agent and any Lender shall have received any information or materials reasonably required by the Administrative Agent or such Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with (i) the Patriot Act and (ii) any applicable “know your customer” or similar rules and regulations;

(o)      the Administrative Agent shall have received pay-off and lien release letters (except with respect to any Permitted Liens) from secured creditors of the Borrower and each Subsidiary setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of the Borrower or any Subsidiary) and containing an undertaking to cause to be delivered to the Administrative Agent UCC termination statements and any other lien release instruments necessary to release their Liens on the assets of the Borrower and each Subsidiary, which pay-off and lien release letters shall be in form and substance reasonably acceptable to the Administrative Agent; and

(p)      the secured creditors of the Borrower and each Subsidiary shall have deposited in escrow UCC termination statements and other lien release instruments necessary to release their Liens (other than Permitted Liens) on the assets of the Borrower and each Subsidiary~~; and~~

~~(q)      the Borrower shall have delivered (a) either (i) original stock certificates or other similar instruments representing all of the issued and outstanding shares of capital stock or other equity interests in each Material Subsidiary, together with stock powers or other instruments of transfer executed in blank, or (ii) if the Equity Interests are uncertificated, an acknowledgement of collateral assignment in form and substance acceptable to the Administrative Agent duly executed by the issuer of the Equity Interest and (b) UCC financing statements with respect to the pledged Equity Interests to be filed against the Borrower, as debtor, in favor of the Administrative Agent, as secured party~~.

Section 7.3.      Eligible Property Additions and Deletions to the Borrowing Base.  The Borrower represents and warrants to the Lenders and the Administrative Agent that Schedule 1.1 sets forth each of the Eligible Properties as of the ~~Seventh~~Eighth Amendment Effective Date and that the information provided on Schedule 1.1 is true and correct in all material respects.

Upon not less than ten (10) Business Days prior written notice from the Borrower to the Administrative Agent, the Borrower can designate that a Property be added (subject to the other requirements for a Property qualifying as an Eligible Property) or deleted as an Eligible Property included in calculating the Borrowing Base.  Such notice shall be accompanied by a Borrowing Base Certificate setting forth the components of the Borrowing Base as of the addition or deletion of the designated Property as an Eligible Property, and with respect to a deletion, Borrower’s certification in such detail as reasonably required by the Administrative Agent that no Default or Event of Default exists under this Agreement and such deletion shall not (A) cause the Eligible

Properties to violate the Borrowing Base Requirements, (B) cause a Default, or (C) cause or result in the Borrower failing to comply with any of the financial covenants contained in Section 8.20 hereof.  Each addition with respect to Eligible Properties shall be an Eligible Property in a minimum amount equal to $500,000 Borrowing Base Value or $500,000 Debt Service Coverage Amount, or shall be comprised of more than one qualifying Eligible Properties that in the aggregate have a minimum amount equal to $1,000,000 Borrowing Base Value or $1,000,000 Debt Service Coverage Amount, and all such additions shall be subject to reasonable approval by the Administrative Agent.

If no Default exists at the time of any deletion of a Property from qualifying as an Eligible Property included in calculating the Borrowing Base, any Material Subsidiary which owned such Property, but that does not otherwise own any other Eligible Property, shall be released from its obligations under its Guaranty.

SECTION 8.        COVENANTS.

The Borrower agrees that, so long as any credit is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is cured or waived in writing pursuant to the terms of Section 12.13 hereof:

Section 8.1.     Maintenance of Existence.  (i) The Borrower shall, and shall cause each Guarantor to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof and where failure to preserve and maintain its existence could not reasonably be expected to have a Material Adverse Effect.  The Borrower shall, and shall cause each Guarantor to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business except where such failure to preserve and keep in force and effect could not reasonably be expected to have a Material Adverse Effect.

(ii)      (a) At least one class of common stock of the Borrower shall at all times be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market and (b) the Borrower shall timely file all reports required to be filed by it with the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market, as applicable, and the Securities and Exchange Commission, unless such failure to timely file could not reasonably be expected to have a Material Adverse Effect.

Section 8.2.      Maintenance of Properties, Agreements.  The Borrower and each Guarantor shall cause each of its tenants to maintain, preserve, and keep all of the Borrower’s and each Guarantor’s Property in working condition and order (ordinary wear and tear excepted) in all material respects, and Borrower and each Guarantor shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments to its Property so that it shall at all times be fully preserved and maintained in all material respects.  The Borrower shall, and shall cause each Subsidiary to, keep in full force and effect all material contracts and agreements (except any terminations in accordance with the terms therein or approved by the Board of Directors of the Borrower in its business judgment or due to any breach by the other party thereto) and shall not modify or amend any material contract or agreement that would cause a Material Adverse

Effect.

Section 8.3.      Taxes and Assessments.  The Borrower and each Guarantor shall, or shall cause its tenants to, duly pay and discharge all taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

Section 8.4.      Insurance.  Except where the Tenant of a Property shall maintain insurance pursuant to the terms of its Lease, the Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with good and responsible insurance companies all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including, without limitation, business interruption, employers’ and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses.  The Borrower shall, upon the reasonable request of the Administrative Agent, furnish to the Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section 8.4.  ~~The Borrower and each Material Subsidiary shall maintain insurance on the Collateral to the extent required by the Collateral Documents.~~  After the occurrence of ~~an~~a Collateral Trigger Event, such policies of insurance shall contain satisfactory mortgagee/lender’s loss payable endorsements~~, naming the Administrative Agent (or its security trustee) as mortgagee or lender loss payee, assignee or additional insured, as appropriate, as its interest may appear, and~~ showing only such ~~other~~ loss payees, assignees and additional insureds as are satisfactory to the Administrative Agent.   After the occurrence of ~~an~~a Collateral Trigger Event, each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days’ (or ten (10) days’ in the case of nonpayment of insurance premiums) prior written notice to the Administrative Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of any Material Subsidiary or Tenant, or the owner of the premises or Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy.

Section 8.5.     Financial Reports.  The Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Administrative Agent, each Lender, the L/C Issuer and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to the Administrative Agent for distribution to the Lenders, and L/C Issuer:

(a)       as soon as available, and in any event no later than ninety (90) days after the last day each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion of independent public accountants of recognized national standing, selected by the Borrower and reasonably satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

(b)      within the period provided in subsection (a) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

(c)       as soon as available, and in any event no later than forty-five (45) days after the last day of each fiscal quarter of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the last day of such fiscal quarter and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer, chief accounting officer or another officer of the Borrower reasonably acceptable to the Administrative Agent;

(d)      as soon as available, and in any event within forty-five (45) days after the last day of each Fiscal Quarter (or ninety (90) days after the last day of each Fiscal Year) a Borrowing Base Certificate showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of such fiscal quarter, prepared by the Borrower and certified to by its chief financial officer, chief accounting officer or another officer of the Borrower acceptable to the Administrative Agent;

(e)       with each of the financial statements delivered pursuant to subsections (a) and (b) above, a Compliance Certificate (“Compliance Certificate”) in the form attached hereto as Exhibit E signed by the chief financial officer ~~of the Borrower~~, chief accounting officer or another officer of the Borrower reasonably acceptable to the Administrative Agent to the effect that to the best of such officer’s knowledge and belief no Default or

Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same.  Such certificate shall also set forth the calculations supporting such statements in respect of Section 8.20 hereof;

(f)      promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of the Borrower’s or any Subsidiary’s operations and financial affairs given to it by its independent public accountants;

(g)      promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders or other equity holders, and upon written request from the Administrative Agent, copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q and Form 8-K reports) filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

(h)      promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of the Borrower or any Subsidiary or of notice of any material noncompliance with any applicable law, regulation or guideline relating to the Borrower or any Subsidiary, or its business;

(i)      reserved;

(j)      notice of any Change of Control;

(k)      promptly after knowledge thereof shall have come to the attention of any Responsible Officer of the Borrower, written notice of (i) any threatened (in writing) or pending litigation or governmental or arbitration proceeding or labor controversy against the Borrower or any Subsidiary or any of their Property which could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any matter which could reasonably be expected to have a Material Adverse Effect ~~or~~, (iii) the occurrence of any Default or Event of Default hereunder or (iv) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification;

(l)      within forty-five (45) days of the end of each of the first three (3) fiscal quarters and within ninety (90) days after the close of the last fiscal quarter of the year (i) a list of all newly formed or acquired Subsidiaries during such quarter (such list shall contain the information relative to such new Subsidiaries as set forth in Schedule 6.2 hereto); (ii) a list of newly executed Significant Leases during such quarter; (iii) a copy of any notice of a material default or any other material notice (including without limitation property condition reviews) received by the Borrower or any Guarantor from any ground lessor under a Significant Lease during such quarter and (iv) a schedule showing for such quarter (A) any Significant Lease that was or is continuing to be in default with respect to monthly contractual rent payments in excess of sixty (60) days;

(m)      promptly after knowledge thereof shall have come to the attention of any Responsible Officer of the Borrower, written notice to each Lender if amounts payable under a Significant Lease ~~of any Eligible Property~~ or portion thereof included in the Borrowing Base Value is more than sixty (60) days past due; and

(n)      promptly after the request of any Lender, any other information or report reasonably requested by a Lender.

provided, however, to the extent such items set forth above are filed with the Securities and Exchange Commission or otherwise are publicly available, the Borrower shall be deemed to have satisfied this covenant once it provides notice to the Administrative Agent of such availability.

Section 8.6.     Inspection.  The Borrower shall, and shall cause each Subsidiary to, permit the Administrative Agent, each Lender, the L/C Issuer and each of their duly authorized representatives and agents during normal business hours to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records (which shall be subject to the confidentiality requirements of Section 12.25 hereof), and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees (in the presence of a Responsible Officer) and independent public accountants (and by this provision the Borrower hereby authorizes such accountants with the Borrower present to discuss with the Administrative Agent, such Lenders, and L/C Issuer the finances and affairs of the Borrower and its Subsidiaries) at such reasonable times and intervals as the Administrative Agent or any such Lender or L/C Issuer may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to the Borrower.  The Administrative Agent, Lenders and L/C Issuer shall use reasonable efforts to coordinate inspections undertaken in accordance with this Section 8.6 to reduce the administrative burden of such inspections on the Borrower and their Subsidiaries.

Section 8.7.      Liens.  The Borrower shall not, nor shall it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent any Permitted Liens.

Section 8.8.      Investments, Acquisitions, Loans and Advances.  The Borrower shall not, nor shall it permit any Subsidiary to (i) directly or indirectly, make, retain or have outstanding any investments (whether through the purchase of stock or obligations or otherwise) in any Person, real property or improvements on real property, or any loans, advances, lines of credit, mortgage loans or other financings (including pursuant to sale/leaseback transactions) to any other Person, or (ii) acquire any real property, improvements on real property or all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent, with respect to the Borrower or any Subsidiary, any of the following:

(a)       investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one (1) year of the date of issuance thereof;

(b)      investments in commercial paper with a Rating of at least P-1 by Moody’s and at least A-1 by S&P maturing within one (1) year of the date of issuance thereof;

(c)       interest bearing assets or investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one (1) year or less;

(d)      investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

(e)       investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;

(f)      (i) investments in (x) corporate debt issued by any real estate company or real estate investment trust, (y) Stock or Stock Equivalents issued by any real estate company or real estate investment trust, so long as in each case the real estate company or real estate investment trust is listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market or (z) Stock issued by Alpine; or (ii) investments in Stock Equivalents issued by Alpine or its operating partnership;

(g)      the Borrower’s investments from time to time in its Subsidiaries, and investments made from time to time by a Subsidiary in one or more of its Subsidiaries;

(h)      intercompany advances made from time to time among the Borrower and its Subsidiaries in the ordinary course of business to finance working capital needs; and

(i)      investments from time to time in individual Properties, including Eligible Properties and Eligible Leasehold Interests, or in entities which own such individual Properties including Eligible Properties and ~~Permitted Ground Lease Investments~~Eligible Leasehold Interests, provided that such investment does not cause a breach of the financial covenants set forth in Section 8.20 hereof~~;~~.

~~(j)      cash investments in joint ventures in an amount not to exceed in the aggregate at any one time outstanding 10% of the Total Asset Value of the Borrower and its Subsidiaries at such time;~~

~~(k)      investments in Assets Under Development in an amount not to exceed in the aggregate at any one time outstanding 7.5% of the Total Asset Value of the Borrower~~

~~and its Subsidiaries at such time;~~

~~(l)      mortgages, deeds of trust, deeds to secure debt or similar instruments that are a lien upon Property, mezzanine loans and notes receivable directly or indirectly secured by or related to Property and are in an amount not to exceed in the aggregate at any one time outstanding 25% of the Total Asset Value of the Borrower and to Subsidiaries at such time;~~

~~(m)      investments in Ground Leases, other than Permitted Ground Lease Investments, in an amount not to exceed in the aggregate at any one time outstanding 20% of the Total Asset Value of the Borrower and its Subsidiaries at such time;~~

~~(n)      repurchases (including tender offers (e.g. Dutch or modified Dutch tender offers)) of Borrower’s stock or other publicly traded securities; and~~

~~(o)      investments in Land Assets and Land Assets contributed to joint ventures not to exceed in the aggregate at any one time outstanding 10% of Total Asset Value of the Borrower and its Subsidiaries.~~

~~Investments of the type described in clauses (j), (k), (l), and (m) immediately preceding shall at no time exceed in the aggregate at any one time outstanding 30% of the Total Asset Value of the Borrower and its Subsidiaries at such time.~~

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the book value (as defined in GAAP) thereof, and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

Section 8.9.      Mergers, Consolidations and Sales.  Except with the prior written consent of the Required Lenders (which shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or substantially all of its Property; provided, however, so long as the Borrower and Subsidiaries are in compliance with all covenants and agreements in this Agreement and no Default or Event of Default then exist, this Section shall not apply to nor operate to prevent:

(a)       the sale, transfer, lease or other disposition of Property of the Borrower and its Subsidiaries to one another in the ordinary course of its business;

(b)      the merger of any Subsidiary with and into the Borrower or any other Subsidiary, provided that, in the case of any merger involving the Borrower, the Borrower is the corporation surviving the merger;

(c)       the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become obsolete or worn out, and which is disposed of in the ordinary course of business; and

(d)      the sale, transfer, lease or other disposition of Property of the Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating not more than all or substantially all of the Total Asset Value of the Borrower on the last day of the prior Fiscal Quarter, as applicable; and

(e)       any merger if it results in the simultaneous payoff in immediately available funds of the Obligations.

Section 8.10.     Maintenance of Subsidiaries.  The Borrower shall not assign, sell or transfer, nor shall it permit any Material Subsidiary to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Material Subsidiary; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Material Subsidiaries granted to the Administrative Agent, (b) the issuance, sale and transfer to any Person of any shares of capital stock of a Material Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by Section 8.9(b) above.

Section 8.11.      ERISA.  The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA in excess of $1,000,000 of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property.  Upon the Borrower or a Subsidiary obtaining knowledge of any of the following events, the Borrower shall, and shall cause each Subsidiary to, promptly notify the Administrative Agent and each Lender of:  (a) the occurrence of any reportable event (as defined in Section 4043 of ERISA) with respect to a Plan (except for events for which reporting is waived), (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan (other than normal operation of the Plan or investments of Plan assets) which would result in the incurrence by the Borrower or any Subsidiary of any material increase in liability, material penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

Section 8.12.      Compliance with Laws.  (a) The Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)     The Borrower shall and shall cause each Subsidiary to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:  (i) comply in all material respects with, and maintain each of the Properties in compliance in all material respects with, all applicable Environmental Laws; (ii) use commercially reasonable efforts to require that each tenant and subtenant, if any, of any of the Properties or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Properties; (iv) cure any material violation by it or at any of the Properties of applicable Environmental Laws; (v) not allow the presence or operation at any of the Properties of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Properties except in the ordinary course of its business and in compliance with law; (vii) within ten (10) Business Days notify the Administrative Agent in writing of and provide any reasonably requested documents upon receipt of written notice of any of the following in connection with the Borrower or any Subsidiary or any of the Properties that could reasonably be expected to have a Material Adverse Effect: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required to be performed by the Borrower or its Subsidiaries by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Properties imposed by any governmental authority as set forth in a deed or other instrument affecting the Borrower’s or any Subsidiary’s interest therein; (x) promptly provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning the Properties which the Borrower or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law.

Section 8.13.      Compliance with OFAC Sanctions Programs and Anti-Corruption Laws. (a) The Borrower shall at all times comply in all material respects with the requirements of all OFAC Sanctions Programs applicable to the Borrower and shall cause each of its Subsidiaries to comply with the requirements of all OFAC Sanctions Programs applicable to such Subsidiary.

(b)     The Borrower shall provide the Administrative Agent, the L/C Issuer, and the Lenders any information regarding the Borrower, its Affiliates, and its Subsidiaries necessary for the Administrative Agent, the L/C Issuer, and the Lenders to comply with all applicable OFAC Sanctions Programs; subject however, in the case of Affiliates, to the Borrower’s ability to provide information applicable to them.

(c)     If a Responsible Officer of the Borrower obtains actual knowledge or receives any written notice that the Borrower, any Subsidiary of Borrower, or any officer, director or Affiliate of Borrower or any Subsidiary or that any Person that owns or controls any such Person is the target of any OFAC Sanctions Programs or is located, organized or resident in a country or territory that is, or whose government is, the subject of any OFAC Sanctions Programs (such occurrence, an “OFAC Event”), the Borrower shall promptly (i) give written notice to the `Administrative Agent, the L/C Issuer, and the Lenders of such OFAC Event, and (ii) comply with all applicable laws with respect to such OFAC Event (regardless of whether the target Person is located within the jurisdiction of the United States of America), including the OFAC Sanctions Programs, and the Borrower hereby authorizes and consents to the Administrative Agent, the L/C Issuer, and the Lenders taking any and all steps the Administrative Agent, the L/C Issuer, or the Lenders deem necessary, in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any such OFAC Event, including the requirements of the OFAC Sanctions Programs (including the freezing and/or blocking of assets and reporting such action to OFAC).

(d)     Borrower will not, nor will it permit any Subsidiary to directly or, to any such Person’s knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any other Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of any OFAC Sanctions Programs, or (ii) in any other manner that would result in a violation of OFAC Sanctions Programs or Anti-Corruption Laws by any Person (including any Person participating in the Loans, whether as underwriter, lender, advisor, investor, or otherwise).

(e)     Borrower will not, nor will it permit any Subsidiary to, violate any Anti-Corruption Law in any material respect.

(f)      Borrower and each Subsidiary will maintain in effect policies and procedures designed to ensure compliance by such Persons, their Subsidiaries, and their respective directors, officers, employees, and agents with applicable Anti-Corruption Laws.

Section 8.14.     Burdensome Contracts With Affiliates. Except (a) compensation, bonus and benefit arrangements with employees, officers and directors approved by the Board of Directors or committee thereof, (b) transactions permitted by Section 8.9 hereof, (c) transactions in the ordinary course of business of the Borrower or its Subsidiaries or (d) transactions approved by the Borrower’s board of directors and reasonably acceptable to the Administrative Agent, the Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

Section 8.15.      No Changes in Fiscal Year.  The Fiscal Year of the Borrower and its Subsidiaries ends on December 31 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its Fiscal Year from its present basis.

Section 8.16.     Formation of Subsidiaries.  Promptly upon the formation or acquisition of any Material Subsidiary, the Borrower shall provide the Administrative Agent and the Lenders notice thereof and timely comply with the requirements of Sections 4.2 and 8.24 hereof.

Section 8.17.      Change in the Nature of Business.  The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it on the ~~Sixth~~Eighth Amendment Effective Date.

Section 8.18.      Use of Proceeds.  The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.

Section 8.19.      No Restrictions.  Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to:  (a) pay Dividends or make any other distribution on any Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary, (b) pay any indebtedness owed to the Borrower or any other Subsidiary, (c) make loans or advances to the Borrower or any other Subsidiary, (d) transfer any of its Property to the Borrower or any other Subsidiary; provided however, that the foregoing does not apply to any limitation on transfers of property that is subject to a Permitted Lien or (e) guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and/or grant Liens on its assets to the Administrative Agent.

Section 8.20.      Financial Covenants.

(a)     Maximum Total Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Total Indebtedness to Total Asset Value to be greater than (x) during a Leverage Ratio Increase Period, 0.65 to 1.00 and (y) at all other times, 0.60 to 1.00.

(b)     Maximum Unsecured Indebtedness to Borrowing Base Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Unsecured Indebtedness to Borrowing Base Value to be greater than (x) during a Leverage Ratio Increase Period, 0.65 to 1.00 and (y) at all other times, 0.60 to 1.00.

(c)     Maximum Secured Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Secured Indebtedness to Total Asset Value to be greater than 0.40 to 1.00.

(~~c~~d)     Minimum Adjusted EBITDA to Fixed Charges Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Adjusted EBITDA for the applicable Rolling Period to Fixed Charges for such Rolling Period to be less than 1.50 to 1.0.

(~~d~~e)     Maximum Secured Recourse Indebtedness to Total Asset Value Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower and its Subsidiaries shall not permit the ratio of Secured Recourse Indebtedness to Total Asset Value to be greater than 0.05 to 1.0.

(~~e~~f)      Maintenance of Net Worth.  The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $~~263,312,927~~378,259,050, plus (b) 75% of the aggregate net proceeds received by the Borrower or any of its Subsidiaries after ~~March 31, 2020~~the Eighth Amendment Effective Date in connection with any offering of Stock or Stock Equivalents of the Borrower or the Subsidiaries.

(g)     Minimum Unsecured Coverage Ratio.  As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Borrowing Base NOI to Unsecured Interest Expense to be less than 1.50 to 1.00.

Section 8.21.     Borrowing Base Covenant.  The Borrower shall cause the Eligible Properties in the Borrowing Base to at all times comply with the Borrowing Base Requirements (other than with respect to Eligible Properties that may exceed concentration limits but still be included in the Borrowing Base Value in compliance with the definition of Borrowing Base Requirements) and shall exclude from the calculation of Borrowing Base Value any portion of Property NOI or book value of any Eligible Properties attributable to any Eligible Properties that exceed the concentration limits set forth in the Borrowing Base Requirements.

Section 8.22.        Reserved. ~~.~~

Section 8.23.        Electronic Delivery of Certain Information. (a) Documents, including financial reports to be delivered pursuant to Section 8.5 hereof, required to be delivered pursuant to this Agreement may be delivered by electronic communication and delivery, including, the Internet, including the website maintained by the Securities and Exchange Commission, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or the L/C Issuer) pursuant to Section 1. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered on the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Borrower notifies the Administrative Agent of said posting by causing an e-mail notification to be sent to an e-mail address specified from time to time by the Administrative Agent and provides a link thereto; provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. Chicago time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificates required by Sections 8.5(d) and 8.5(e) to the Administrative Agent. Except for the certificates required by Sections 8.5(d) and 8.5(e), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery.

(b)     Documents required to be delivered pursuant to Section 1 may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

Section 8.24.          ~~Pledge of Equity Interest in Material Subsidiaries; Springing~~

~~Lien~~Collateral Trigger Event.

(a)  ~~Pledge of Equity Interests in Material Subsidiaries.  The Borrower shall at all times cause the Obligations to be secured by a valid, perfected, enforceable, first priority pledge of and Liens on all right, title, and interest in the Equity Interest owned by Borrower in all of its direct and indirect Material Subsidiaries, subject to Permitted Liens.  Borrower acknowledges and agrees that such Liens on Equity Interest shall be granted to the Administrative Agent for the benefit of the holders of the Obligations pursuant to the Pledge Agreement in form and substance satisfactory to the Administrative Agent.  In addition, with respect to Material Subsidiaries acquired or arising after the Closing Date, the Borrower shall deliver the documentation required by the Pledge Agreement and the documentation described in Section 7.2(q) hereof~~     Reserved.

(b)  ~~Springing Lien~~ Collateral Trigger Event.  If at any time (i) any Other Unsecured Indebtedness is required to be guaranteed, or otherwise becomes guaranteed, by any or all of the Material Subsidiaries, or is required to be secured, or otherwise becomes secured, by the Equity Interest owned by Borrower in any or all of its direct and indirect Material Subsidiaries, the occurrence of any such event is an “Other Guaranty Trigger”) and (ii) the sum of the outstanding Loans and L/C Obligations plus the outstanding Other Unsecured Indebtedness would exceed the amount described in clause (x) of the ~~definition~~calculation of “Borrowing Base” as then calculated (the occurrence of such event and an Other Guaranty Trigger is a “Collateral Trigger Event”), then, within ninety (90) days of the Collateral Trigger Event and at all times thereafter, the Borrower shall comply with Section 8.24(c) hereof.  Promptly upon the occurrence of an Other Guaranty Trigger, and in any event within two (2) Business Days of such event, the Borrower shall deliver to the Administrative Agent a duly completed Borrowing Base Certificate calculating the Borrowing Base in the manner described in clause (ii) of the previous sentence.

(c)      Collateral Requirements.  Within ninety (90) days after the occurrence of a Collateral Trigger Event, the Borrower and each Material Subsidiary, as applicable, shall deliver, or cause to be delivered, to the Administrative Agent:

(i)   Mortgages duly executed by Borrower or the relevant Material Subsidiaries for each Eligible Property, in form and substance reasonably acceptable to Borrower, each applicable Material Subsidiary, and Administrative Agent;

(ii)   evidence of insurance required to be maintained under the Loan Documents, naming the Administrative Agent as mortgagee/lender’s loss payee and as an additional insured, as applicable;

(iii)      mortgagee’s title insurance policies with respect to each Eligible Property (or a prepaid binding commitment therefor) in form and substance reasonably acceptable to the Administrative Agent from a title insurance company acceptable to the Administrative Agent in the aggregate principal amount of the outstanding Term Loans and Incremental Term Loans (if any), plus then aggregate Revolving Credit Commitments (subject to the underwriting requirements of the applicable title insurance company) insuring the Lien of the Mortgages to be valid first priority Liens subject only to Permitted Liens, together with such endorsements as the Administrative Agent may reasonably require;

(iv)      a survey in form acceptable to the Administrative Agent and disclosing no Liens other than Permitted Liens prepared by a licensed surveyor for each parcel of Eligible Property, which surveys shall also state whether or not any portion of any Eligible Property is in a federally designated flood hazard area;

(v)      a report as to whether or not any portion of each Eligible Property is in a federally designated flood hazard area and, if any improvements thereon are in a federally designated flood hazard area, evidence of the maintenance of flood insurance (including on the improvements, personal property, structures and contents, as applicable), as may be required by applicable law;

(vi)      a report of an independent firm of environmental engineers acceptable to the Administrative Agent concerning the environmental conditions of each parcel of Eligible Property subject to the Lien of the Mortgages, together with a reliance letter thereon acceptable to the Administrative Agent;

(vii)      an appraisal report prepared for the Administrative Agent by a state certified appraiser selected and retained by the Administrative Agent, which appraisal report describes the fair market value of each Eligible Property and otherwise meets the requirements of applicable law for appraisals prepared for federally insured depository institutions;

(viii)      the favorable written opinion of local counsel to each Material Subsidiary covering due authorization, execution and delivery and enforceability of the Mortgages, together with customary real estate opinions as to sufficiency of the Mortgages for recordation and perfection of the liens provided therein and otherwise in form and substance satisfactory to the Administrative Agent;

(ix)      a property condition report satisfactory to Administrative Agent with respect to each Eligible Property; ~~and~~

~~(x~~

(x)      an amendment to this Agreement containing such provisions as may reasonably be required by Administrative Agent to incorporate relevant and appropriate provisions with respect to the Mortgages; and

(xi)      to the extent necessary for the Administrative Agent or any Lender to comply with its internal policies generally applicable to loans of this nature or with applicable Legal Requirements, any other agreement, instrument, document, certificate or opinion requested by the Administrative Agent.

~~(d) Further Assurances.  Borrower and each Material Subsidiary (including any Material Subsidiary formed or acquired after the Closing Date) agrees that it shall, from time to time at the~~

~~request of the Administrative Agent, execute and deliver such documents and do such acts and things as the Administrative Agent may reasonably request in order to provide for or perfect or protect such Liens on the Collateral.  In the event Borrower or any Material Subsidiary forms or acquires any other Subsidiary after the date hereof, the Borrower or such Material Subsidiary shall promptly upon such formation or acquisition cause such newly formed or acquired Material Subsidiary to execute such Collateral Documents as the Administrative Agent may then require, and the Borrower or such Material Subsidiary shall also deliver to the Administrative Agent, or cause such Material Subsidiary to deliver to the Administrative Agent, at the Borrower’s cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.~~

Section 8.25.      1031 Properties~~.~~ .  Upon the request of the Required Lenders after the occurrence and during the continuance of a Default, the Borrower hereby agrees that it shall, or it shall cause any applicable Guarantor to, cause any 1031 Property Holder to (i) follow instructions given by the Administrative Agent regarding the transfer of the 1031 Property to any other Person without the further consent of the Borrower, any Guarantor or any other Person and (ii) transfer fee simple title to any 1031 Property to the Borrower, a Guarantor or another entity acceptable to the Required Lenders regardless of whether such required transfer shall cause the Borrower or any Subsidiary to incur any additional liabilities or reduce or negate the tax or other anticipated benefits to the Borrower or any Subsidiary.

Section 8.26.      ~~[~~Reserved~~]~~ .

Section 8.27.      ~~[~~Reserved~~]~~ .

Section 8.28.     REIT Status.  From and after the date that the Borrower elects to qualify as a REIT, the Borrower shall maintain its status as a REIT.

Section 8.29.      Restricted Payments.  The Borrower shall not permit, nor shall it permit any Subsidiary to, declare or make any Restricted Payment; provided that:

(a)       (i) Borrower may declare or make cash distributions to its equity holders in an aggregate amount not to exceed the greater of (x) ninety-five percent (95%) of Borrower’s Adjusted FFO for each Rolling Period, or (y) the amount necessary for Borrower to be able to make distributions required to maintain its status as a REIT and to avoid the imposition of any federal or state income tax, and to avoid the imposition of the excise tax described by Section 4981 of the Code, in each case on Borrower; provided, that, in either case, (A) during the continuance of an Event of Default, Restricted Payments made pursuant to this clause (a) shall not exceed the amounts described in clause (y), and (B) following a Bankruptcy Event with respect to the Borrower or the acceleration of the Obligations, Borrower shall not make any cash distributions;

(b)      each Subsidiary may make Restricted Payments ratably to the holders of its Equity Interests;

(c)       the Borrower or any Guarantor may declare and make dividend payments or other distributions payable solely in the common equity interests or other equity interests of such entity including (i) “cashless exercises” of options granted under any share option plan adopted by such entity, (ii) distributions of rights or equity securities under any rights plan adopted by such entity and (iii) distributions (or effect stock splits or reverse stock splits) with respect to its equity interests payable solely in additional shares of its equity interests;

(d)      the Borrower and each Guarantor may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests of the Borrower or any Subsidiary;

(e)       so long as no Change of Control results therefrom, the Borrower and each Subsidiary may make Restricted Payments in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance based incentive plans, and other similar forms of compensation;

(e)       so long as no Change of Control results therefrom, the Borrower and each Subsidiary that is a Guarantor may make dividends or distributions to allow Borrower to make payments in connection with share purchase programs, to the extent not otherwise prohibited by the terms of this Agreement;

(f)      Borrower may exercise any redemption or conversion rights with respect to its Equity Interests in accordance with the terms of the governing documents setting out any such rights; and

(e)       Borrower may make a one-time cash distribution of earnings and profits in connection with its initial election to be taxed as a REIT.

SECTION 9.        EVENTS OF DEFAULT AND REMEDIES.

Section 9.1.      Events of Default.  Any one or more of the following shall constitute an “Event of Default” hereunder:

(a)       default in the payment when due of all or any part of the principal of any Loan (whether at the stated maturity thereof or at any other time provided for in this Agreement, including a mandatory prepayment required by Section 1.8(b)) or of any Reimbursement Obligation; or default for a period of three (3) Business Days in the payment when due of any interest, fee or other Obligation payable hereunder or under any other Loan Document;

(b)      default in the observance or performance of any covenant set forth in Sections 8.1 (only with respect to the first sentence thereof), 8.5 (for a period of five (5) days), 8.7, 8.8, 8.9, 8.10, 8.20, 8.21 (if not replaced with another Eligible Property or Eligible Properties in accordance with Section 7.3 hereof within ten (10) Business Days after the period of notice required by Section 7.3), 8.22, 8.24, 8.25 or 8.29 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

(c)       default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of the Borrower or (ii) written notice thereof is given to the Borrower by the Administrative Agent; provided, however, if such a default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that the Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for the Borrower in the exercise of due diligence to cure such default, provided such additional period shall not exceed sixty (60) days;

(d)      any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof; provided, that such breach of a representation or warranty shall not constitute an Event of Default if within ten (10) days of the Borrower’s knowledge of such breach, the Borrower takes such action as may be required to make such representation or warranty to be true in all material respects as made and it did not have a Material Adverse Effect;

(e)       any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents (and the related grace period, if any, shall have expired), or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void ~~or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms hereof~~;

(f)      default and expiration of any cure periods related thereto shall occur under (x) any nonrecourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $20,000,000 or (y) any recourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $10,000,000 ~~or (y) any recourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $5,000,000~~, or a default and expiration of any cure periods related thereto, shall occur under any indenture, agreement or other instrument under which such Indebtedness for Borrowed Money may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

(g)      any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against the Borrower or any Subsidiary, or against any of its Property, in an aggregate amount in excess of $5,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days;

(h)      the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

(i)      any Change of Control shall occur;

(j)      the Borrower or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it within sixty (60) days, (vi) take any board of director or shareholder action (including the convening of a meeting) in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(k) hereof;

(k)      a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary, or any substantial part of any of its Property, or a proceeding described in Section 9.1(j)(v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days;

(l)      the Common Stock of Borrower fails to be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market; or

(m)      any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than in accordance with the terms hereof or thereof, or satisfaction in full or all the Obligations, is revoked, terminated, cancelled or rescinded, without the prior written approval of the Administrative Agent; or any Borrower or any Guarantor commences any legal proceeding at law or in equity to contest, or make unenforceable, cancel, revoke or rescind any of the Loan Documents, or any court or any other Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof.

Section 9.2.     Non-Bankruptcy Defaults.  When any Event of Default (other than those described in subsection (j) or (k) of Section 9.1 hereof) has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Revolving Credit Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment.  The Administrative Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

Section 9.3.     Bankruptcy Defaults.  When any Event of Default described in subsections (j) or (k) of Section 9.1 hereof has occurred and is continuing, then all outstanding Loans shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent the full amount then available for drawing under all outstanding Letters of Credit.

Section 9.4.      Collateral for Undrawn Letters of Credit.  (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.8(b), Section 1.14, Section 9.2 or Section 9.3 above, the Borrower shall forthwith pay one hundred three percent (103%) of the amount required to be so prepaid (to cash collateralize fees and interest as well as the amount of the Letter of Credit), to be held by the Administrative Agent as provided in subsection (b) below.

(b)     All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability).  The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, and the L/C Issuer.  If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts then due and owing from the Borrower to the L/C Issuer, the Administrative Agent or the Lenders; provided, however, that (i) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 1.8(b) and Section 1.14 hereof, if any, at the request of the Borrower the Administrative Agent shall release to the Borrower amounts held in the Collateral Account so long as at the time of the release and after giving effect thereto no Default or Event of Default exists and, in the case of Section 1.14 hereof, the Defaulting Lender Period with respect to the relevant Defaulting Lender has terminated, and (ii) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 9.2 or 9.3 hereof, so long as no Letters of Credit, Revolving Credit Commitments, Revolving Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of the Borrower the Administrative Agent shall release to the Borrower any remaining amounts held in the Collateral Account.

Section 9.5.      Notice of Default.  The Administrative Agent shall give notice to the Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

SECTION 10.      CHANGE IN CIRCUMSTANCES.

Section 10.1.      Change of Law.  Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any ~~Eurodollar~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans or to perform its obligations as contemplated hereby related to ~~Eurodollar~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, such Lender shall promptly give written notice thereof to the Borrower and such Lender’s obligations to make or maintain ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable.  The Borrower shall promptly prepay the outstanding principal amount of any such affected ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement or, subject to all of the terms and conditions of this Agreement, convert such affected

~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, into Base Rate Loans; provided, however, subject to all of the terms and conditions of this Agreement (unless the affected ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, are converted into Base Rate Loans), the Borrower may then elect to borrow the principal amount of the affected ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

Section 10.2.      ~~Unavailability of Deposits or~~ Inability to ~~Ascertain, or Inadequacy of, LIBOR.  If~~Determine Rates; Effect of Benchmark Transition Event.  (a) Subject to Section 10.2(b), if, on or prior to the first day of any (i) Borrowing of any Daily Simple SOFR Rate Loans or (ii) Interest Period for any ~~Borrowing of Eurodollar Loans~~Term SOFR Rate Loan:

(~~a)       the Administrative Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR~~i)    the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” or “Daily Simple SOFR” cannot be determined pursuant to the definition thereof, or

(~~b~~ii)      the Required Lenders ~~advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will~~determine that for any reason in connection with any request for a Daily Simple SOFR Rate Loan or Term SOFR Rate Loan, as applicable or a conversion thereto or a continuation thereof that Daily Simple SOFR or Term SOFR, as applicable, for any requested Interest Period with respect to a proposed Term SOFR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding ~~their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable~~such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent,

~~then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended~~

then the Administrative Agent will promptly so notify the Borrower and each Lender.  Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make or continue Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, shall be suspended (to the extent of the affected Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, and, in the case of a Term SOFR Rate Loan, the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Daily Simple

SOFR Rate Loans or Term SOFR Rate Loans, as applicable, (to the extent of the affected Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, and, in the case of a Term SOFR Rate Loan, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, will be deemed to have been converted into Base Rate Loans immediately or, in the case of a Term SOFR Rate Loan, at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay any additional amounts required pursuant to Section 1.11.

(b)     Notwithstanding anything to the contrary herein or in any other Loan Document (and any interest rate swap agreement shall be deemed not to be a “Loan Document” for the purposes of this Section 10.2(b)):

(i)      Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Chicago time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(ii)      Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii)      Notice; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement.  The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to this Section 10.2(b) and (y) the commencement of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 10.2(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 10.2(b).

(iv)      Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)      Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans.  During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

Section 10.3.      Increased Cost and Reduced Return.

(a)  Increased Costs Generally.  If any Change in Law shall:

(i~~)      subject any Lender (or its Lending Office) or the L/C Issuer to any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the~~

~~definition of Excluded Taxes, and (C) Connection Income Taxes) with respect to its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or the L/C Issuer of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a Letter of Credit, or acquire participations therein (except for changes in the basis or rate of (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or~~

~~(ii~~)      impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement ~~(including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage)~~ against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender ~~(or its Lending Office) or the~~or any L/C Issuer ~~or shall~~ ;

(ii)      subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)      impose on any Lender ~~(or its Lending Office) or the~~or any L/C Issuer or ~~on~~ the interbank market any other condition, cost or expense (other than Taxes) affecting ~~its Eurodollar Loans, its Notes, its~~this Agreement or Loans made by such Lender or any Letter~~(s)~~ of Credit~~,~~ or ~~its~~ participation ~~in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a Letter of Credit, or to participate~~ therein;

and the result of any of the foregoing ~~is~~shall be to increase the cost to such Lender ~~(or its Lending Office) or the L/C Issuer~~or such other Recipient of making, converting to, continuing or maintaining any ~~Eurodollar~~ Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such L/C Issuer or such other Recipient of participating in, issuing or maintaining ~~a~~any Letter of Credit~~,~~ or ~~participating therein~~Swing Loan (or of maintaining its obligation to participate in or to issue any Letter of Credit or Swing Loan), or to reduce the amount of any sum received or receivable by such Lender ~~(or its Lending Office) or the L/C Issuer under this Agreement or under~~, L/C Issuer or other Recipient hereunder (whether of principal, interest or any other ~~Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material,~~amount) then, within fifteen (15) days after ~~demand~~request ~~by~~of such Lender ~~or~~, L/C Issuer or other Recipient (with a copy to the Administrative Agent), the Borrower ~~shall be obligated to~~will pay to such Lender ~~or~~, L/C Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender ~~or~~, L/C Issuer or other Recipient, as the case may be, for such ~~increased cost~~additional costs incurred or reduction suffered.

(b)     Capital Requirements.  If any Lender or L/C Issuer determines that any Change in Law affecting such Lender or L/C Issuer or any lending office of such Lender or such Lender’s or L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by any L/C Issuer, to a level below that which such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or L/C Issuer’s policies and the policies of such Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time~~,~~ within fifteen (15) days after demand by such Lender ~~or~~, the L/C Issuer or other Recipient (with a copy to the Administrative Agent), the Borrower ~~shall~~will pay to such Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or L/C Issuer or such Lender’s or L/C Issuer’s holding company for any such reduction suffered.

(c)     Certificates for Reimbursement.  A certificate of a Lender or L/C Issuer ~~claiming compensation under Sections 1.11, 10.1, 10.3 and 12.1 and~~ setting forth the ~~additional~~ amount or amounts ~~to be paid to it hereunder~~necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower, shall be conclusive ~~if reasonably determined.  In determining such amount,~~absent manifest error.  The Borrower shall pay such Lender or L/C Issuer, as the case may ~~use any reasonable averaging and attribution methods~~be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)     Delay in Requests.  Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or L/C Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 10.4.      Lending Offices.  Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Revolving Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.  To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its ~~Eurodollar Loans~~Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, to reduce any liability of the Borrower to such Lender under Section 10.3 hereof or to avoid the unavailability of ~~Eurodollar Loans~~Daily

Simple SOFR Rate Loans or Term SOFR Rate Loans, as applicable, under Section 10.2 hereof, so long as such designation is not otherwise disadvantageous to the Lender.

Section 10.5.      Discretion of Lender as to Manner of Funding.  Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to ~~Eurodollar~~Term SOFR Rate Loans shall be made as if each Lender had actually funded and maintained each ~~Eurodollar~~Term SOFR Rate Loan through the purchase of deposits in the interbank ~~eurodollar~~ market having a maturity corresponding to such Loan’s Interest Period, and bearing an interest rate equal to ~~LIBOR~~Term SOFR for such Interest Period.

~~Section 10.6      Benchmark Replacement Setting .  Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedging Agreement shall be deemed not to be a “Loan Document” for the purposes of this Section 10.6):~~

~~(a)     Replacing LIBOR.  Notwithstanding anything to the contrary herein or in any other Loan Document:~~

~~(i)      On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month LIBOR Index Rate tenor settings. On the earlier of (i) the date that all Available Tenors of LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.  If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.~~

~~(ii)    Subject to the proviso below in this paragraph, if a Term SOFR Event has occurred in respect to the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (a)(ii) shall not be effective until 30 days after the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice (or such later date as the Administrative Agent may select for effectiveness in the Term SOFR Notice) and, provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to the date on which the Benchmark~~

~~Replacement will become effective that the Borrower has a Hedging Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent will not determine the Benchmark Replacement pursuant to this clause (1)(a) for such Benchmark Transition Event or Early Opt-in Election, as applicable; or for the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Event and may elect or not elect to do so in its sole discretion.~~

~~(b)     Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to  be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans.  During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate.~~

~~(c)     Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.~~

~~(d)     Notice Standards for Decisions and Determination. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 10.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any~~

~~selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 10.6.~~

~~(e)     Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.~~

~~(f)      Certain Defined Terms:  As used in this Section title “Benchmark Replacement Setting”:~~

~~“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.~~

~~“Benchmark” means, initially, LIBOR; provided that if replacement of the Benchmark has occurred pursuant to Section 10.6, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.~~

~~“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth below that can be determined by the Administrative Agent:~~

~~(1)     For the purposes of Section 10.6(a):~~

~~(a)     the sum of: (a) Term SOFR and (b) 0.11448% (11.448 basis points) for an Available Tenor of one‐month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three‐months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six‐months’ duration; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to the date on which the Benchmark Replacement will become effective that the Borrower has a Hedging Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to~~

~~ascertain the correctness or completeness of), then the Administrative Agent will not determine the Benchmark Replacement pursuant to this clause (1)(a) for such Benchmark Transition Event or Early Opt-in Election, as applicable; or~~

~~(b)     the sum of: (a) Daily Simple SOFR and (b) 0.11448% (11.448 basis points);~~

~~(2) For the purposes of Section 10.6(b), the sum of: (a) the alternate benchmark rate and (b) and adjustment that may be positive, negative or zero in each case that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention including any applicable recommendation made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;~~

~~If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than 0.00%, the Benchmark Replacement will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents.~~

~~“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).~~

~~“Benchmark Transition Event” means, with respect to any then-current Benchmark other than the LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided~~

~~that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.~~

~~“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining~~

~~“Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.~~

~~“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent  has not received, by 5:00 p.m. (New  York City time) on  the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~

~~“Early Opt-in Election” means the occurrence of:~~

~~(1)     a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and~~

~~(2)     the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.~~

~~“Relevant Governmental Body” means the Federal Reserve Bank and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Bank and/or the Federal Reserve Bank of New York, or any successor thereto.~~

~~“SOFR” means a rate per annum equal to the secured overnight financing rate for such~~

~~Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).~~

~~“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~

~~“Term SOFR Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) LIBOR has already been replaced with a Benchmark Replacement in accordance with Section 10.6 that is not Term SOFR.~~

~~“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Event.~~

SECTION 11.      THE ADMINISTRATIVE AGENT.

Section 11.1.     Appointment and Authority.  Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of Montreal to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Section 11 are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any Guarantor shall have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 11.2.      Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 11.3.      Action by Administrative Agent; Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:

(i)      shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii)      shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.  The Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action; and

(iii)      shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates or any Guarantor or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(b)     Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby  (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.2, 9.3, 9.4, 9.5 and 12.13), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  Any such action taken or failure to act pursuant to the foregoing shall be binding on all Lenders.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender, or the L/C Issuer.

(c)     Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty or obligation to any Lender or L/C Issuer or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, ~~or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or sufficiency of any Collateral,~~ or (vi) the satisfaction of any condition set forth in Section 7.1 or 7.2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 11.4.      Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or Guarantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 11.5.      Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loans as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 11.6.    Resignation of Administrative Agent; Removal of Administrative Agent.  (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower.  The Required Lenders may remove the Administrative Agent from its capacity as Administrative Agent in the event of the Administrative Agent’s willful misconduct or gross negligence.  Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation or after removal by the Required Lenders (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above.  Whether or not a successor has been appointed, such resignation or removal shall become effective in accordance with such notice on the Resignation Effective Date.

(b)     With effect from the Resignation Effective Date, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.  ~~If on the Resignation Effective Date no successor has been appointed and accepted such appointment, the Administrative Agent’s rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders and L/C Issuer as their interests may appear.~~  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 11 and Section 12.15 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Section 11.7.     Non-Reliance on Administrative Agent and Other Lenders.  Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Upon a Lender’s written request, the Administrative Agent agrees to forward to such Lender, when complete, copies of any field audit, examination, or appraisal report prepared by or for the Administrative Agent with respect to the Borrower or any Material Subsidiary or the

Collateral (herein, “Reports”).  Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Borrower and the other Material Subsidiaries and will rely significantly upon the books and records of Borrower and the other Material Subsidiaries, as well as on representations of personnel of the Borrower and the other Material Subsidiaries, and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 11.8.     L/C Issuer and Swing Line Lender.  The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swing Line Lender shall act on behalf of the Revolving Lenders with respect to the Swing Line Loans made hereunder.  The L/C Issuer and the Swing Line Lender shall each have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit or by the Swing Line Lender in connection with Swing Line Loans made or to be made hereunder as fully as if the term “Administrative Agent”, as used in this Section 11, included the L/C Issuer and the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer or Swing Line Lender, as applicable.  Any resignation by the Person then acting as Administrative Agent pursuant to Section 11.6 shall also constitute its resignation or the resignation of its Affiliate as L/C Issuer and Swing Line Lender except as it may otherwise agree.  If such Person then acting as L/C Issuer so resigns, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Loans or fund risk participations in Reimbursement Obligations pursuant to Section 1.3.  If such Person then acting as Swing Line Lender resigns, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Revolving Lenders to make Revolving Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 1.3(b).  Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer or Swing Line Lender), and (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents other than with respect to its outstanding Letters of Credit and Swing Line Loans, and (iii) upon the request of the resigning L/C Issuer, the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit.

Section 11.9.      Hedging Liability and Funds Transfer and Deposit Account Liability.  By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 12.10, as the case may be, any Affiliate of such Lender with whom the Borrower or any other Material Subsidiary has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate’s right to share in payments and collections out of ~~the Collateral and~~ the Guaranties as more fully set forth in Section 10.5.  In connection with any such distribution of payments and collections, or any request for the release of the Guaranties and the Administrative Agent’s Liens in connection with the termination of the Revolving Credit Commitments, Term Loan Commitments and Incremental Term Loan Commitments and the payment in full of the Obligations, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender has notified the Administrative Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution or payment or release of Guaranties and Liens.

Section 11.10.      Designation of Additional Agents “Section 11.10.      Designation of Additional Agents” \l 2 .  The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” “sustainability structuring agents,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.

Section 11.11.      ~~Authorization to Enter into, and Enforcement of, the Collateral Documents; Possession of Collateral.  The Administrative Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuer to execute and deliver the Collateral Documents on behalf of each of the Lenders, the L/C Issuer, and their Affiliates and to take such action and exercise such powers under the Collateral Documents as the Administrative Agent considers appropriate; provided the Administrative Agent shall not amend the Collateral Documents unless such amendment is agreed to in writing by the Required Lenders.  Upon the occurrence of an Event of Default, the Administrative Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders.  Unless and until the Required Lenders give such direction, the Administrative Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all~~

~~the Lenders and L/C Issuer.  Each Lender and L/C Issuer acknowledges and agrees that it will be bound by the terms and conditions of the Collateral Documents upon the execution and delivery thereof by the Administrative Agent.  The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Material Subsidiary in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders, the L/C Issuer or their Affiliates for any failure to monitor or maintain any portion of the Collateral.  The Lenders and L/C Issuer hereby irrevocably authorize (and each of their Affiliates holding any Funds Transfer and Deposit Account Liability and Hedging Liability entitled to the benefits of the Collateral shall be deemed to authorize) the Administrative Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by the Administrative Agent (or any security trustee therefore) under the provisions of the Uniform Commercial Code, including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 of the United States Bankruptcy Code, or at any sale or foreclosure conducted by the Administrative Agent or any security trustee therefore (whether by judicial action or otherwise) in accordance with applicable law.  Except as otherwise specifically provided for herein, no Lender, L/C Issuer, or their Affiliates, other than the Administrative Agent, shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral or for the execution of any trust or power in respect of the Collateral or for the appointment of a receiver or for the enforcement of any other remedy under the Collateral Documents; it being understood and intended that no one or more of the Lenders or L/C Issuer or their Affiliates shall have any right in any manner whatsoever to affect, disturb or prejudice the Lien of the Administrative Agent (or any security trustee therefor) under the Collateral Documents by its or their action or to enforce any right thereunder, and that all proceedings at law or in equity shall be instituted, had, and maintained by the Administrative Agent (or its security trustee) in the manner provided for in the relevant Collateral Documents for the benefit of the Lenders, the L/C Issuer, and their Affiliates.  Each Lender and L/C Issuer is hereby appointed agent for the purpose of perfecting the Administrative Agent’s security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code or other applicable law can be perfected only by possession.  Should any Lender or L/C Issuer (other than the Administrative Agent) obtain possession of any Collateral, such Lender or L/C Issuer shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions.~~  [Intentionally Omitted].

Section 11.12.     Authorization ~~to Release, Limit or Subordinate Liens or~~ to Release Guaranties~~.  The Administrative Agent is hereby irrevocably authorized by each of the Lenders, the L/C Issuer, and their Affiliates to (a) except in conjunction with the deletion of an Eligible Property from the Borrowing Base in accordance with Section 7.3 hereof and Section 18(b) of the Pledge Agreement, release any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement and the relevant Collateral Documents (including a sale, transfer, or disposition permitted by the terms of Section 8.9 or which has otherwise been consented to in accordance with Section 12.13), (b) except in~~

~~conjunction with the transfer of a 1031 Property so that it is a real property one hundred percent (100%) owned in fee simple, individually or collectively, by the Borrower or any Guarantor, release or subordinate any Lien on Collateral consisting of goods financed with purchase money indebtedness or under a Capital Lease to the extent such purchase money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted by the provisions of this Agreement, reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax, (c) release Liens on the Collateral following termination or expiration of the Revolving Credit Commitments, Term Loan Commitments and Incremental Term Loan Commitments and payment in full in cash of the Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit that have been cash collateralized to the satisfaction of the Administrative Agent and relevant L/C Issuer) and, if then due, Hedging Liability and Funds Transfer and Deposit Account Liability, and (d) release any Material Subsidiary from its obligations as a Guarantor if such Person ceases to be a Material Subsidiary as a result of a transaction permitted under the Loan Documents~~.  Upon the Administrative Agent’s request, the Required Lenders will confirm in writing the Administrative Agent’s authority ~~to release or subordinate its interest in particular types or items of Property or~~ to release any Material Subsidiary from its obligations as a Guarantor under the Loan Documents.

Section 11.13.      Authorization of Administrative Agent to File Proofs of Claim In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)       to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under the Loan Documents including, but not limited to, Sections 1.1, 10.3, 1.11, and 12.15) allowed in such judicial proceeding; and

(b)      to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.1 and 12.15.  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding.

SECTION 12.      MISCELLANEOUS.

Section 12.1.      Withholding Taxes.  (a) Payments Free of Withholding.  Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future Indemnified Taxes.  If any such withholding is so required, the Borrower or such Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, the L/C Issuer, and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or the Administrative Agent (as the case may be) would have received had such withholding not been made.  If the Administrative Agent, the L/C Issuer, or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower or such Guarantor shall reimburse the Administrative Agent, the L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made.

(b)     U.S. Withholding Tax Exemptions.  Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W-8 BEN-E (relating to such Lender or L/C Issuer and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W-8 BEN-E, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code).  Thereafter and from time to time, each Lender and L/C Issuer shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender or L/C Issuer and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations.  Upon the request of the Borrower or the Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

(c)     Inability of Lender to Submit Forms.  If any Lender or L/C Issuer determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify the Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d)     Compliance with FATCA.  If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(e)     Indemnification by the Lenders.  Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.11 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).

(f)      Treatment of Certain Refunds.  If any Lender or L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any taxes as to which indemnification or additional amounts have been paid to it by the Borrower or a Guarantor pursuant to this Section 12.1, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender or L/C Issuer and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Guarantor, upon the request of such Lender or L/C Issuer, agrees to promptly repay the amount paid over with respect to such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or L/C Issuer in the event such Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority.  Nothing herein contained shall interfere with the right of a Lender or L/C Issuer to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or L/C Issuer to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or any other confidential information or require any Lender or L/C Issuer to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(g)     Evidence of Payments.  As soon as practicable after any payment of Taxes by the Borrower or a Guarantor to a Governmental Authority pursuant to this Section, the Borrower or such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

Section 12.2.     No Waiver, Cumulative Remedies.  No delay or failure on the part of the Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.  The rights and remedies hereunder of the Administrative Agent, the L/C Issuer, the Lenders, and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

Section 12.3.      Non-Business Days.  If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable.  In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

Section 12.4.      Documentary Taxes.  The Borrower agrees to pay on demand any U.S. documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

Section 12.5.      Survival of Representations.  All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

Section 12.6.      Survival of Indemnities.  All indemnities and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Revolving Loans and Letters of Credit, including, but not limited to, Sections 1.11, 10.3, and 12.15 hereof, shall (subject to Section 10.3(c) hereof) survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

Section 12.7.      Sharing of Set-Off.  Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.  For purposes of this Section 12.7, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder.

Section 12.8.      Notices.  Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices under the Loan Documents to any Lender shall be addressed to its address or telecopier number set forth on its Administrative Questionnaire; and notices under the Loan Documents to the Borrower, the Administrative Agent, or L/C Issuer shall be addressed to its respective address or telecopier number set forth below:

to the Borrower:	to the Administrative Agent and L/C Issuer:

CTO Realty Growth, Inc.

~~1140 Williamson Boulevard~~

369 N. New York Ave., Suite ~~140~~201

~~Daytona Beach~~Winter Park, Florida ~~32114~~32789

Attention:     Matthew M. Partridge

Telephone:   ~~386-944-5643~~407-904-3324

Email:          mpartridge@ctoreit.com

~~Fax:              386-274-1223~~

Bank of Montreal 115 South LaSalle Street Chicago, Illinois 60603 Attention: ~~Gwendolyn Gatz~~John Wasik Telephone: ~~312-461-2238~~312-965-7393 Email: ~~gwendolyn.gatz~~john.wasik@bmo.com ~~Fax: 312-461-2968~~

CTO Realty Growth, Inc.

1140 Williamson Boulevard

Suite 140

Daytona Beach, Florida 32114

Attention:     ~~Teresa Thornton Hill~~Lisa M. Vorakoun

Telephone:   ~~386-944-5638~~386-944-5641

Email:          ~~tthorntonhill@ctlc~~lvorakoun@ctoreit.com

~~Fax:              386-274-1223~~

With copy to: Vinson & Elkins LLP ~~1001 Fannin Street~~845 Texas Ave., Suite ~~2500~~4700 Houston, TX ~~77002-6760~~77002 Attention: Noelle Alix Telephone: 713-758-1124 Email: nalix@velaw.com Fax: 713-615-5837

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is delivered to the telecopier number specified in this Section 12.8 or in the relevant Administrative Questionnaire and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, upon receipt or first refusal of delivery or (iii) if given by any other means, when delivered at the addresses specified in this Section 12.8 or in the relevant Administrative Questionnaire; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

Section 12.9.      Counterparts.  This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  The words “execution”, “executed”, “signed”, “signature” and words of similar import in or related to this Agreement and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.

Section 12.10.      Successors and Assigns.  This Agreement shall be binding upon the Borrower, the Guarantors and their respective successors and permitted assigns, and shall inure to the benefit of the Administrative Agent, the L/C Issuer, and each of the Lenders, and the benefit of their respective successors and permitted assigns, including any subsequent holder of any of the Obligations.  The Borrower and the Guarantors may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the L/C Issuer.

Section 12.11.      Participants.  Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section 12.11, and the Administrative Agent and the Borrower shall have no obligation or responsibility to such participant.  Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest.  Any party to which such a participation has been granted shall have the benefits of Section 1.11 and Section 10.3 hereof.  The Borrower and each Guarantor authorizes each Lender to disclose to any participant or prospective participant under this Section 12.11 any financial or other information pertaining to each Guarantor, the Borrower or any Subsidiary; provided that prior to any such disclosure any such participant or prospective participant shall agree in writing to be subject to the confidentiality provisions contained herein.  No participation may be granted or sold to the Borrower, any Guarantor, any Affiliate or Subsidiary of Borrower or Guarantor, any Defaulting Lender or any natural person.

Section 12.12.      Assignments.  (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)      Minimum Amounts.  (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Revolving Loans, and participation interest in L/C Obligations at the time owing to it, or the entire amount of Term Loan or Incremental Loans, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (a)(i)(A) of this Section 12.12, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Revolving Loans and participation interest in L/C Obligations outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Revolving Loans and participation interest in L/C Obligations, or the principal outstanding balance of the Term Loans or Incremental Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date specified in such Assignment and Acceptance) shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)      Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Loan or the Revolving Credit Commitment or Term Loan or Incremental Term Loan.

(iii)      Required Consents.  No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) and, in addition:

(a)       the consent of the Borrower (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(b)      the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required in respect of (i) if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans or Incremental Term Loans (if any) to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund;

(c)       the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(d)      the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swing Loans (whether or not then outstanding).

(iv)      Assignment and Acceptance.   The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)     No Assignment to Borrower, Guarantors, Affiliates or Subsidiaries.  No such assignment shall be made to the Borrower, any Guarantor or any Affiliate or Subsidiary of the Borrower or any Guarantor.

(vi)      No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(vii)      No Assignment to Defaulting Lender.  No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.12(b) hereof, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.6 and 12.15 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11 hereof.

(b)     Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Revolving Loans, Term Loans and Incremental Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.  Each Lender or L/C Issuer that grants a participation as described in Section 12.11 shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant's interest in the Revolving Loans, Term Loans and Incremental Term Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement (the “Participant Register”); provided that no Lender or L/C Issuer shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant's interest in any Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Obligation or Revolving Credit Commitment is in registered form under Section 5f.103-1(c) of the Treasury Regulations or is otherwise required by this Agreement. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender or L/C Issuer shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(c)     Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section 12.12 shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

(d)     Notwithstanding anything to the contrary herein, if at any time the Swing Line Lender assigns all of its Revolving Credit Commitments and Revolving Loans pursuant to subsection (a) above, the Swing Line Lender may terminate the Swing Line.  In the event of such termination of the Swing Line, the Borrower shall be entitled to appoint another Lender to act as the successor Swing Line Lender hereunder (with such Lender’s consent); provided, however, that the failure of the Borrower to appoint a successor shall not affect the resignation of the Swing Line Lender.  If the Swing Line Lender terminates the Swing Line, it shall retain all of the rights of the Swing Line Lender provided hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require Lenders to make Revolving Loans or fund participations in outstanding Swing Loans pursuant to Section 1.17 hereof.

Section 12.13.     Amendments.  Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders (or Administrative Agent acting at the direction of the Required Lenders), and (c) if the rights or duties of the Administrative Agent, the L/C Issuer, or the Swing Line Lender are affected thereby, the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as applicable; provided that:

(i)  no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder (including by way of a waiver of a Default or Event of Default under Section 9.1(a)) without the consent of the Lender to which such payment is owing or which has committed to make such Revolving Loan or Letter of Credit (or participate therein) hereunder, (C) extend the Revolving Credit Termination Date without the consent of each affected Revolving Lender or (D) extend the Term Loan Maturity Date or the maturity date of any Incremental Term Loan without the consent of each affected Term Loan Lender or Incremental Term Loan Lender, as applicable;

(ii)      no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Lender, change the definitions of Required Lenders, Required Revolving Lenders, Borrowing Base, Borrowing Base NOI, Borrowing Base Requirements, Borrowing Base Value or Revolving Credit Availability, change the provisions of Section 8.21, change the provisions of this Section 12.13, affect the number of Lenders required to take any action hereunder or under any other Loan Document, change the pro rata application of payments or order of application of payments and collections set forth in Section 3.1 of this Agreement or release any Guarantor or in the event that a Collateral Trigger Event has occurred, a release or subordination of any material portion of the Collateral (except as expressly contemplated in this Agreement); and

(iii)      no amendment to Section 13 hereof shall be made without the consent of the Guarantors affected thereby.

Section 12.14.      Headings.  Headings" \l 2  Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Section 12.15.      Costs and Expenses; Indemnification.  (a) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated.  The Borrower agrees to pay to the Administrative Agent, the L/C Issuer, and each Lender all costs and expenses reasonably incurred or paid by the Administrative Agent, the L/C Issuer, such Lender, or any such holder, including reasonable attorneys’ fees and disbursements and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Borrower or any Guarantor as a debtor thereunder).  The Borrower further agrees to indemnify the Administrative Agent, the

L/C Issuer, each Lender, and any security trustee therefor, and their respective directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Revolving Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification.  The Borrower, upon demand by the Administrative Agent, the L/C Issuer, or a Lender at any time, shall reimburse the Administrative Agent, the L/C Issuer, or such Lender for any reasonable legal or other expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except to the extent the same is due to the gross negligence or willful misconduct of the party to be indemnified.  To the extent permitted by applicable law, the parties hereto shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Revolving Loan or Letter of Credit or the use of the proceeds thereof.  The obligations of the parties under this Section 12.15 shall survive the termination of this Agreement.

(b)     The Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Indemnitee for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following:  (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by the Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the relevant Indemnitee.  This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement for a period of five (5) years, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification.  This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of each Indemnitee and its successors and assigns.

Section 12.16.     Set-off.  In addition to any rights now or hereafter granted under the Loan Documents or applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, with the prior written consent of the Administrative Agent, each Lender, the L/C Issuer, each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by the Borrower and each Guarantor at any time or from time to time, without notice to the Borrower or such Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, and in whatever currency denominated, but not including trust accounts) and any other indebtedness at any time held or owing by that Lender, L/C Issuer, subsequent holder, or affiliate, to or for the credit or the account of the Borrower or such Guarantor, whether or not matured, against and on account of the Obligations then due of the Borrower or such Guarantor to that Lender, L/C Issuer, or subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not that Lender, L/C Issuer, or subsequent holder shall have made any demand hereunder.

Section 12.17.      Entire Agreement.  The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

Section 12.18.     Governing Law.  This Agreement and the other Loan Documents (except as otherwise specified therein), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

Section 12.19.      Severability of Provisions.  Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

Section 12.20.      Excess Interest.  Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Revolving Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”).  If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.  Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period.

Section 12.21.     Construction.  The parties acknowledge and agree that the Loan Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Loan Documents.  The provisions of this Agreement relating to Subsidiaries shall only apply during such times as the Borrower has one or more Subsidiaries.

Section 12.22.     Lender’s and L/C Issuer’s Obligations Several.  The obligations of the Lenders and L/C Issuer hereunder are several and not joint.  Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity.

Section 12.23.      Submission to Jurisdiction; Waiver of Jury Trial.  The Borrower and each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in the City of New York for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.  The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  THE BORROWER, EACH GUARANTOR, THE ADMINISTRATIVE AGENT, THE L/C ISSUER, AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 12.24.      USA Patriot Act.  Each Lender and L/C Issuer that is subject to the requirements of the Patriot Act hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify, and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or L/C Issuer to identify the Borrower in accordance with the Patriot Act.

Section 12.25.      Confidentiality.  Each of the Administrative Agent, the Lenders, and the L/C Issuer severally agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed in compliance with applicable law (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors to the extent any such Person has a need to know such Information (it being understood that the Persons to whom such disclosure is made will first be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that to the extent practicable and permitted by applicable law, the party requested to disclose any information will provide prompt written notice of such request to the Borrower, will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to disclosure and will disclose the minimum amount of information required to comply with such applicable law, regulation, subpoena or legal process, (d) to any other party hereto, (e) to the extent reasonably necessary after consultation with counsel, in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, provided that, to the extent reasonably practicable, the party requested to disclose any such information will provide prompt written notice of such request to the Borrower and will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to such disclosure, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.25, to (A) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary and its obligations, (g) with the prior written consent of the Borrower, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 12.25 or (B) becomes available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis from a source other than the Borrower or any Subsidiary or any of their directors, officers, employees or agents, including accountants, legal counsel and other advisors; provided that the Administrative Agent, any Lender or the L/C Issuer may use such Information as permitted by clause (a) above, but the Administrative Agent, any Lender or the L/C Issuer shall not otherwise disclose such Information except as permitted by clauses (b) - (g), (i), (j) or (k) of this Section 12.25, (i) to rating agencies if requested or required by such agencies in connection with a rating relating to the Revolving Loans or the Revolving Credit Commitments hereunder, (j) to Gold Sheets and other similar bank trade publications (such information to consist of deal terms and other information regarding the credit facilities evidenced by this Agreement customarily found in such publications), or (k) to entities which compile and publish information about the syndicated loan market, provided that only basic information about the pricing and structure of the transaction evidenced hereby may be disclosed pursuant to this subsection (j).  For purposes of this Section 12.25, “Information” means all information received from the Borrower or any of the Subsidiaries or from any other Person on behalf of the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries or from any other Person on behalf of the Borrower or any of the Subsidiaries.  Each of the Administrative Agent, the Lenders, and the L/C Issuer specifically acknowledges that the common stock of the Borrower is traded on the NYSE American exchange under the trading symbol “CTO.”  Each of the Administrative Agent, the Lenders, and the L/C Issuer further expressly acknowledges that it is aware that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including information concerning the matters that are the subject of this Agreement, from purchasing or selling securities of such issuer on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person.

Section 12.26.      Limitation of Recourse.  There shall be full recourse to the Borrower and the Guarantors and all of their assets and properties for the Obligations and any other liability under the Loan Documents. Subject to clauses (i) and (ii) of the following sentence, in no event shall any officer or director of the Borrower or any of its Subsidiaries be personally liable or obligated for the Obligations or any other liability under the Loan Documents.  Nothing herein contained shall limit or be construed to (i) release any such officer or director from liability for his or her fraudulent actions, misappropriation of funds or willful misconduct or (ii) limit or impair the exercise of remedies with respect to the Borrower and the Guarantors under the Loan Documents.  The provisions of this Section 12.26 shall survive the termination of this Agreement.

Section 12.27.     Other Taxes~~.~~.  The Borrower agrees to pay on demand, and indemnify and hold the Administrative Agent, the Lenders, and the L/C Issuer harmless from, any Other Taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

Section 12.28.      Amendment and Restatement; No Novation.  From and after the date of this Agreement, all references to that certain Credit Agreement dated February 27, 2012 between the Borrower and certain Material Subsidiaries of the Borrower, as Guarantors, the financial institutions party thereto as “Lenders” and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent, Swing Line Lender and the L/C Issuer, which agreement was amended and restated in its entirety by the Prior Credit Agreement (the "Original Credit Agreement") or the Prior Credit Agreement in any Loan Document or in any other instrument or document shall, unless otherwise explicitly stated therein, be deemed to refer to this Agreement.  This Agreement shall become effective as of the date hereof, and supersede all provisions of the Prior Credit Agreement as of such date, upon the execution of this Agreement by each of the parties hereto and fulfillment of the conditions precedent contained in Section 7.2 hereof.  This Agreement shall constitute for all purposes an amendment and restatement of the Prior Credit Agreement and not a new agreement and all obligations outstanding under the Prior Credit Agreement shall continue to be outstanding hereunder and shall not constitute a novation of the indebtedness or other obligations outstanding under the Prior Credit Agreement.

Section 12.29.      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~Affected~~EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of ~~the applicable~~an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by ~~the applicable~~an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~Affected~~EEA Financial Institution; and

(b)      the effects of any Bail-In Action on any such liability, including, if applicable:

(i)      a reduction in full or in part or cancellation of any such liability;

(ii)      a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~Affected~~EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)      the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of ~~the applicable~~any EEA Resolution Authority.

Section 12.30.      Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)       In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)      As used in this Section, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)      a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(ii)      a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(iii)      a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 13.      THE GUARANTEES.

Section 13.1.     The Guarantees.  To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to the Borrower by reason of the Loans and Revolving Credit Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, each Material Subsidiary party hereto (including any Material Subsidiary formed or acquired after the Closing Date executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to the Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders~~,~~ and ~~their Affiliates~~the Hedging Counterparties, the due and punctual payment of all present and future Obligations, including, but not limited to, the due and punctual payment of principal of and interest on the Term Loans, Incremental Term Loans (if any), Revolving Loans, Swing Loans, the Reimbursement Obligations, Hedging Liability, Funds Transfer and Deposit Account Liability, and the due and punctual payment of all other obligations now or hereafter owed by the Borrower under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability).  In case of failure by the Borrower or other obligor punctually to pay any obligations guaranteed hereby, each Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower or such obligor.

Section 13.2.      Guarantee Unconditional.  The obligations of each Guarantor under this Section 13 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

(a)       any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of the Borrower or other obligor or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;

(b)      any modification or amendment of or supplement to this Agreement or any other Loan Document;

(c)       any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, the Borrower or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or other obligor or of any other guarantor contained in any Loan Document;

(d)      the existence of any claim, set-off, or other rights which the Borrower or other obligor or any other guarantor may have at any time against the Administrative Agent, any Lender, or any other Person, whether or not arising in connection herewith;

(e)       any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower or other obligor, any other guarantor, or any other Person or Property;

(f)      any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower or other obligor, regardless of what obligations of the Borrower or other obligor remain unpaid;

(g)      any invalidity or unenforceability relating to or against the Borrower or other obligor or any other guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or other obligor or any other guarantor of the principal of or interest on any Term Loans, Incremental Term Loans (if any), Revolving Loan or any Reimbursement Obligation or any other amount payable under the Loan Documents; or

(h)      any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, or any other Person or any other circumstance whatsoever that might,

but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 13.

Section 13.3.     Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances.  Each Guarantor’s obligations under this Section 13 shall remain in full force and effect until the Revolving Credit Commitments are terminated, all Letters of Credit have expired, all Hedging Liability has been paid in full (or other arrangements satisfactory to each Hedging Counterparty have been made), and the principal of and interest on the Loans and all other amounts payable by the Borrower and the Guarantors under this Agreement and all other Loan Documents have been paid in full.  If at any time any payment of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable by the Borrower or other obligor or any Guarantor under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or other obligor or of any guarantor, or otherwise, each Guarantor’s obligations under this Section 13 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

Section 13.4.      Subrogation.  Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the obligations guaranteed hereby shall have been paid in full subsequent to the termination of all the Revolving Credit Commitments and Swing Line and expiration of all Letters of Credit.  If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability and all other amounts payable by the Borrower hereunder and the other Loan Documents and (y) the termination of the Revolving Credit Commitments and Swing Line and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders (and their Affiliates) and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders (and their Affiliates) or be credited and applied upon the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability, whether matured or unmatured, in accordance with the terms of this Agreement.

Section 13.5.     Waivers.  Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice except as specifically provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, or any other Person against the Borrower or other obligor, another guarantor, or any other Person.

Section 13.6.      Limit on Recovery.  Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 13 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 13 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

Section 13.7.      Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower or other obligor under this Agreement or any other Loan Document, is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the

Administrative Agent made at the request of the Required Lenders.

Section 13.8.      Benefit to Guarantors.  The Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of each Guarantor.  Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder.

Section 13.9.      Guarantor Covenants.  Each Guarantor shall take such action as the Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrower is required by this Agreement to prohibit such Guarantor from taking.

Section 13.10.    Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until discharged in accordance with Section 13.3.  Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[SIGNATURE PAGES TO FOLLOW]

This Credit Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.     "Signature Page" \l 4

“BORROWER”

CTO REALTY GROWTH, INC., a Maryland corporation

By
Name: Matthew M. Partridge Title: Senior Vice President, Chief Financial Officer and Treasurer

“ADMINISTRATIVE AGENT AND L/C ISSUER”

BANK OF MONTREAL, as L/C Issuer and as Administrative Agent

By
Name: ~~Gwendolyn Gatz~~
Title: ~~Director~~

“LENDERS”

BANK OF MONTREAL, as a Lender and Swing Line Lender

By
Name: ~~Gwendolyn Gatz~~
Title: ~~Director~~

[Signature Page Second Amended and Restated Credit Agreement]

Truist Bank, as a Lender

By
Name: Title:

[Signature Page Second Amended and Restated Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name: Title:

[Signature Page Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By
Name:
Title:

[Signature Page Second Amended and Restated Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By
Name:
Title:

[Signature Page Second Amended and Restated Credit Agreement]

~~KEYBANK~~PNC BANK, NATIONAL ASSOCIATION, as a Lender

By
Name:
Title:

[Signature Page Second Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, as a Lender

By
Name:
Title:

[Signature Page Second Amended and Restated Credit Agreement]

SYNOVUS BANK, as a Lender

By
Name:
Title:

[Signature Page Second Amended and Restated Credit Agreement]

~~“~~“GUARANTORS”
LHC15 RIVERSIDE FL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO17 WESTCLIFF TX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

INDIGO GROUP INC., a Florida corporation

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page Second Amended and Restated Credit Agreement]

~~CTO18 JACKSONVILLE FL LLC, a Delaware limited liability company~~

~~By:~~	 ~~CTO Realty Growth, Inc., a Maryland corporation, its manager~~

~~By:~~
~~Name: Matthew M. Partridge~~
~~Title: Senior Vice President, Chief Financial Officer and Treasurer~~CTO18 ALBUQUERQUE NM LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

~~IGI19 FC VA LLC, a Delaware limited liability company~~

~~By:~~	 ~~Indigo Group, Inc., a Florida corporation, its manager~~

~~By:~~	
~~Name:  Matthew M. Partridge~~
~~Title: Senior Vice President, Chief Financial Officer and Treasurer~~

[Signature Page Second Amended and Restated Credit Agreement]

~~CTO19 OCEANSIDE NY LLC, a Delaware limited liability company~~

~~By:~~	 ~~CTO Realty Growth, Inc., a Maryland corporation, its manager~~

~~By:~~	~~_____________________________~~
~~Name: Matthew M. Partridge~~
~~Title: Senior Vice President, Chief Financial Officer and Treasurer~~

CTO19 RESTON VA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

~~CTO19 CARPENTER AUSTIN LLC, a Delaware limited liability company~~

~~By:~~	 ~~CTO Realty Growth, Inc., a Maryland corporation, its manager~~

~~By:~~	~~_____________________________~~
~~Name: Matthew M. Partridge~~
~~Title: Senior Vice President, Chief Financial Officer and Treasurer~~

[Signature Page Second Amended and Restated Credit Agreement]

INDIGO GROUP LTD., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 STRAND JAX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

DAYTONA JV LLC, a Florida limited liability company

By:	LHC15 Atlantic DB JV LLC, a Delaware limited liability company, its sole manager

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole member

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial

[Signature Page Second Amended and Restated Credit Agreement]

Officer and Treasurer

[Signature Page Second Amended and Restated Credit Agreement]

CTO20 CROSSROADS AZ LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI20 CROSSROADS AZ LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 PERIMETER LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page Second Amended and Restated Credit Agreement]

CTO20 PERIMETER II LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its sole manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 TAMPA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI20 TAMPA LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page Second Amended and Restated Credit Agreement]

IGL20 TAMPA LLC, a Delaware limited liability company

By:	Indigo Group Ltd., a Florida limited partnership,

By:	Indigo Group Inc., a Florida corporation, its general partner

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 HIALEAH LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 ACQUISITIONS LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 ACQUISITIONS II LLC, a Delaware limited liability company

[Signature Page Second Amended and Restated Credit Agreement]

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 AL OUTPARCEL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 APEX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 SANTA FE LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

[Signature Page Second Amended and Restated Credit Agreement]

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO21 BUFORD 1 LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO22 MADISON YARDS LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Maryland corporation, its manager

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI 21 KATY LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

[Signature Page Second Amended and Restated Credit Agreement]

By:	_____________________________
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page Second Amended and Restated Credit Agreement]

EXHIBIT A

NOTICE OF PAYMENT REQUEST

EXHIBIT B

NOTICE OF BORROWING

EXHIBIT C

NOTICE OF CONTINUATION/CONVERSION

EXHIBIT D-1

[INSERT NUMBER] AMENDED AND RESTATED REVOLVING NOTE

EXHIBIT D-2

[INSERT NUMBER] AMENDED AND RESTATED SWING NOTE

EXHIBIT D-3

TERM NOTE

EXHIBIT D-4

[__] INCREMENTAL TERM NOTE

EXHIBIT E

COMPLIANCE CERTIFICATE

EXHIBIT F

ASSIGNMENT AND ACCEPTANCE

EXHIBIT G

ADDITIONAL GUARANTOR SUPPLEMENT

EXHIBIT H

COMMITMENT AMOUNT INCREASE REQUEST

EXHIBIT I

BORROWING BASE CERTIFICATE